UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 through April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2011 (Unaudited)

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Focus Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2011 (Unaudited)

Dear Shareholder:

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East — are casting new uncertainties about the sustainability of economic growth.

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th, 2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

Developed Markets

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, international stocks, as measured by the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East (“EAFE”) Index, rallied during the six months ended April 30, 2011, gaining 12.71%. Better-than-expected corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the reporting period. European stocks were relatively strong during the reporting period, as concerns about sovereign debt receded after successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund.

Emerging Markets

Emerging market stocks underperformed stocks in developed markets but still gained for the six months ended April 30, 2011, as the MSCI Emerging Markets Index returned 9.74%. While strong economic growth continued to attract investors to emerging market equities, the threat of rising inflation kept the emerging market stock market relatively subdued during the reporting period.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13.40%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (gross of foreign withholding taxes)	9.84%
MSCI Emerging Markets Index (net of foreign withholding taxes) . . . . . . . . . . . . . . .	9.74%

Net Assets as of 4/30/2011 (In Thousands) . . . . . . . . . . . . . . . . . . . . .	$262,920

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection in the materials sectors contributed to relative performance, while the Fund’s stock selection in the energy sector detracted from relative performance. During the reporting period, the Fund changed its primary benchmark from a version of the Benchmark that is gross of foreign withholding taxes on dividends reinvested to a version of the Benchmark that is net of foreign withholding taxes on dividends reinvested, which more accurately reflects the expenses that an investor investing in the securities included in the Benchmark would incur.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in HTC Corp., KGHM Polska Miedz S.A. and Honam Petrochemical Corp. Shares of HTC Corp., a Taiwanese provider of mobile handsets, gained on strong first-quarter sales, buoyed by rising demand for smartphones that use Google Inc.’s Android system and models that offer higher connection speeds. Shares of Poland-based copper ore mining company KGHM Polska Miedz S.A. benefited from strong demand and pricing for copper.

Shares of Korean petrochemical maker Honam Petrochemical Corp. benefited from strong prices for petrochemicals, as a result of low supply due to shutdowns and reduced production capacity of industry competitors.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Commercial International Bank Egypt SAE and OGX Petroleo e Gas Participacoes S.A. Shares of Commercial International Bank Egypt SAE declined on investors’ concerns surrounding the political instability in Egypt. OGX Petroleo e Gas Participacoes S.A. is a Brazil-based company focused on oil and natural gas exploration and production in offshore sedimentary basins. The stock declined on investors’ concerns about its oil and gas reserve growth.

Not owning shares of Russian energy company Gazprom Oao also detracted from relative performance, as the stock, which was held in the Benchmark, benefited from rising oil prices during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the information technology sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	3.1%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.6
3.	Vale S.A., ADR (Brazil)	2.5
4.	Sasol Ltd. (South Africa)	2.1
5.	Hyundai Motor Co. (South Korea)	2.0
6.	CNOOC Ltd. (Hong Kong)	1.9
7.	Sberbank of Russia (Russia)	1.9
8.	PetroChina Co., Ltd., Class H (China)	1.8
9.	Hon Hai Precision Industry Co., Ltd., GDR (Taiwan)	1.8
10.	Itau Unibanco Holding S.A., ADR (Preferred Stock) (Brazil)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
South Korea	15.5%
Brazil	15.3
Taiwan	10.5
South Africa	10.2
China	7.5
Russia	7.5
Hong Kong	6.0
India	5.4
Turkey	4.6
Thailand	4.1
United States	3.7
Poland	3.6
Mexico	1.8
Others (each less than 1.0%)	4.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		13.24%	28.69%	3.58%	3.63%
With Sales Charge**		7.30	21.92	1.73	1.88
CLASS C SHARES	2/28/08
Without CDSC		13.05	28.00	3.07	3.11
With CDSC***		12.05	27.00	3.07	3.11
CLASS R5 SHARES	2/28/08	13.52	29.19	4.04	4.08
SELECT CLASS SHARES	2/28/08	13.40	28.96	3.83	3.88

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund’s primary benchmark changed from the MSCI Emerging

Markets Index (gross of withholding taxes) to the MSCI Emerging Markets Index (net of withholding taxes) because the Advisor believes the net of withholding taxes version of the index more accurately represents the Fund’s performance. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.19%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (gross of foreign withholding taxes)	9.84%
MSCI Emerging Markets Index (net of foreign withholding taxes)	9.74%

Net Assets as of 4/30/2011 (In Thousands)	$2,122,477

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI Emerging Markets Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection and underweight versus the Benchmark in the energy sector detracted from relative performance, while the Fund’s stock selection in the consumer discretionary sector contributed to relative performance. During the reporting period, the Fund changed its primary benchmark from a version of the Benchmark that is gross of foreign withholding taxes on dividends reinvested to a version of the Benchmark that is net of foreign withholding taxes on dividends reinvested, which more accurately reflects the expenses that an investor investing in the securities included in the Benchmark would incur.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Turkiye Garanti Bankasi A/S and China Merchants Bank Co., Ltd. Shares of Turkiye Garanti Bankasi A/S, a Turkish bank, declined on investors’ concerns about Turkey’s growing account deficit. Shares of China Merchants Bank Co., Ltd. declined as many investors became concerned that the Chinese government’s measures to cool the country’s surging property market would negatively impact the company’s consumer loan business.

Not owning shares of Russian energy company Gazprom Oao also detracted from relative performance, as the stock, which was held in the Benchmark, benefited from rising oil prices during the reporting period.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Anhui Conch Cement Co., Ltd., Hyundai Motor Co. and Hyundai Mobis. Shares of Chinese cement company Anhui Conch Cement Co., Ltd. advanced due to favorable pricing for the company’s products as a result of consolidation in the Chinese construction industry. The stock also benefited from the announcement that the government would build ten million units of social housing in 2011. Shares of Hyundai Motor Co., a Korean automobile manufacturer, and Hyundai Mobis, a Korean auto parts manufacturer, benefited from improving auto exports driven by strong U.S. demand.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight was in the consumer staples sector and the Fund’s largest underweight was in the energy sector.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Housing Development Finance Corp., Ltd. (India)	4.3%
2.	Vale S.A., ADR (Brazil)	4.1
3.	Petroleo Brasileiro S.A., ADR (Brazil)	3.3
4.	Samsung Electronics Co., Ltd. (South Korea)	3.0
5.	CNOOC Ltd. (Hong Kong)	2.9
6.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.7
7.	Anhui Conch Cement Co., Ltd., Class H (China)	2.6
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.6
9.	China Merchants Bank Co., Ltd., Class H (China)	2.5
10.	Hyundai Motor Co. (South Korea)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	15.4%
China	12.7
India	11.9
South Korea	10.0
Hong Kong	9.8
South Africa	8.6
Taiwan	5.7
Mexico	5.1
Russia	3.8
Turkey	3.3
Indonesia	3.0
Luxembourg	2.2
Hungary	1.3
Chile	1.2
United States	1.1
Others (each less than 1.0%)	0.8
Short-Term Investment	4.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		5.97%	16.71%	9.48%	15.53%
With Sales Charge**		0.41	10.59	8.30	14.91
CLASS B SHARES	9/28/01
Without CDSC		5.69	16.11	8.94	15.11
With CDSC***		0.69	11.11	8.65	15.11
CLASS C SHARES	2/28/06
Without CDSC		5.74	16.12	8.94	15.02
With CDSC****		4.74	15.12	8.94	15.02
INSTITUTIONAL CLASS SHARES	11/15/93	6.19	17.19	9.93	16.09
SELECT CLASS SHARES	9/10/01	6.11	17.01	9.75	15.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund’s primary benchmark changed from the MSCI Emerging Markets Index (gross of withholding taxes) to the MSCI Emerging Markets Index (net of withholding taxes) because the Advisor believes the net of withholding taxes version of the index more accurately represents the Fund’s performance. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Global Equity Income Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2011 (FUND INCEPTION DATE) THROUGH APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.73%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	3.22%

Net Assets as of 4/30/2011 (In Thousands)	$3,113

INVESTMENT OBJECTIVE AND STRATEGIES**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and generally focuses on investments in dividend yielding securities. Under normal circumstances, the Fund invests at least 40% of its total assets in countries other than the United States and may invest in emerging markets. The Fund uses a bottom-up stock selection approach, focusing on dividend-yielding equity securities the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	BASF SE (Germany)	2.6%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
3.	E.l. du Pont de Nemours & Co. (United States)	2.4
4.	GDF Suez (France)	2.3
5.	Time Warner, Inc. (United States)	2.2
6.	Coca-Cola Co. (The) (United States)	2.1
7.	British American Tobacco plc (United Kingdom)	2.0
8.	Allianz SE (Germany)	1.9
9.	Banco Santander S.A. (Spain)	1.9
10.	Sumitomo Corp. (Japan)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United States	30.4%
France	17.5
United Kingdom	9.5
Germany	7.8
Netherlands	5.2
Italy	4.5
Spain	3.2
China	3.1
Japan	3.0
Australia	2.9
Singapore	2.7
Hong Kong	1.9
Switzerland	1.9
Finland	1.4
Greece	1.3
Sweden	1.3
South Korea	1.0
Others (each less than 1.0%)	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2011 (FUND INCEPTION DATE) THROUGH APRIL 30, 2011 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	2/28/11
Without Sales Charge		3.64%
With Sales Charge*		(1.79)
CLASS C SHARES	2/28/11
Without CDSC		3.53
With CDSC**		2.53
CLASS R2 SHARES	2/28/11	3.62
CLASS R5 SHARES	2/28/11	3.74
SELECT CLASS SHARES	2/28/11	3.73

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund and the MSCI World Index from February 28, 2011 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Global Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	12.31%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	14.75%

Net Assets as of 4/30/2011 (In Thousands)	$6,412

INVESTMENT OBJECTIVE**

The JPMorgan Global Focus Fund (the “Fund”) seeks to provide long term capital growth by investing in a portfolio of equity securities in developed and emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection and underweight versus the Benchmark in the energy sector detracted from relative performance. The Fund’s stock selection in the basic industries sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s position in InterOil Corp., an integrated energy company operating in Papua New Guinea that was not held in the Benchmark. Shares of InterOil Corp. declined after the company reported a net loss for the fourth quarter.

Other individual detractors included the Fund’s overweight positions versus the Benchmark in Cisco Systems, Inc. and Teva Pharmaceutical Industries Ltd. Shares of Cisco Systems, Inc. declined after the U.S. communications company reported disappointing margins for the fiscal second quarter and lowered its outlook for its third-quarter earnings. Shares of Teva Pharmaceutical Industries Ltd., an Israeli pharmaceutical company, declined due to its disappointing earnings outlook for 2011 and investor concerns about management’s decision to produce non-generic drugs.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Nokian Renkaat OYJ and First Quantum Minerals Ltd, as well as its position in France-based Rhodia S.A., a specialty chemical provider that was not held in the Benchmark. Finnish tire provider Nokian Renkaat OYJ reported higher profit due to a rebound in global auto sales and strong demand in Russia and the Nordic countries. Shares of Canadian mining company First Quantum Minerals Ltd. were fueled by the firm’s strong growth prospects, stemming from a number of attractive projects. Shares of Rhodia S.A. rose after Belgian chemicals group Solvay announced a takeover bid for the company.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for stocks that possessed an attractive valuation signal (as measured by the Fund’s portfolio managers’ proprietary dividend discount model), high significant profit growth potential and a timely catalyst that would enable the stock to realize its inherent value. The Fund was largely unconstrained with regards to sector, regional and market-cap distribution.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.3%
2.	Japan Tobacco, Inc. (Japan)	2.1
3.	InterOil Corp. (Australia)	2.0
4.	Amazon.com, Inc. (United States)	1.9
5.	Nokian Renkaat OYJ (Finland)	1.9
6.	Carlsberg A/S, Class B (Denmark)	1.8
7.	First Quantum Minerals Ltd. (Canada)	1.8
8.	Lanxess AG (Germany)	1.8
9.	KBC Groep N.V. (Belgium)	1.7
10.	Walt Disney Co. (The) (United States)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United States	21.1%
United Kingdom	13.1
Japan	11.0
Germany	8.6
France	6.2
Netherlands	4.4
Hong Kong	4.2
Finland	3.6
Ireland	3.3
Belgium	2.9
Switzerland	2.9
Italy	2.7
Denmark	2.5
Canada	2.5
Austria	2.4
Australia	2.0
South Africa	1.4
Israel	1.3
South Korea	1.0
Others (each less than 1.0%)	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		12.24%	18.21%	5.65%	2.52%
With Sales Charge**		6.33	12.00	3.77	1.18
CLASS C SHARES	3/30/07
Without CDSC		11.90	17.53	5.12	1.99
With CDSC***		10.90	16.53	5.12	1.99
CLASS R5 SHARES	3/30/07	12.43	18.67	6.11	2.97
SELECT CLASS SHARES	3/30/07	12.31	18.46	5.91	2.77

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Focus Fund, the MSCI World Index and the Lipper Global Multi-Cap Value Funds Index from March 30, 2007 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Value Funds is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through April 30, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	12.45%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	12.71%

Net Assets as of 4/30/2011 (In Thousands)	$767,602

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection in the financials and telecommunications services sectors detracted from the Fund’s relative performance, while the Fund’s underweight versus the Benchmark in the utilities sector, most notably Japanese utilities, and its stock selection in the consumer staples sector contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included Nidec Corp. and China Life Insurance Co., Ltd. The Fund held overweight positions versus the Benchmark in these two stocks, which both underperformed during the reporting period. Shares of Nidec Corp., a Japanese manufacturer of electric motors and related components, declined due to disappointing fiscal third-quarter results and investors’ concerns about the repercussions from the earthquake and tsunami that struck Japan. Shares of China Life Insurance Co., Ltd., a Chinese insurance company, were weighed down by disappointing results and concerns about increased competition.

In addition, the Fund did not own shares of BASF SE, which was held by the Benchmark, and this detracted from the Fund’s relative performance, as this stock gained during the reporting period.

Individual contributors to the Fund’s relative performance included Komatsu Ltd. and BG Group Plc. The Fund held overweight positions versus the Benchmark in these two stocks, which both gained during the reporting period. Japanese construction equipment provider Komatsu Ltd. reported better-than-expected quarterly results, as its sales were buoyed by strong demand from Asia. In addition, the company announced that operations were only minimally affected by Japan’s earthquake. Shares of BG Group Plc, an oil and gas operations company based in the United Kingdom, reported strong fourth quarter results, raised its dividend and announced that output growth could exceed management’s stated goals.

In addition, the Fund did not own shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, and this contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake in Japan.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc (Netherlands)	2.6%
2.	BHP Billiton Ltd. (Australia)	2.6
3.	Total S.A. (France)	2.3
4.	Nestle S.A. (Switzerland)	2.3
5.	Vodafone Group plc (United Kingdom)	2.2
6.	HSBC Holdings plc (United Kingdom)	2.0
7.	BG Group plc (United Kingdom)	2.0
8.	Siemens AG (Germany)	1.6
9.	Unilever plc (United Kingdom)	1.6
10.	Novartis AG (Switzerland)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.9%
Japan	16.4
France	13.4
Switzerland	11.9
Germany	8.3
Netherlands	5.2
Australia	3.5
Hong Kong	2.1
China	2.0
Spain	1.6
Belgium	1.3
Ireland	1.1
Italy	1.1
Brazil	1.0
Others (each less than 1.0%)	4.0
Short-Term Investment	3.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		12.31%	20.47%	1.72%	5.34%
With Sales Charge**		6.44	14.16	0.62	4.78
CLASS B SHARES	2/28/02
Without CDSC		12.02	19.87	1.16	4.88
With CDSC***		7.02	14.87	0.78	4.88
CLASS C SHARES	1/31/03
Without CDSC		12.10	19.89	1.17	4.82
With CDSC****		11.10	18.89	1.17	4.82
CLASS R2 SHARES	11/3/08	12.21	20.13	1.57	5.27
CLASS R5 SHARES	5/15/06	12.64	21.10	2.17	5.74
CLASS R6 SHARES	11/30/10	12.59	21.04	2.16	5.74
SELECT CLASS SHARES	1/1/97	12.45	20.75	1.97	5.64

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	11.98%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index (net of foreign withholding taxes)	12.82%

Net Assets as of 4/30/2011 (In Thousands)	$762,109

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the six months ended April 30, 2011. The Fund’s exposure to emerging markets stocks, which are not held in the Benchmark, drove the Fund’s relative underperformance as emerging markets stocks underperformed international developed markets stocks during the reporting period.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely a portfolio follows the index to which it is benchmarked) of this strategy during the reporting period can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging market stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers constructed the Fund as a fundamental index strategy, with country weightings based on GDP rather than equity market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization.

On average, the Fund had the following weights within the major regions during the reporting period: Asia ex Japan, 7.04%; Japan, 18.26%; the United Kingdom, 9.53%; Continental Europe, 64.52%; and Israel, 0.65%.

The Fund’s emerging markets exposure had an average weighting of 9.62% during the reporting period. The Fund’s emerging markets exposure was constructed so that countries were about equally weighted, with periodic rebalancing to return to this weighting.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund continued to closely track the Benchmark, consistent with its investment strategy, and attempted to provide broad passive international exposure for U.S. investors.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Siemens AG (Germany)	1.7%
2.	ENI S.p.A. (Italy)	1.6
3.	Telefonica S.A. (Spain)	1.5
4.	Banco Santander S.A. (Spain)	1.4
5.	BASF SE (Germany)	1.3
6.	Total S.A. (France)	1.2
7.	Enel S.p.A. (Italy)	1.1
8.	Bayer AG (Germany)	1.0
9.	Allianz SE (Germany)	1.0
10.	Daimler AG (Germany)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	16.5%
Germany	15.2
France	10.2
Italy	8.0
United Kingdom	7.5
Spain	5.8
Australia	4.2
Netherlands	3.9
Switzerland	3.7
Sweden	2.2
Belgium	1.8
Norway	1.6
Austria	1.6
Denmark	1.3
Hong Kong	1.1
Others (each less than 1.0%)	15.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		11.92%	19.45%	1.48%	5.38%
With Sales Charge**		6.06	13.16	0.39	4.81
CLASS B SHARES	1/14/94
Without CDSC		11.49	18.58	0.74	4.77
With CDSC***		6.49	13.58	0.35	4.77
CLASS C SHARES	11/4/97
Without CDSC		11.41	18.56	0.75	4.62
With CDSC****		10.41	17.56	0.75	4.62
CLASS R2 SHARES	11/3/08	11.74	19.13	1.21	5.11
SELECT CLASS SHARES	10/28/92	11.98	19.72	1.72	5.65

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	12.32%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	12.71%

Net Assets as of 4/30/2011 (In Thousands)	$432,854

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection in the property and telecommunication sectors detracted from the Fund’s relative performance, while the Fund’s stock selection in the utilities and transportation services and consumer cyclicals sectors contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight position in Kinross Gold Corp., Intercell AG and Teva Pharmaceutical Industries Ltd. Shares of Canadian gold miner Kinross Gold Corp. declined due to production delays, and investors’ concerns about the firm’s recent acquisitions. Shares of Austrian biotechnology company Intercell AG declined after the company announced that a vaccine in its pipeline failed in clinical trials, prompting investors’ concerns about its future earnings growth. Shares of Teva Pharmaceutical Industries Ltd., an Israeli pharmaceutical company, declined due to its disappointing earnings outlook for 2011 and investor concerns about management’s decision to produce non-generic drugs.

Individual contributors to the Fund’s relative performance included the Fund’s position in First Quantum Minerals Ltd., which was not held in the Benchmark, and the Fund’s overweight position versus the Benchmark in Enel S.p.A. Shares of Canadian mining company First Quantum Minerals Ltd. were fueled by the firm’s strong growth prospects, stemming from a number of attractive projects. Shares of Italian electricity operator Enel S.p.A. benefited as European sovereign debt fears abated and the company showed signs of progress in terms of reducing its debt burden.

Additionally, the Fund did not own shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, and this contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify what they believed were the most attractive stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with that of its Benchmark.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.6%
2.	Vodafone Group plc (United Kingdom)	2.4
3.	Siemens AG (Germany)	2.3
4.	Unilever N.V. CVA (Netherlands)	2.0
5.	Bayer AG (Germany)	2.0
6.	Rio Tinto plc (United Kingdom)	1.8
7.	British American Tobacco plc (United Kingdom)	1.8
8.	Sanofi-Aventis S.A. (France)	1.8
9.	Schneider Electric S.A. (France)	1.8
10.	Volkswagen AG (Germany)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.3%
Japan	15.4
Germany	11.5
France	11.3
Netherlands	9.3
Hong Kong	3.9
Italy	3.3
Switzerland	2.9
Canada	2.2
Ireland	2.0
China	1.7
Belgium	1.6
Spain	1.4
Finland	1.2
Norway	1.1
South Korea	1.0
Others (each less than 1.0%)	5.4
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		12.10%	19.04%	1.98%	4.87%
With Sales Charge**		6.22	12.78	0.88	4.31
CLASS B SHARES	9/10/01
Without CDSC		11.85	18.45	1.47	4.46
With CDSC***		6.85	13.45	1.09	4.46
CLASS C SHARES	7/31/07
Without CDSC		11.87	18.51	1.47	4.38
With CDSC****		10.87	17.51	1.47	4.38
CLASS R6 SHARES	11/30/10	12.39	19.61	2.46	5.60
INSTITUTIONAL CLASS SHARES	2/26/97	12.32	19.54	2.45	5.59
SELECT CLASS SHARES	9/10/01	12.18	19.32	2.22	5.30

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been lower than those shown because Institutional Class Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	13.41%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	12.11%

Net Assets as of 4/30/2011 (In Thousands)	$2,173,128

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Value Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection in the basic industries sector contributed to relative performance, while the Fund’s stock selection in the technology — hardware sector detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s positions in First Quantum Minerals Ltd. and Rhodia S.A., both of which were not held in the Benchmark. Shares of Canadian mining company First Quantum Minerals Ltd. were fueled by the firm’s strong growth prospects, stemming from a number of attractive projects. Shares of Rhodia S.A., France-based specialty chemical provider, rose after Belgian chemicals group Solvay announced a takeover bid for the company.

Not owning shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, also contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

Individual detractors included the Fund’s overweight position versus the Benchmark in Nissan Motor Co., Ltd. and HSBC Holdings plc. Shares of Japanese automobile manufacturer Nissan Motor Co., Ltd. underperformed the Benchmark due to investors’ concerns about production disruptions as a result of the earthquake and subsequent tsunami that struck Japan. Shares of London-based bank HSBC Holdings plc underperformed the Benchmark due to investor concerns about a lower return on equity for the company as a result of new regulations that require banks to hold more capital.

Not owning shares of Telefonaktiebolaget LM Ericsson, which was held by the Benchmark, also detracted from the Fund’s relative performance. The stock gained during the reporting period as demand for 3G and 4G telecommunication services spurred the communication equipment provider’s sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify what they believed were the most attractive value stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.3%
2.	Vodafone Group plc (United Kingdom)	3.1
3.	Sanofi-Aventis S.A. (France)	2.5
4.	BASF SE (Germany)	2.3
5.	ING Groep N.V. CVA (Netherlands)	2.2
6.	Siemens AG (Germany)	2.0
7.	Bayer AG (Germany)	2.0
8.	BP plc (United Kingdom)	2.0
9.	GlaxoSmithKline plc (United Kingdom)	1.9
10.	Allianz SE (Germany)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	20.6%
Japan	17.7
Germany	12.9
France	11.6
Netherlands	9.0
Switzerland	4.0
Italy	3.5
Spain	2.6
Hong Kong	2.0
Belgium	1.9
Finland	1.5
South Korea	1.3
Canada	1.1
Norway	1.1
Australia	1.0
Others (each less than 1.0%)	5.3
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		13.26%	21.83%	1.95%	6.39%
With Sales Charge**		7.31	15.42	0.85	5.81
CLASS B SHARES	9/28/01
Without CDSC		12.90	21.18	1.43	5.99
With CDSC***		7.90	16.18	1.05	5.99
CLASS C SHARES	7/11/06
Without CDSC		12.86	21.14	1.43	5.89
With CDSC****		11.86	20.14	1.43	5.89
CLASS R2 SHARES	11/3/08	13.08	21.45	1.81	6.32
CLASS R6 SHARES	11/30/10	13.49	22.41	2.38	6.92
INSTITUTIONAL CLASS SHARES	11/4/93	13.41	22.32	2.37	6.92
SELECT CLASS SHARES	9/10/01	13.33	22.01	2.20	6.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been lower than those shown because Institutional Class Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets,

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	14.23%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	12.71%

Net Assets as of 4/30/2011 (In Thousands)	$236,349

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s portfolio managers attempted to construct the Fund so that stock selection and style factors (i.e. growth and value characteristics) would be the primary drivers of returns. The Fund’s investments in the information technology sector were the largest contributor to the Fund’s relative performance, while investments in the telecommunication services sector were the largest detractor.

In an attempt to mitigate the impact to performance from individual stocks, the Fund held an average of 251 stocks across sectors during the reporting period. While their overall impact to the Fund’s return was relatively small, the largest individual contributors to the Fund’s relative performance included the Fund’s positions in Iluka Resources Ltd. and HTC Corp., which were not held in the Benchmark. Shares of Iluka Resources Ltd., an Australia-based miner of mineral sands products, advanced after the company reported strong first-quarter revenue. Shares of HTC Corp., a Taiwanese provider of mobile handsets, gained on strong first-quarter sales, buoyed by rising demand for smartphones that use Google Inc.’s Android system and models that offer higher connection speeds.

Additionally, the Fund did not own shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, and this contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

While their overall impact to the Fund’s return was relatively small, individual detractors from the Fund’s relative performance included the Fund’s overweight position versus the Benchmark in Dongfeng Motor Group Co. Ltd. and its underweight position versus the Benchmark in Toyota Motor Corp. Shares of Dongfeng Motor Group Co. Ltd., a Chinese automobile manufacturer, declined after the company reported first-quarter profit that was lower than the previous year, hurt by rising costs associated with consumption taxes for its sports utility and multi-purpose vehicles. Meanwhile, the Fund held an underweight position versus the Benchmark in Toyota Motor Corp., a Japanese automobile and truck manufacturer. The stock gained during the reporting period after a federal investigation found no fault with the company’s electronic throttle control systems.

Additionally, the Fund did not own shares of Commonwealth Bank of Australia, which was held by the Benchmark, and this detracted from the Fund’s relative performance, as this stock gained during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify stocks with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, strong medium-term price momentum, low price-to-book ratios and low price-to-earnings ratios.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
1.	BHP Billiton Ltd. (Australia)	2.1%
2.	Royal Dutch Shell plc, Class B (Netherlands)	2.1
3.	Nestle S.A. (Switzerland)	2.1
4.	Rio Tinto plc (United Kingdom)	1.7
5.	Novartis AG (Switzerland)	1.5
6.	Vodafone Group plc (United Kingdom)	1.5
7.	HSBC Holdings plc (United Kingdom)	1.4
8.	Total S.A. (France)	1.3
9.	BG Group plc (United Kingdom)	1.3
10.	Siemens AG (Germany)	1.2

PORTFOLIO COMPOSITION BY COUNTRY
United Kingdom	20.9%
Japan	16.2
France	10.1
Germany	9.4
Switzerland	8.8
Australia	4.6
Netherlands	4.3
Italy	3.8
Spain	2.7
China	2.6
Hong Kong	2.4
Sweden	2.0
Finland	1.8
India	1.5
Belgium	1.1
Others (each less than 1.0%)	6.3
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		14.01%	23.94%	0.52%	4.23%
With Sales Charge**		8.02	17.40	(0.56)	3.67
CLASS C SHARES	2/28/06
Without CDSC		13.71	23.28	0.01	3.97
With CDSC***		12.71	22.28	0.01	3.97
CLASS R2 SHARES	11/3/08	13.87	23.63	0.39	4.17
INSTITUTIONAL CLASS SHARES	4/30/01	14.23	24.52	1.02	4.86
SELECT CLASS SHARES	2/28/06	14.13	24.22	0.78	4.73

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 71.6%
	Argentina — 0.5%
55	Telecom Argentina S.A., ADR (m)	1,253

	Brazil — 7.7%
122	Banco do Brasil S.A. (m)	2,237
127	Cia Energetica de Minas Gerais, ADR (m)	2,658
57	Natura Cosmeticos S.A. (m)	1,611
194	OGX Petroleo e Gas Participacoes S.A. (a) (m)	2,053
56	Petroleo Brasileiro S.A., ADR (m)	2,083
210	Souza Cruz S.A. (m)	2,390
136	Sul America S.A. (m)	1,773
161	Vale S.A., ADR (m)	5,394

		20,199

	China — 6.1%
6,184	Bank of China Ltd., Class H (m)	3,423
839	China Merchants Bank Co., Ltd., Class H (m)	2,167
883	China Railway Construction Corp., Ltd., Class H (m)	782
1,052	Guangzhou R&F Properties Co., Ltd., Class H (m)	1,438
231	Hengan International Group Co., Ltd. (m)	1,806
8	New Oriental Education & Technology Group, ADR (a) (m)	1,047
2,642	PetroChina Co., Ltd., Class H (m)	3,835
1,766	Soho China Ltd. (m)	1,529

		16,027

	Egypt — 0.2%
124	Commercial International Bank Egypt SAE (m)	573

	Hong Kong — 4.8%
111	ASM Pacific Technology Ltd. (m)	1,489
1,810	Chaoda Modern Agriculture Holdings Ltd. (m)	1,130
328	China Gas Holdings Ltd. (m)	127
210	China Mobile Ltd. (m)	1,927
1,654	CNOOC Ltd. (m)	4,111
36	Jardine Matheson Holdings Ltd. (m)	1,717
401	Kingboard Chemical Holdings Ltd. (m)	2,201

		12,702

	India — 2.9%
12	HDFC Bank Ltd., ADR (m)	2,060
49	Infosys Technologies Ltd., ADR (m)	3,174
88	Tata Motors Ltd., ADR (m)	2,401

		7,635

	Kazakhstan — 0.7%
77	KazMunaiGas Exploration Production, GDR (m)	1,739

	Luxembourg — 0.7%
17	Millicom International Cellular S.A. (m)	1,809

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — 1.4%
923	Compartamos S.A.B. de C.V. (a) (m)	1,720
422	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	2,106

		3,826

	Poland — 2.9%
39	KGHM Polska Miedz S.A. (m)	2,883
162	Powszechna Kasa Oszczednosci Bank Polski S.A. (m)	2,793
295	Telekomunikacja Polska S.A. (m)	1,952

		7,628

	Russia — 6.1%
51	Lukoil OAO, ADR (m)	3,558
108	MMC Norilsk Nickel OJSC, ADR (m)	2,976
113	Mobile Telesystems OJSC, ADR (m)	2,388
1,119	Sberbank of Russia (m)	4,087
65	Tatneft, ADR (m)	2,922

		15,931

	South Africa — 8.2%
98	Adcock Ingram Holdings Ltd. (m)	906
392	African Bank Investments Ltd. (m)	2,287
109	Bidvest Group Ltd. (m)	2,508
90	Exxaro Resources Ltd. (m)	2,433
32	Kumba Iron Ore Ltd. (m)	2,335
224	Pick n Pay Stores Ltd. (m)	1,447
596	Sanlam Ltd. (m)	2,556
76	Sasol Ltd. (m)	4,415
171	Shoprite Holdings Ltd. (m)	2,697

		21,584

	South Korea — 12.5%
49	Dongkuk Steel Mill Co., Ltd. (m)	1,951
21	GS Engineering & Construction Corp. (m)	2,471
61	Hana Financial Group, Inc. (m)	2,608
49	Hanwha Chem Corp. (m)	2,187
18	Hyundai Motor Co. (m)	4,218
67	Kangwon Land, Inc. (m)	1,515
24	Kia Motors Corp. (m)	1,712
27	LG Corp. (m)	2,496
109	LG Display Co., Ltd., ADR (m)	1,950
8	Samsung Electronics Co., Ltd. (m)	6,582
11	Samsung Engineering Co., Ltd. (m)	2,535
15	SK Holdings Co., Ltd. (m)	2,624

		32,849

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — 8.5%
57	Asustek Computer, Inc. (m)	512
14	Asustek Computer, Inc., GDR (m)	638
69	Chunghwa Telecom Co., Ltd., ADR (m)	2,191
493	Hon Hai Precision Industry Co., Ltd., GDR (m)	3,774
46	HTC Corp. (m)	2,108
1,988	Macronix International (m)	1,307
403	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	5,439
1,841	Teco Electric and Machinery Co., Ltd. (m)	1,304
290	Tripod Technology Corp. (m)	1,374
472	U-Ming Marine Transport Corp. (m)	1,024
600	Unimicron Technology Corp. (m)	990
930	Wistron Corp. (m)	1,676

		22,337

	Thailand — 3.3%
347	Advanced Info Service PCL, NVDR (m)	1,077
2,123	Charoen Pokphand Foods PCL, NVDR (m)	2,101
606	Kasikornbank PCL, NVDR (m)	2,573
229	PTT PCL (m)	2,881

		8,632

	Turkey — 3.7%
272	Arcelik A.S. (m)	1,541
318	KOC Holding A.S. (m)	1,710
70	Tupras Turkiye Petrol Rafinerileri A.S. (m)	2,285
395	Turk Hava Yollari (a) (m)	1,164
116	Turkiye Halk Bankasi A.S. (m)	1,008
575	Turkiye Is Bankasi, Class C (m)	2,033

		9,741

	United Arab Emirates — 0.7%
214	Dragon Oil plc (m)	1,984

	United Kingdom — 0.7%
775	Old Mutual plc (m)	1,811

	Total Common Stocks (Cost $175,179)	188,260

SHARES	SECURITY DESCRIPTION	VALUE($)

Participation Notes — 1.5%
	India — 1.5%
65	Bank of Baroda, expiring 02/18/14 (issued through UBS AG) (a) (m)	1,328
108	Canara Bank Ltd., expiring 03/10/14 (issued through UBS AG) (a) (m)	1,543
38	Housing Development Finance Corp., expiring 09/16/13 (issued through UBS AG) (a) (m)	607
10	Punjab National Bank, expiring 11/18/13 (issued through UBS AG) (a) (m)	266
6	United Spirits Ltd., expiring 08/13/13 (issued through UBS AG) (a) (m)	129

	Total Participation Notes (Cost $3,930)	3,873

Preferred Stocks — 4.7%
	Brazil — 4.7%
137	Banco do Estado do Rio Grande do Sul (m)	1,627
91	Cia de Bebidas das Americas, ADR (m)	2,978
150	Itau Unibanco Holding S.A., ADR (m)	3,572
266	Itausa - Investimentos Itau S.A. (m)	2,039
2	Vivo Participacoes S.A. (m)	88
51	Vivo Participacoes S.A., ADR (m)	2,121

	Total Preferred Stocks (Cost $11,318)	12,425

Short-Term Investment — 3.0%
	Investment Company — 3.0%
7,801	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $7,801)	7,801

	Total Investments — 80.8% (Cost $198,228)	212,359
	Other Assets in Excess of Liabilities — 19.2%	50,561

	NET ASSETS — 100.0%	$262,920

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.9%
Oil, Gas & Consumable Fuels	15.0
Metals & Mining	8.5
Semiconductors & Semiconductor Equipment	7.0
Industrial Conglomerates	5.2
Electronic Equipment, Instruments & Components	4.8
Wireless Telecommunication Services	4.4
Insurance	2.9
Automobiles	2.8
Construction & Engineering	2.7
Diversified Telecommunication Services	2.5
Food & Staples Retailing	2.0
Personal Products	1.6

INDUSTRY	PERCENTAGE
Food Products	1.5%
IT Services	1.5
Beverages	1.5
Real Estate Management & Development	1.4
Computers & Peripherals	1.3
Electric Utilities	1.3
Machinery	1.1
Tobacco	1.1
Diversified Financial Services	1.1
Chemicals	1.0
Communications Equipment	1.0
Short-Term Investment	3.7
Others (each less than 1.0%)	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 83.6%
	Brazil — 3.7%
1,811	All America Latina Logistica S.A. (m)	14,916
2,175	Cielo S.A. (m)	20,336
3,145	OGX Petroleo e Gas Participacoes S.A. (a) (m)	33,226
832	Weg S.A. (m)	10,344

		78,822

	Chile — 1.2%
285	Banco Santander Chile, ADR (m)	26,139

	China — 12.6%
11,388	Anhui Conch Cement Co., Ltd., Class H (m)	53,994
27,197	China Construction Bank Corp., Class H (m)	25,754
20,206	China Merchants Bank Co., Ltd., Class H (m)	52,196
225	New Oriental Education & Technology Group, ADR (a) (m)	28,003
4,943	Ping An Insurance Group Co. of China Ltd., Class H (m)	53,893
4,190	Tsingtao Brewery Co., Ltd., Class H (m)	22,313
24,903	Want Want China Holdings Ltd. (m)	22,385
3,591	Wumart Stores, Inc., Class H (a) (m)	8,248

		266,786

	Egypt — 0.6%
315	Orascom Construction Industries	12,797

	Hong Kong — 9.8%
7,808	AIA Group Ltd. (a) (m)	26,332
3,538	China Mobile Ltd. (m)	32,540
5,394	China Resources Enterprise Ltd. (m)	21,782
24,250	CNOOC Ltd. (m)	60,275
5,699	Hang Lung Properties Ltd. (m)	25,413
7,960	Li & Fung Ltd. (m)	40,738

		207,080

	Hungary — 1.3%
774	OTP Bank plc (a) (m)	27,486

	India — 11.8%
703	ACC Ltd. (m)	17,703
994	Ambuja Cements Ltd. (m)	3,562
5,410	Bharti Airtel Ltd. (m)	46,548
5,713	Housing Development Finance Corp., Ltd. (m)	91,393
173	Infosys Technologies Ltd. (m)	11,353
567	Infosys Technologies Ltd., ADR (m)	36,984
1,104	Jindal Steel & Power Ltd. (m)	16,378
788	Reliance Capital Ltd. (m)	10,049
669	United Spirits Ltd. (m)	15,695

		249,665

	Indonesia — 3.0%
4,603	Astra International Tbk PT (m)	30,253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — Continued
30,593	Bank Rakyat Indonesia Persero Tbk PT (m)	23,098
5,789	Unilever Indonesia Tbk PT (m)	10,360

		63,711

	Luxembourg — 2.2%
290	Oriflame Cosmetics S.A. (m)	16,393
580	Tenaris S.A., ADR (m)	29,434

		45,827

	Malaysia — 0.3%
381	British American Tobacco Malaysia Bhd (m)	6,183

	Mexico — 5.0%
392	America Movil S.A.B. de C.V., Series L, ADR (m)	22,396
8,450	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	42,207
13,661	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	42,720

		107,323

	Russia — 3.8%
358	Magnit OJSC, GDR (e) (m)	10,029
698	Magnit OJSC, Reg. S, GDR (m)	19,618
13,805	Sberbank of Russia (m)	50,412

		80,059

	South Africa — 8.5%
4,560	African Bank Investments Ltd. (m)	26,619
5,852	FirstRand Ltd. (m)	18,428
1,152	Impala Platinum Holdings Ltd. (m)	36,018
1,322	Massmart Holdings Ltd. (m)	28,937
1,639	MTN Group Ltd. (m)	36,447
567	Naspers Ltd., Class N (m)	34,140

		180,589

	South Korea — 9.9%
153	Hyundai Mobis (m)	51,353
224	Hyundai Motor Co. (m)	51,567
50	POSCO (m)	22,009
76	Samsung Electronics Co., Ltd. (m)	63,080
89	Shinsegae Co., Ltd. (m)	22,500

		210,509

	Taiwan — 5.6%
4,652	Delta Electronics, Inc. (m)	20,824
8,850	Hon Hai Precision Industry Co., Ltd. (m)	33,608
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	9,101
4,177	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	56,390

		119,923

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Turkey — 3.2%
3,351	KOC Holding A.S. (m)	18,016
9,796	Turkiye Garanti Bankasi A.S. (m)	50,736

		68,752

	United States — 1.1%
557	NII Holdings, Inc. (a) (m)	23,141

	Total Common Stocks (Cost $1,292,761)	1,774,792

Preferred Stocks — 11.5%
	Brazil — 11.5%
1,308	Cia de Bebidas das Americas, ADR (m)	42,610
1,207	Itau Unibanco Holding S.A. (m)	28,192
746	Itau Unibanco Holding S.A., ADR (m)	17,708
2,099	Petroleo Brasileiro S.A., ADR (m)	70,041
2,880	Vale S.A., ADR (m)	86,113

	Total Preferred Stocks (Cost $147,971)	244,664

Short-Term Investment — 4.1%
	Investment Company — 4.1%
87,028	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $87,028)	87,028

	Total Investments — 99.2% (Cost $1,527,760)	2,106,484
	Other Assets in Excess of Liabilities — 0.8%	15,993

	NET ASSETS — 100.0%	$2,122,477

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	16.3%
Oil, Gas & Consumable Fuels	7.8
Wireless Telecommunication Services	7.6
Metals & Mining	7.6
Food & Staples Retailing	7.3
Semiconductors & Semiconductor Equipment	6.1
Thrifts & Mortgage Finance	4.3
Automobiles	3.9
Beverages	3.8
Insurance	3.8
Construction Materials	3.6
IT Services	3.3
Diversified Financial Services	2.6
Electronic Equipment, Instruments & Components	2.6
Auto Components	2.4
Distributors	1.9
Media	1.6
Energy Equipment & Services	1.4
Diversified Consumer Services	1.3
Real Estate Management & Development	1.2
Food Products	1.1
Short-Term Investment	4.1
Others (each less than 1.0%)	4.4

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
		Australia — 2.8%
3		QBE Insurance Group Ltd. (m)	54
13		Tatts Group Ltd. (m)	32

			86

		China — 3.1%
18		Angang Steel Co., Ltd., Class H (m)	23
50		China Construction Bank Corp., Class H (m)	47
30		Zhejiang Expressway Co., Ltd., Class H (m)	25

			95

		Finland — 1.3%
2		UPM-Kymmene OYJ (m)	42

		France — 17.0%
1		BNP Paribas (m)	48
1		Bouygues S.A. (m)	31
1		Cie de St-Gobain (m)	50
2		GDF Suez (m)	69
—	(h)	PPR (m)	55
1		Sanofi-Aventis S.A. (m)	50
—	(h)	Schneider Electric S.A. (m)	54
1		Sodexo (m)	42
1		Total S.A. (m)	40
—	(h)	Unibail-Rodamco SE (m)	39
2		Vivendi S.A. (m)	52

			530

		Germany — 7.5%
—	(h)	Allianz SE (m)	59
1		BASF SE (a) (m)	77
1		Daimler AG (m)	51
—	(h)	Siemens AG (m)	48

			235

		Greece — 1.3%
2		OPAP S.A. (m)	39

		Hong Kong — 1.8%
5		Hutchison Whampoa Ltd. (m)	57

		Italy — 4.4%
8		Enel S.p.A. (m)	55
2		ENI S.p.A. (m)	48
13		UniCredit S.p.A. (m)	34

			137

		Japan — 2.9%
—	(h)	Daito Trust Construction Co., Ltd. (m)	32
4		Sumitomo Corp. (m)	58

			90

SHARES		SECURITY DESCRIPTION	VALUE($)

		Netherlands — 5.1%
3		Koninklijke KPN N.V. (m)	44
2		Royal Dutch Shell plc, Class A (m)	77
1		Unilever N.V. CVA (m)	37

			158

		Norway — 0.5%
12		Marine Harvest ASA (m)	16

		Singapore — 2.7%
3		Singapore Airlines Ltd. (m)	35
19		Singapore Telecommunications Ltd. (m)	48

			83

		South Africa — 0.9%
5		African Bank Investments Ltd. (m)	28

		South Korea — 1.0%
2		KT Corp., ADR (m)	32

		Spain — 3.1%
5		Banco Santander S.A. (m)	58
1		Telefonica S.A. (m)	37

			95

		Sweden — 1.3%
3		Telefonaktiebolaget LM Ericsson, Class B (m)	40

		Switzerland — 1.8%
—	(h)	Zurich Financial Services AG (a) (m)	57

		United Kingdom — 9.3%
1		British American Tobacco plc (m)	62
2		Cairn Energy plc (a) (m)	18
7		Centrica plc (m)	37
2		GlaxoSmithKline plc (m)	50
3		HSBC Holdings plc (m)	30
1		Standard Chartered plc (m)	35
19		Vodafone Group plc (m)	56

			288

		United States — 29.4%
1		Abbott Laboratories (m)	47
1		Bristol-Myers Squibb Co. (m)	30
1		Carnival Corp. (m)	38
—	(h)	Chevron Corp. (m)	42
1		Coca-Cola Co. (The) (m)	64
—	(h)	ConocoPhillips (m)	38
1		E.I. du Pont de Nemours & Co. (m)	73
3		Frontier Communications Corp. (m)	24
—	(h)	International Business Machines Corp. (m)	47
1		Mattel, Inc. (m)	33
—	(h)	McDonald’s Corp. (m)	36

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United States — Continued
1	Merck & Co., Inc. (m)	45
1	Microsoft Corp. (m)	36
1	Oneok, Inc. (m)	48
1	Paychex, Inc. (m)	25
3	Pfizer, Inc. (m)	54
1	Sysco Corp. (m)	30
2	Time Warner, Inc. (m)	67
1	Verizon Communications, Inc. (m)	48
1	Wells Fargo & Co. (m)	40
2	Xcel Energy, Inc. (m)	54

		919

	Total Common Stocks (Cost $2,886)	3,027

	Total Investments — 97.2% (Cost $2,886)	3,027
	Other Assets in Excess of Liabilities — 2.8%	86

	NET ASSETS — 100.0%	$3,113

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	9.7%
Pharmaceuticals	9.1
Oil, Gas & Consumable Fuels	8.7
Diversified Telecommunication Services	7.7
Hotels, Restaurants & Leisure	6.1
Insurance	5.6
Multi-Utilities	5.3
Chemicals	5.0
Media	3.9
Industrial Conglomerates	3.5
IT Services	2.4
Beverages	2.1
Tobacco	2.0
Trading Companies & Distributors	1.9
Wireless Telecommunication Services	1.9
Electrical Equipment	1.8
Electric Utilities	1.8
Multiline Retail	1.8
Food Products	1.7
Automobiles	1.7
Building Products	1.6
Gas Utilities	1.6
Paper & Forest Products	1.4
Communications Equipment	1.3
Real Estate Investment Trusts (REITs)	1.3
Software	1.2
Airlines	1.1
Leisure Equipment & Products	1.1
Real Estate Management & Development	1.1
Construction & Engineering	1.0
Food & Staples Retailing	1.0
Others (each less than 1.0%)	2.6

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
31,480	AUD	Citibank, N.A.	06/20/11	$30	$34	$4
160,740	CAD	Citibank, N.A.	06/20/11	163	170	7
38,444	CHF	Citibank, N.A.	06/20/11	42	44	2
7,788	EUR	HSBC Bank, N.A.	06/20/11	12	12	—	(h)
13,710	EUR	Royal Bank of Scotland	06/20/11	20	20	—	(h)
14,717	EUR	Union Bank of Switzerland AG	06/20/11	21	22	1
36,405	EUR	Westpac Banking Corp.	06/20/11	51	54	3
8,841	GBP	Credit Suisse International	06/20/11	15	15	—	(h)
13,002	GBP	State Street Bank & Trust	06/20/11	21	22	1
188,702	HKD	Societe Generale	06/20/11	24	24	—	(h)
1,236,017	JPY	HSBC Bank, N.A.	06/20/11	15	15	—	(h)
11,805,407	JPY	Merrill Lynch International	06/20/11	147	146	(1)
4,677,613	JPY	Royal Bank of Scotland	06/20/11	56	58	2
272,404	SEK	Citibank, N.A.	06/20/11	42	45	3
				$659	$681	$22

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
455,463	EUR	Citibank, N.A.	06/20/11	$637	$674	$(37)
11,599	EUR	Merrill Lynch International	06/20/11	16	17	(1)
12,442	EUR	Royal Bank of Scotland	06/20/11	18	18	—	(h)
15,091	EUR	Societe Generale	06/20/11	21	22	(1)
23,286	EUR	State Street Bank & Trust	06/20/11	33	35	(2)
24,427	EUR	Union Bank of Switzerland AG	06/20/11	36	36	—	(h)
57,678	GBP	Citibank, N.A.	06/20/11	93	96	(3)
368,581	HKD	Citibank, N.A.	06/20/11	47	47	—	(h)
2,785,232	JPY	Westpac Banking Corp.	06/20/11	35	35	—	(h)
177,766	SEK	Royal Bank of Scotland	06/20/11	28	29	(1)
70,918	SGD	Citibank, N.A.	06/20/11	55	58	(3)
				$1,019	$1,067	$(48)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 88.8%
		Australia — 1.8%
2		InterOil Corp. (a) (m)	114

		Austria — 2.1%
1		Erste Group Bank AG (m)	72
1		Intercell AG (a) (m)	6
1		Schoeller-Bleckmann Oilfield Equipment AG (m)	60

			138

		Belgium — 2.7%
3		KBC Groep N.V. (a) (m)	102
—	(h)	Solvay S.A. (m)	68

			170

		Brazil — 0.6%
3		Cosan Ltd., Class A (m)	35

		Canada — 2.3%
1		First Quantum Minerals Ltd. (m)	105
3		Kinross Gold Corp. (m)	43

			148

		China — 0.7%
12		ZTE Corp., Class H (m)	44

		Denmark — 2.3%
1		Carlsberg A/S, Class B (m)	108
2		Danske Bank A/S (a) (m)	40

			148

		Finland — 3.3%
2		Nokian Renkaat OYJ (m)	108
4		Stora Enso OYJ, Class R (m)	45
3		UPM-Kymmene OYJ (m)	58

			211

		France — 5.7%
1		Bouygues S.A. (m)	53
1		Lafarge S.A. (m)	95
1		Pernod-Ricard S.A. (m)	83
—	(h)	Schneider Electric S.A. (m)	53
1		Sodexo (m)	80

			364

		Germany — 5.5%
1		Bayer AG (m)	98
6		Commerzbank AG (a) (m)	40
1		Continental AG (a) (m)	88
1		Hamburger Hafen und Logistik AG (m)	25
1		Lanxess AG (m)	103

			354

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hong Kong — 3.8%
26		AIA Group Ltd. (a) (m)	89
26		China Overseas Land & Investment Ltd. (m)	50
40		Huabao International Holdings Ltd. (m)	59
4		Hutchison Whampoa Ltd. (m)	46

			244

		Ireland — 3.0%
1		Covidien plc (m)	61
5		Experian plc (m)	72
2		Shire plc (m)	62

			195

		Israel — 1.2%
2		Teva Pharmaceutical Industries Ltd., ADR (m)	77

		Italy — 2.5%
14		Enel S.p.A. (m)	100
10		Snam Rete Gas S.p.A. (m)	60

			160

		Japan — 10.0%
2		Daikin Industries Ltd. (m)	57
—	(h)	Japan Tobacco, Inc. (m)	124
2		JS Group Corp. (m)	53
10		JX Holdings, Inc. (m)	73
—	(h)	KDDI Corp. (m)	53
8		Marubeni Corp. (m)	59
4		Mitsubishi Electric Corp. (m)	45
30		Nippon Sheet Glass Co., Ltd. (m)	88
1		ORIX Corp. (m)	88

			640

		Netherlands — 4.0%
1		AerCap Holdings N.V. (a) (m)	20
3		Koninklijke KPN N.V. (m)	47
4		Royal Dutch Shell plc, Class A (m)	136
2		Unilever N.V. CVA (m)	56

			259

		South Africa — 1.3%
6		African Bank Investments Ltd. (m)	33
1		Naspers Ltd., Class N (m)	49

			82

		South Korea — 0.9%
—	(h)	Samsung Electronics Co., Ltd. (m)	58

		Sweden — 0.2%
1		Telefonaktiebolaget LM Ericsson, Class B (m)	12

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Switzerland — 2.6%
1		ACE Ltd. (m)	69
1		Credit Suisse Group AG (m)	50
—	(h)	Kuehne & Nagel International AG (m)	50

			169

		Taiwan — 0.6%
10		Hon Hai Precision Industry Co., Ltd. (m)	36

		United Arab Emirates — 0.6%
6		Lamprell plc (m)	39

		United Kingdom — 11.9%
6		Afren plc (a) (m)	15
2		Associated British Foods plc (m)	27
4		BG Group plc (m)	92
1		British American Tobacco plc (m)	45
11		Centrica plc (m)	56
5		Cookson Group plc (a) (m)	62
7		Homeserve plc (m)	56
4		Intercontinental Hotels Group plc (m)	99
17		Man Group plc (m)	71
4		Petropavlovsk plc (m)	56
16		Resolution Ltd. (m)	83
64		Taylor Wimpey plc (a) (m)	42
3		Tullow Oil plc (m)	62

			766

		United States — 19.2%
1		Adobe Systems, Inc. (a) (m)	45
1		Aflac, Inc. (m)	62
1		Amazon.com, Inc. (a) (m)	111
1		American Express Co. (m)	57

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
1		Biogen Idec, Inc. (a) (m)	63
20		Citigroup, Inc. (a) (m)	91
1		DaVita, Inc. (a) (m)	65
1		Dendreon Corp. (a) (m)	50
1		Fluor Corp. (m)	67
3		Goodyear Tire & Rubber Co. (The) (a) (m)	58
1		Kansas City Southern (a) (m)	45
3		Kroger Co. (The) (m)	76
4		Lowe’s Cos., Inc. (m)	93
2		MetLife, Inc. (m)	71
3		Staples, Inc. (m)	61
1		Sysco Corp. (m)	29
1		Union Pacific Corp. (m)	88
2		Walt Disney Co. (The) (m)	101

			1,233

		Total Common Stocks (Cost $4,852)	5,696

Preferred Stocks — 2.3%
		Germany — 2.3%
1		Porsche Automobil Holding SE (m)	87
—	(h)	Volkswagen AG (a) (m)	59

		Total Preferred Stocks (Cost $144)	146

		Total Investments — 91.1% (Cost $4,996)	5,842
		Other Assets in Excess of Liabilities — 8.9%	570

		NET ASSETS — 100.0%	$6,412

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.4%
Insurance	6.4
Auto Components	4.4
Commercial Banks	4.4
Pharmaceuticals	4.1
Chemicals	3.9
Diversified Financial Services	3.6
Metals & Mining	3.5
Building Products	3.4
Beverages	3.3
Hotels, Restaurants & Leisure	3.1
Tobacco	2.9
Specialty Retail	2.6
Media	2.5
Automobiles	2.5
Road & Rail	2.3
Capital Markets	2.1
Biotechnology	2.0
Construction & Engineering	2.0
Food Products	2.0

INDUSTRY	PERCENTAGE
Internet & Catalog Retail	1.9%
Industrial Conglomerates	1.8
Food & Staples Retailing	1.8
Paper & Forest Products	1.8
Electric Utilities	1.7
Energy Equipment & Services	1.7
Electrical Equipment	1.7
Construction Materials	1.6
Professional Services	1.2
Health Care Providers & Services	1.1
Health Care Equipment & Supplies	1.0
Gas Utilities	1.0
Trading Companies & Distributors	1.0
Semiconductors & Semiconductor Equipment	1.0
Consumer Finance	1.0
Multi-Utilities	1.0
Communications Equipment	1.0
Commercial Services & Supplies	1.0
Others (each less than 1.0%)	6.3

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
29,507	AUD
21,344	for EUR	Barclays Bank plc	06/08/11	$31	#	$32	#	$1
165,345	AUD	Deutsche Bank AG	06/08/11	167		181		14
24,820	AUD	Goldman Sachs International	06/08/11	24		27		3
109,038	CAD	Deutsche Bank AG	06/08/11	112		115		3
58,753	CAD	Royal Bank of Canada	06/08/11	60		62		2
142,735	CHF	Deutsche Bank AG	06/08/11	155		165		10
22,991	CHF	Goldman Sachs International	06/08/11	25		27		2
35,619	EUR	Barclays Bank plc	06/08/11	50		53		3
95,907	EUR	BNP Paribas	06/08/11	139		142		3
69,407	EUR	Goldman Sachs International	06/08/11	97		103		6
60,240	EUR	Westpac Banking Corp.	06/08/11	84		89		5
20,668	GBP	Barclays Bank plc	06/08/11	34		35		1
31,300	GBP	Goldman Sachs International	06/08/11	51		52		1
30,000	GBP	Westpac Banking Corp.	06/08/11	48		50		2
78,571	HKD	Goldman Sachs International	06/08/11	10		10		—	(h)
7,402,025	JPY	Deutsche Bank AG	06/08/11	90		91		1
5,024,787	JPY	HSBC Bank, N.A.	06/08/11	61		62		1
1,615,480	JPY	Merrill Lynch International	06/08/11	20		20		—	(h)
91,110	NOK	Goldman Sachs International	06/08/11	16		17		1

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
443,516	SEK	Goldman Sachs International	06/08/11	$69	$73	$4
34,966	SGD	Goldman Sachs International	06/08/11	28	29	1
				$1,371	$1,435	$64

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
29,770	CHF	Goldman Sachs International	06/08/11	$32	$34	$(2)
18,578	CHF	Westpac Banking Corp.	06/08/11	20	22	(2)
239,493	DKK	Deutsche Bank AG	06/08/11	45	48	(3)
54,931	EUR	Barclays Bank plc	06/08/11	81	81	— (h)
49,832	EUR	BNP Paribas	06/08/11	73	74	(1)
88,722	EUR	Citibank, N.A.	06/08/11	123	131	(8)
26,412	EUR	Deutsche Bank AG	06/08/11	39	40	(1)
653,127	EUR	Goldman Sachs International	06/08/11	915	967	(52)
22,459	EUR	Societe Generale	06/08/11	32	33	(1)
20,000	EUR	TD Bank Financial Group	06/08/11	28	29	(1)
24,942	EUR	Westpac Banking Corp.	06/08/11	35	37	(2)
53,592	GBP	Citibank, N.A.	06/08/11	86	89	(3)
241,617	GBP	Goldman Sachs International	06/08/11	394	404	(10)
248,902	HKD	Barclays Bank plc	06/08/11	32	32	— (h)
957,431	HKD	Goldman Sachs International	06/08/11	123	123	— (h)
330,962	HKD	Merrill Lynch International	06/08/11	43	43	— (h)
4,275,836	JPY	Barclays Bank plc	06/08/11	54	52	2
4,591,263	JPY	Citibank, N.A.	06/08/11	57	57	— (h)
11,104,624	JPY	Goldman Sachs International	06/08/11	136	137	(1)
281,654	ZAR	Deutsche Bank AG	06/08/11	40	42	(2)
				$2,388	$2,475	$(87)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/11 of the currency being sold, and the value at 04/30/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Australia — 3.5%
397	BHP Billiton Ltd. (m)	20,103
78	Rio Tinto Ltd. (m)	7,055

		27,158

	Belgium — 1.3%
161	Anheuser-Busch InBev N.V. (m)	10,304

	Brazil — 1.1%
96	Petroleo Brasileiro S.A., ADR (m)	3,584
136	Vale S.A., ADR (m)	4,527

		8,111

	China — 2.0%
3,883	China Construction Bank Corp., Class H (m)	3,677
826	China Life Insurance Co., Ltd., Class H (m)	2,952
8,918	Industrial & Commercial Bank of China, Class H (m)	7,564
691	Li Ning Co., Ltd. (m)	1,185

		15,378

	France — 13.6%
156	Accor S.A. (m)	6,938
336	AXA S.A. (m)	7,530
133	BNP Paribas (m)	10,542
69	GDF Suez (m)	2,818
84	Imerys S.A. (m)	6,505
113	Lafarge S.A. (m)	8,032
59	LVMH Moet Hennessy Louis Vuitton S.A. (m)	10,672
72	Pernod-Ricard S.A. (m)	7,205
46	PPR (m)	8,274
126	Sanofi-Aventis S.A. (m)	9,939
113	Societe Generale (m)	7,530
286	Total S.A. (m)	18,323

		104,308

	Germany — 7.2%
116	Bayer AG (m)	10,151
104	E.ON AG (m)	3,568
63	Fresenius Medical Care AG & Co. KGaA (m)	4,917
44	Linde AG (m)	7,951
156	SAP AG (m)	10,081
86	Siemens AG (m)	12,451
186	Symrise AG (m)	6,133

		55,252

	Hong Kong — 2.2%
1,165	Belle International Holdings Ltd. (m)	2,280
2,559	CNOOC Ltd. (m)	6,361
1,189	Hang Lung Properties Ltd. (m)	5,302
975	Sands China Ltd. (a) (m)	2,739

		16,682

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 1.2%
674	WPP plc (m)	8,825

	Israel — 0.8%
141	Teva Pharmaceutical Industries Ltd., ADR (m)	6,465

	Italy — 1.1%
1,242	Intesa Sanpaolo S.p.A. (m)	4,125
1,777	UniCredit S.p.A. (m)	4,577

		8,702

	Japan — 16.7%
209	Canon, Inc. (m)	9,855
155	Daikin Industries Ltd. (m)	4,940
73	East Japan Railway Co. (m)	4,035
304	Honda Motor Co., Ltd. (m)	11,672
2	Japan Tobacco, Inc. (m)	6,614
321	Komatsu Ltd. (m)	11,318
663	Kubota Corp. (m)	6,357
367	Mitsubishi Corp. (m)	9,948
990	Mitsubishi UFJ Financial Group, Inc. (m)	4,752
228	Mitsui Fudosan Co., Ltd. (m)	3,957
74	Murata Manufacturing Co., Ltd. (m)	5,359
73	Nidec Corp. (m)	6,381
22	Nintendo Co., Ltd. (m)	5,253
432	Nomura Holdings, Inc. (m)	2,208
79	Omron Corp. (m)	2,170
127	Shin-Etsu Chemical Co., Ltd. (m)	6,586
29	SMC Corp. (m)	5,352
439	Sumitomo Corp. (m)	6,056
270	Toyota Motor Corp. (m)	10,767
12	Yahoo! Japan Corp. (m)	4,451

		128,031

	Mexico — 0.6%
80	America Movil S.A.B. de C.V., Series L, ADR (m)	4,563

	Netherlands — 5.3%
813	ING Groep N.V. CVA (a) (m)	10,715
443	Reed Elsevier N.V. (m)	5,778
528	Royal Dutch Shell plc, Class A (m)	20,404
151	Wolters Kluwer N.V. (m)	3,519

		40,416

	South Korea — 1.0%
18	Samsung Electronics Co., Ltd., GDR (e) (m)	7,291

	Spain — 1.6%
541	Banco Bilbao Vizcaya Argentaria S.A. (m)	6,928
62	Inditex S.A. (m)	5,561

		12,489

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Sweden — 0.9%
227	Atlas Copco AB, Class A (m)	6,678

	Switzerland — 12.0%
357	ABB Ltd. (a) (m)	9,848
174	Credit Suisse Group AG (m)	7,914
85	Holcim Ltd. (m)	7,377
293	Nestle S.A. (m)	18,196
202	Novartis AG (m)	12,002
62	Roche Holding AG (m)	10,025
2	SGS S.A. (m)	4,205
102	Wolseley plc (m)	3,690
312	Xstrata plc (m)	7,997
40	Zurich Financial Services AG (a) (m)	11,223

		92,477

	Taiwan — 0.8%
453	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	6,113

	United Kingdom — 24.2%
164	Autonomy Corp. plc (a) (m)	4,427
1,177	Barclays plc (m)	5,594
617	BG Group plc (m)	15,897
1,374	BP plc (m)	10,564
240	British American Tobacco plc (m)	10,496
348	Burberry Group plc (m)	7,559
1,283	Centrica plc (m)	6,891
400	GlaxoSmithKline plc (m)	8,730
1,462	HSBC Holdings plc (m)	15,913
707	ICAP plc (m)	6,137
240	Imperial Tobacco Group plc (m)	8,477

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
1,106	Man Group plc (m)	4,629
973	Marks & Spencer Group plc (m)	6,318
838	Prudential plc (m)	10,841
124	Rio Tinto plc (m)	9,019
402	Standard Chartered plc (m)	11,175
1,387	Tesco plc (m)	9,350
187	Tullow Oil plc (m)	4,494
379	Unilever plc (m)	12,304
5,988	Vodafone Group plc (m)	17,309

		186,124

	Total Common Stocks (Cost $534,855)	745,367

Preferred Stock — 1.3%
	Germany — 1.3%
50	Volkswagen AG (a) (m) (Cost $5,728)	9,768

Short-Term Investment — 3.2%
	Investment Company — 3.2%
24,742	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $24,742)	24,742

	Total Investments — 101.6% (Cost $565,325)	779,877
	Liabilities in Excess of Other Assets — (1.6)%	(12,275)

	NET ASSETS — 100.0%	$767,602

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.6%
Oil, Gas & Consumable Fuels	10.2
Pharmaceuticals	7.3
Metals & Mining	6.2
Insurance	4.2
Automobiles	4.1
Food Products	3.9
Machinery	3.8
Tobacco	3.3
Construction Materials	2.8
Wireless Telecommunication Services	2.8
Capital Markets	2.7
Chemicals	2.7
Software	2.5
Trading Companies & Distributors	2.5
Textiles, Apparel & Luxury Goods	2.5

INDUSTRY	PERCENTAGE
Media	2.3%
Beverages	2.2
Electrical Equipment	2.1
Multiline Retail	1.9
Semiconductors & Semiconductor Equipment	1.7
Industrial Conglomerates	1.6
Diversified Financial Services	1.4
Office Electronics	1.3
Multi-Utilities	1.2
Hotels, Restaurants & Leisure	1.2
Food & Staples Retailing	1.2
Real Estate Management & Development	1.2
Specialty Retail	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	3.4
Short-Term Investment	3.2

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.2%
		Australia — 4.1%
13		AGL Energy Ltd. (m)	212
74		Alumina Ltd. (m)	186
37		Amcor Ltd. (m)	282
84		AMP Ltd. (m)	503
1		Aristocrat Leisure Ltd. (m)	1
87		Asciano Ltd. (m)	158
5		ASX Ltd. (m)	179
76		Australia & New Zealand Banking Group Ltd. (m)	2,016
11		Bendigo and Adelaide Bank Ltd. (m)	111
449		BGP Holdings Beneficial Interest Share (a) (f) (i)	—
99		BHP Billiton Ltd. (m)	5,018
6		Billabong International Ltd. (m)	45
52		BlueScope Steel Ltd. (m)	100
21		Boral Ltd. (m)	114
43		Brambles Ltd. (m)	316
4		Caltex Australia Ltd. (m)	59
61		CFS Retail Property Trust (m)	120
16		Coca-Cola Amatil Ltd. (m)	215
2		Cochlear Ltd. (m)	147
46		Commonwealth Bank of Australia (m)	2,701
13		Computershare Ltd. (m)	140
13		Crown Ltd. (m)	123
16		CSL Ltd. (m)	612
15		CSR Ltd. (m)	49
140		Dexus Property Group (m)	135
—	(h)	DuluxGroup Ltd. (m)	—	(h)
—	(h)	Energy Resources of Australia Ltd. (m)	1
63		Fairfax Media Ltd. (m)	91
38		Fortescue Metals Group Ltd. (m)	255
57		Foster’s Group Ltd. (m)	350
40		Goodman Fielder Ltd. (m)	47
195		Goodman Group (m)	152
52		GPT Group (m)	180
16		Harvey Norman Holdings Ltd. (m)	46
49		Incitec Pivot Ltd. (m)	203
61		Insurance Australia Group Ltd. (m)	240
4		Leighton Holdings Ltd. (m)	116
16		Lend Lease Group (m)	150
5		MacArthur Coal Ltd. (m)	65
10		Macquarie Group Ltd. (m)	398
14		MAp Group (m)	44
22		Metcash Ltd. (m)	98
103		Mirvac Group (m)	143
63		National Australia Bank Ltd. (m)	1,880
23		Newcrest Mining Ltd. (m)	1,030
38		OneSteel Ltd. (m)	90

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
11	Orica Ltd. (m)	317
31	Origin Energy Ltd. (m)	559
97	OZ Minerals Ltd. (m)	154
20	Paladin Energy Ltd. (a) (m)	74
33	Qantas Airways Ltd. (a) (m)	76
31	QBE Insurance Group Ltd. (m)	637
52	QR National Ltd. (a) (m)	197
4	Ramsay Health Care Ltd. (m)	79
13	Rio Tinto Ltd. (m)	1,161
25	Santos Ltd. (m)	411
11	Sonic Healthcare Ltd. (m)	149
40	SP AusNet (m)	39
70	Stockland (m)	289
38	Suncorp Group Ltd. (m)	344
21	TABCORP Holdings Ltd. (m)	172
37	Tatts Group Ltd. (m)	94
128	Telstra Corp. Ltd. (m)	409
20	Toll Holdings Ltd. (m)	121
39	Transurban Group (m)	227
30	Wesfarmers Ltd. (m)	1,087
4	Wesfarmers Ltd. (m)	166
65	Westfield Group (m)	642
85	Westfield Retail Trust (m)	248
88	Westpac Banking Corp. (m)	2,411
18	Woodside Petroleum Ltd. (m)	945
36	Woolworths Ltd. (m)	1,042
6	WorleyParsons Ltd. (m)	189

		31,360

	Austria — 1.5%
55	Erste Group Bank AG (m)	2,767
295	IMMOFINANZ AG (a) (m)	1,401
44	OMV AG (m)	2,017
14	Raiffeisen Bank International AG (m)	777
98	Telekom Austria AG (m)	1,517
20	Verbund AG (m)	904
12	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	695
32	Voestalpine AG (m)	1,570

		11,648

	Belgium — 1.8%
264	Ageas (m)	800
83	Anheuser-Busch InBev N.V. (m)	5,319
5	Bekaert S.A. (m)	570
17	Belgacom S.A. (m)	662
3	Cie Nationale a Portefeuille (a) (m)	240

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Belgium — Continued
9	Colruyt S.A. (m)	495
12	Delhaize Group S.A. (m)	1,005
66	Dexia S.A. (a) (m)	262
9	Groupe Bruxelles Lambert S.A. (m)	912
19	KBC Groep N.V. (a) (m)	758
3	Mobistar S.A. (m)	228
7	Solvay S.A. (m)	966
12	UCB S.A. (m)	575
13	Umicore S.A. (m)	760

		13,552

	Bermuda — 0.2%
36	Seadrill Ltd. (m)	1,288

	Brazil — 0.2%
16	BM&F Bovespa S.A. (m)	117
34	Petroleo Brasileiro S.A. (m)	619
17	Vale S.A. (m)	568

		1,304

	Chile — 0.7%
5,053	Banco Santander Chile (m)	446
10	CAP S.A. (m)	558
72	Cencosud S.A. (m)	566
330	Empresa Nacional de Electricidad S.A. (m)	624
8	Empresas CMPC S.A. (m)	456
44	Empresas COPEC S.A. (m)	855
333	Enersis S.A. (m)	143
26	Enersis S.A., ADR (m)	562
9	ENTEL Chile S.A. (m)	178
14	Lan Airlines S.A. (m)	394
51	S.A.C.I. Falabella (m)	558

		5,340

	China — 0.6%
672	Bank of China Ltd., Class H (m)	372
26	BBMG Corp., Class H (m)	42
94	BYD Co., Ltd., Class H (a) (m)	340
468	China Construction Bank Corp., Class H (m)	443
75	China Life Insurance Co., Ltd., Class H (m)	268
410	Datang International Power Generation Co., Ltd., Class H (m)	155
46	Foxconn International Holdings Ltd. (a) (m)	27
226	Huaneng Power International, Inc., Class H (m)	125
601	Industrial & Commercial Bank of China, Class H (m)	510
48	Lenovo Group Ltd. (m)	28
431	PetroChina Co., Ltd., Class H (m)	625

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
91		Shui On Land Ltd. (m)	40
11		Tencent Holdings Ltd. (m)	306
74		Tingyi Cayman Islands Holding Corp. (m)	196
56		Yangzijiang Shipbuilding Holdings Ltd. (m)	83
167		Yanzhou Coal Mining Co., Ltd., Class H (m)	659
361		Zhejiang Expressway Co., Ltd., Class H (m)	298

			4,517

		Cyprus — 0.1%
131		Bank of Cyprus Public Co., Ltd. (m)	479
10		ProSafe SE (m)	80

			559

		Denmark — 1.2%
—	(h)	A.P. Moller — Maersk A/S, Class A (m)	374
—	(h)	A.P. Moller — Maersk A/S, Class B (m)	1,023
8		Carlsberg A/S, Class B (m)	919
2		Coloplast A/S, Class B (m)	253
39		Danske Bank A/S (a) (m)	944
16		DSV A/S (m)	421
31		Novo Nordisk A/S, Class B (m)	3,909
4		Novozymes A/S, Class B (m)	611
2		Pandora A/S (m)	108
2		Tryg A/S (m)	124
15		Vestas Wind Systems A/S (a) (m)	548
2		William Demant Holding A/S (a) (m)	167

			9,401

		Finland — 0.9%
7		Elisa OYJ (m)	165
22		Fortum OYJ (m)	761
3		Kesko OYJ, Class B (m)	178
8		Kone OYJ, Class B (m)	512
7		Metso OYJ (m)	411
6		Neste Oil OYJ (m)	120
191		Nokia OYJ (m)	1,760
6		Nokian Renkaat OYJ (m)	294
5		Orion OYJ, Class B (m)	115
7		Outokumpu OYJ (m)	110
7		Pohjola Bank plc, Class A (m)	111
4		Rautaruukki OYJ (m)	96
21		Sampo OYJ, Class A (m)	700
4		Sanoma OYJ (m)	92
30		Stora Enso OYJ, Class R (m)	365
27		UPM-Kymmene OYJ (m)	556
8		Wartsila OYJ (m)	326

			6,672

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		France — 10.1%
10		Accor S.A. (m)	431
2		Aeroports de Paris (m)	192
14		Air France-KLM (a) (m)	239
18		Air Liquide S.A. (m)	2,661
151		Alcatel-Lucent (a) (m)	981
13		Alstom S.A. (m)	846
3		Atos Origin S.A. (a) (m)	181
112		AXA S.A. (m)	2,508
1		BioMerieux (m)	85
62		BNP Paribas (m)	4,887
14		Bouygues S.A. (m)	707
3		Bureau Veritas S.A. (m)	280
10		Cap Gemini S.A. (m)	576
39		Carrefour S.A. (m)	1,831
3		Casino Guichard Perrachon S.A. (m)	362
4		Christian Dior S.A. (m)	668
25		Cie de St-Gobain (m)	1,732
10		Cie Generale de Geophysique-Veritas (a) (m)	368
13		Cie Generale d’Optique Essilor International S.A. (m)	1,075
10		CNP Assurances (m)	224
11		Compagnie Generale des Etablissements Michelin, Class B (m)	1,126
61		Credit Agricole S.A. (m)	1,009
37		Danone (m)	2,729
4		Dassault Systemes S.A. (m)	310
10		Edenred (a) (m)	310
17		EDF S.A. (m)	698
3		Eiffage S.A. (m)	185
—	(h)	Eramet (m)	122
2		Eurazeo (m)	160
7		Eutelsat Communications S.A. (m)	284
2		Fonciere Des Regions (m)	218
121		France Telecom S.A. (m)	2,831
81		GDF Suez (m)	3,311
1		Gecina S.A. (m)	191
33		Groupe Eurotunnel S.A. (m)	363
1		Hermes International (m)	142
2		ICADE (m)	218
1		Iliad S.A. (m)	134
2		Imerys S.A. (m)	176
4		JCDecaux S.A. (a) (m)	152
6		Klepierre (m)	258
12		Lafarge S.A. (m)	879
8		Lagardere S.C.A. (m)	340
10		Legrand S.A. (m)	458

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
15	L’Oreal S.A. (m)	1,930
16	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,805
4	Metropole Television S.A. (m)	114
57	Natixis (a) (m)	327
2	Neopost S.A. (m)	199
9	PagesJaunes Groupe (m)	89
13	Pernod-Ricard S.A. (m)	1,267
10	Peugeot S.A. (a) (m)	452
5	PPR (m)	842
8	Publicis Groupe S.A. (m)	436
12	Renault S.A. (a) (m)	728
11	Safran S.A. (m)	423
68	Sanofi-Aventis S.A. (m)	5,350
15	Schneider Electric S.A. (m)	2,735
12	SCOR SE (m)	374
2	Societe BIC S.A. (m)	177
41	Societe Generale (m)	2,729
8	Societe Television Francaise 1 (m)	144
6	Sodexo (m)	451
18	Suez Environnement Co. (m)	406
7	Technip S.A. (m)	764
6	Thales S.A. (m)	260
138	Total S.A. (m)	8,837
6	Unibail-Rodamco SE (m)	1,423
7	Vallourec S.A. (m)	884
23	Veolia Environnement S.A. (m)	754
28	Vinci S.A. (m)	1,866
79	Vivendi S.A. (m)	2,482

		76,686

	Germany — 14.1%
21	Adidas AG (m)	1,593
49	Allianz SE (m)	7,644
2	Axel Springer AG (m)	271
97	BASF SE (a) (m)	10,007
88	Bayer AG (m)	7,690
35	Bayerische Motoren Werke AG (m)	3,264
10	Beiersdorf AG (m)	661
3	Brenntag AG (a) (m)	403
8	Celesio AG (m)	191
86	Commerzbank AG (a) (m)	550
5	Continental AG (a) (m)	522
95	Daimler AG (m)	7,357
99	Deutsche Bank AG (m)	6,416
21	Deutsche Boerse AG (m)	1,726
31	Deutsche Lufthansa AG (a) (m)	701
90	Deutsche Post AG (a) (m)	1,772

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
303	Deutsche Telekom AG (m)	5,005
192	E.ON AG (m)	6,579
4	Fraport AG Frankfurt Airport Services Worldwide (m)	316
20	Fresenius Medical Care AG & Co. KGaA (m)	1,595
11	Fresenius SE & Co. KGaA (m)	1,200
17	GEA Group AG (m)	625
7	Hannover Rueckversicherung AG (m)	447
15	HeidelbergCement AG (m)	1,115
14	Henkel AG & Co. KGaA (m)	769
4	Hochtief AG (m)	389
114	Infineon Technologies AG (m)	1,296
15	K+S AG (m)	1,213
6	Kabel Deutschland Holding AG (a) (m)	364
9	Lanxess AG (m)	801
18	Linde AG (m)	3,208
11	MAN SE (a) (m)	1,533
7	Merck KGaA (m)	710
14	Metro AG (m)	1,018
20	Muenchener Rueckversicherungs AG (m)	3,375
1	Puma AG Rudolf Dassler Sport (m)	180
44	RWE AG (m)	2,900
4	Salzgitter AG (m)	338
90	SAP AG (m)	5,818
87	Siemens AG (m)	12,655
7	Suedzucker AG (m)	208
35	ThyssenKrupp AG (m)	1,620
15	TUI AG (a) (m)	186
12	United Internet AG (m)	240
3	Volkswagen AG (a) (m)	549
2	Wacker Chemie AG (m)	403

		107,423

	Greece — 0.5%
79	Alpha Bank AE (a) (m)	458
29	Coca Cola Hellenic Bottling Co. S.A. (m)	805
49	EFG Eurobank Ergasias S.A. (a) (m)	278
38	Hellenic Telecommunications Organization S.A. (m)	454
151	National Bank of Greece S.A. (a) (m)	1,167
35	OPAP S.A. (m)	736
19	Public Power Corp. S.A. (m)	308

		4,206

	Hong Kong — 1.0%
164	AIA Group Ltd. (a) (m)	552
4	ASM Pacific Technology Ltd. (m)	54

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hong Kong — Continued
32		Bank of East Asia Ltd. (m)	131
118		Belle International Holdings Ltd. (m)	231
79		BOC Hong Kong Holdings Ltd. (m)	247
25		Cathay Pacific Airways Ltd. (m)	63
29		Cheung Kong Holdings Ltd. (m)	460
10		Cheung Kong Infrastructure Holdings Ltd. (m)	49
60		China Mobile Ltd. (m)	556
—	(h)	China Mobile Ltd., ADR (m)	15
1		Chinese Estates Holdings Ltd. (m)	2
40		CLP Holdings Ltd. (m)	328
158		CNOOC Ltd. (m)	393
25		Esprit Holdings Ltd. (m)	102
17		Hang Lung Group Ltd. (m)	115
51		Hang Lung Properties Ltd. (m)	227
16		Hang Seng Bank Ltd. (m)	251
22		Henderson Land Development Co., Ltd. (m)	151
90		Hong Kong & China Gas Co., Ltd. (m)	224
22		Hong Kong Exchanges and Clearing Ltd. (m)	494
2		Hopewell Highway Infrastructure Ltd. (m)	1
12		Hopewell Holdings Ltd. (m)	35
6		Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	2
44		Hutchison Whampoa Ltd. (m)	506
13		Hysan Development Co., Ltd. (m)	61
15		Kerry Properties Ltd. (m)	80
58		Li & Fung Ltd. (m)	298
13		Lifestyle International Holdings Ltd. (m)	37
46		Link REIT (The) (m)	145
62		Mongolia Energy Corp., Ltd. (a) (m)	15
31		MTR Corp. (m)	113
56		New World Development Ltd. (m)	98
101		Noble Group Ltd. (m)	185
27		NWS Holdings Ltd. (m)	40
5		Orient Overseas International Ltd. (m)	36
76		PCCW Ltd. (m)	30
29		Power Assets Holdings Ltd. (m)	203
28		Shangri-La Asia Ltd. (m)	78
52		Sino Land Co., Ltd. (m)	92
36		SJM Holdings Ltd. (m)	78
30		Sun Hung Kai Properties Ltd. (m)	463
16		Swire Pacific Ltd., Class A (m)	244
1		Television Broadcasts Ltd. (m)	4
31		Wharf Holdings Ltd. (m)	230
19		Wheelock & Co., Ltd. (m)	78
4		Wing Hang Bank Ltd. (m)	45

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Hong Kong — Continued
16	Yue Yuen Industrial Holdings Ltd. (m)	54

		7,896

	Hungary — 0.9%
171	Magyar Telekom Telecommunications plc (a) (m)	583
15	MOL Hungarian Oil and Gas plc (a) (m)	2,127
87	OTP Bank plc (a) (m)	3,076
5	Richter Gedeon Nyrt. (m)	1,065

		6,851

	India — 0.7%
3	Bharat Heavy Electricals Ltd. (m)	119
36	Housing Development Finance Corp., Ltd. (m)	573
7	ICICI Bank Ltd., ADR (m)	374
8	Infosys Technologies Ltd. (m)	541
239	ITC Ltd., GDR (m)	1,035
5	Larsen & Toubro Ltd., GDR (m)	169
9	Mahindra & Mahindra Ltd. (m)	147
33	NTPC Ltd. (m)	137
28	Oil & Natural Gas Corp., Ltd. (m)	192
12	Ranbaxy Laboratories Ltd., GDR (m)	127
30	Reliance Industries Ltd. (m)	661
6	Reliance Industries Ltd., GDR (e) (m)	246
100	Sterlite Industries India Ltd. (m)	410
21	Sun Pharmaceutical Industries Ltd. (m)	219
3	Tata Power Co., Ltd. (m)	90
122	United Phosphorus Ltd. (m)	417

		5,457

	Ireland — 0.5%
4	Allied Irish Banks plc (a) (m)	1
66	CRH plc (m)	1,636
23	Elan Corp. plc (a) (m)	187
23	Elan Corp. plc, ADR (a) (m)	187
25	Experian plc (m)	337
290	Governor & Co. of the Bank of Ireland (The) (a) (m)	118
13	James Hardie Industries SE (a) (m)	84
14	Kerry Group plc, Class A (m)	561
27	Ryanair Holdings plc (m)	141
14	Shire plc (m)	433
31	WPP plc (m)	410

		4,095

	Israel — 0.6%
53	Bank Hapoalim BM (a) (m)	279
63	Bank Leumi Le-Israel BM (m)	328
93	Bezeq Israeli Telecommunication Corp., Ltd. (m)	277

SHARES		SECURITY DESCRIPTION	VALUE($)

		Israel — Continued
—	(h)	Cellcom Israel Ltd. (m)	3
3		Cellcom Israel Ltd. (m)	82
—	(h)	Delek Group Ltd. (m)	57
1		Elbit Systems Ltd. (m)	71
24		Israel Chemicals Ltd. (m)	421
—	(h)	Israel Corp., Ltd. (The) (m)	155
41		Israel Discount Bank Ltd., Class A (a) (m)	87
—	(h)	Koor Industries Ltd. (a) (m)	—	(h)
12		Makhteshim-Agan Industries Ltd. (a) (m)	66
7		Mizrahi Tefahot Bank Ltd. (m)	73
3		NICE Systems Ltd. (a) (m)	128
5		Partner Communications Co., Ltd. (m)	87
19		Teva Pharmaceutical Industries Ltd. (m)	875
31		Teva Pharmaceutical Industries Ltd., ADR (m)	1,420

			4,409

		Italy — 7.9%
202		A2A S.p.A. (m)	366
205		Assicurazioni Generali S.p.A. (m)	4,918
52		Atlantia S.p.A. (m)	1,283
19		Autogrill S.p.A. (a) (m)	271
85		Banca Carige S.p.A. (m)	207
365		Banca Monte dei Paschi di Siena S.p.A. (a) (m)	495
260		Banco Popolare SC (m)	770
35		Beni Stabili S.p.A. (a) (m)	40
350		Enel Green Power S.p.A. (a) (m)	1,038
1,158		Enel S.p.A. (m)	8,259
456		ENI S.p.A. (m)	12,218
12		Exor S.p.A. (m)	420
130		Fiat Industrial S.p.A. (a) (m)	1,928
130		Fiat S.p.A. (m)	1,385
67		Finmeccanica S.p.A. (m)	909
1,334		Intesa Sanpaolo S.p.A. (m)	4,430
160		Intesa Sanpaolo S.p.A. (m)	460
20		Luxottica Group S.p.A. (m)	646
120		Mediaset S.p.A. (m)	798
82		Mediobanca S.p.A. (m)	937
300		Parmalat S.p.A. (a) (m)	1,136
37		Pirelli & C. S.p.A. (m)	390
42		Prelios S.p.A. (a) (m)	33
34		Prysmian S.p.A. (m)	791
46		Saipem S.p.A. (m)	2,622
261		Snam Rete Gas S.p.A. (m)	1,620
1		Telecom Italia Media S.p.A. (a) (m)	—	(h)
1,630		Telecom Italia S.p.A. (m)	2,451
1,089		Telecom Italia S.p.A. (m)	1,404
240		Terna Rete Elettrica Nazionale S.p.A. (m)	1,203

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Italy — Continued
2,344		UniCredit S.p.A. (m)	6,038
102		Unione di Banche Italiane ScpA (m)	916

			60,382

		Japan — 16.2%
19		77 Bank Ltd. (The) (m)	86
2		ABC-Mart, Inc. (m)	60
—	(h)	Acom Co., Ltd. (a) (m)	—	(h)
9		Advantest Corp. (m)	172
33		Aeon Co., Ltd. (m)	393
4		Aeon Credit Service Co., Ltd. (m)	59
4		Aeon Mall Co., Ltd. (m)	106
—	(h)	Aiful Corp. (a) (m)	—	(h)
7		Air Water, Inc. (m)	85
10		Aisin Seiki Co., Ltd. (m)	353
35		Ajinomoto Co., Inc. (m)	389
2		Alfresa Holdings Corp. (m)	71
46		All Nippon Airways Co., Ltd. (m)	135
18		Amada Co., Ltd. (m)	146
21		Aozora Bank Ltd. (m)	45
21		Asahi Breweries Ltd. (m)	392
52		Asahi Glass Co., Ltd. (m)	665
69		Asahi Kasei Corp. (m)	480
9		Asics Corp. (m)	130
23		Astellas Pharma, Inc. (m)	890
18		Bank of Kyoto Ltd. (The) (m)	167
66		Bank of Yokohama Ltd. (The) (m)	327
3		Benesse Holdings, Inc. (m)	120
36		Bridgestone Corp. (m)	786
13		Brother Industries Ltd. (m)	193
3		Canon Marketing Japan, Inc. (m)	28
60		Canon, Inc. (m)	2,806
12		Casio Computer Co., Ltd. (m)	97
—	(h)	Central Japan Railway Co. (m)	559
40		Chiba Bank Ltd. (The) (m)	236
9		Chiyoda Corp. (m)	90
36		Chubu Electric Power Co., Inc. (m)	779
12		Chugai Pharmaceutical Co., Ltd. (m)	198
9		Chugoku Bank Ltd. (The) (m)	105
16		Chugoku Electric Power Co., Inc. (The) (m)	275
13		Citizen Holdings Co., Ltd. (m)	80
3		Coca-Cola West Co., Ltd. (m)	68
32		Cosmo Oil Co., Ltd. (m)	106
8		Credit Saison Co., Ltd. (m)	126
29		Dai Nippon Printing Co., Ltd. (m)	352
15		Daicel Chemical Industries Ltd. (m)	99

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
16		Daido Steel Co., Ltd. (m)	91
10		Daihatsu Motor Co., Ltd. (m)	162
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	730
36		Daiichi Sankyo Co., Ltd. (m)	713
13		Daikin Industries Ltd. (m)	430
8		Dainippon Sumitomo Pharma Co., Ltd. (m)	76
4		Daito Trust Construction Co., Ltd. (m)	323
27		Daiwa House Industry Co., Ltd. (m)	331
88		Daiwa Securities Group, Inc. (m)	382
4		Dena Co., Ltd. (m)	165
26		Denki Kagaku Kogyo KK (m)	136
27		Denso Corp. (m)	890
9		Dentsu, Inc. (m)	239
1		DIC Corp. (m)	2
14		Dowa Holdings Co., Ltd. (m)	89
18		East Japan Railway Co. (m)	1,012
13		Eisai Co., Ltd. (m)	487
6		Electric Power Development Co., Ltd. (m)	163
10		Elpida Memory, Inc. (a) (m)	150
4		FamilyMart Co., Ltd. (m)	129
10		FANUC Corp. (m)	1,699
3		Fast Retailing Co., Ltd. (m)	414
31		Fuji Electric Holdings Co., Ltd. (m)	98
31		Fuji Heavy Industries Ltd. (m)	231
—	(h)	Fuji Media Holdings, Inc. (m)	25
26		FUJIFILM Holdings Corp. (m)	793
104		Fujitsu Ltd. (m)	597
41		Fukuoka Financial Group, Inc. (m)	169
32		Furukawa Electric Co., Ltd. (m)	128
5		Gree, Inc. (m)	97
21		GS Yuasa Corp. (m)	144
22		Gunma Bank Ltd. (The) (m)	117
22		Hachijuni Bank Ltd. (The) (m)	131
1		Hakuhodo DY Holdings, Inc. (m)	56
3		Hamamatsu Photonics KK (m)	130
62		Hankyu Hanshin Holdings, Inc. (m)	275
14		Hino Motors Ltd. (m)	66
2		Hirose Electric Co., Ltd. (m)	184
27		Hiroshima Bank Ltd. (The) (m)	118
4		Hisamitsu Pharmaceutical Co., Inc. (m)	150
5		Hitachi Chemical Co., Ltd. (m)	109
6		Hitachi Construction Machinery Co., Ltd. (m)	134
4		Hitachi High-Technologies Corp. (m)	78
236		Hitachi Ltd. (m)	1,281
9		Hitachi Metals Ltd. (m)	119

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
10		Hokkaido Electric Power Co., Inc. (m)	174
66		Hokuhoku Financial Group, Inc. (m)	127
10		Hokuriku Electric Power Co. (m)	197
86		Honda Motor Co., Ltd. (m)	3,295
25		Hoya Corp. (m)	530
7		Ibiden Co., Ltd. (m)	240
1		Idemitsu Kosan Co., Ltd. (m)	142
71		IHI Corp. (m)	181
—	(h)	Inpex Corp. (m)	869
20		Isetan Mitsukoshi Holdings Ltd. (m)	189
62		Isuzu Motors Ltd. (m)	266
3		Ito En Ltd. (m)	48
80		ITOCHU Corp. (m)	833
2		Itochu Techno-Solutions Corp. (m)	59
13		Iyo Bank Ltd. (The) (m)	109
22		J. Front Retailing Co., Ltd. (m)	96
—	(h)	Jafco Co., Ltd. (m)	—	(h)
1		Japan Petroleum Exploration Co. (m)	69
—	(h)	Japan Prime Realty Investment Corp. (m)	91
—	(h)	Japan Real Estate Investment Corp. (m)	277
—	(h)	Japan Retail Fund Investment Corp. (m)	136
17		Japan Steel Works Ltd. (The) (m)	137
—	(h)	Japan Tobacco, Inc. (m)	940
25		JFE Holdings, Inc. (m)	688
11		JGC Corp. (m)	272
34		Joyo Bank Ltd. (The) (m)	137
13		JS Group Corp. (m)	323
10		JSR Corp. (m)	202
10		JTEKT Corp. (m)	133
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	140
118		JX Holdings, Inc. (m)	833
43		Kajima Corp. (m)	123
13		Kamigumi Co., Ltd. (m)	115
16		Kaneka Corp. (m)	116
38		Kansai Electric Power Co., Inc. (The) (m)	810
11		Kansai Paint Co., Ltd. (m)	99
29		Kao Corp. (m)	718
76		Kawasaki Heavy Industries Ltd. (m)	315
36		Kawasaki Kisen Kaisha Ltd. (m)	121
—	(h)	KDDI Corp. (m)	1,035
29		Keikyu Corp. (m)	204
30		Keio Corp. (m)	169
14		Keisei Electric Railway Co., Ltd. (m)	81
2		Keyence Corp. (m)	581
9		Kikkoman Corp. (m)	88
7		Kinden Corp. (m)	61

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
93	Kintetsu Corp. (m)	277
45	Kirin Holdings Co., Ltd. (m)	630
137	Kobe Steel Ltd. (m)	339
5	Koito Manufacturing Co., Ltd. (m)	79
50	Komatsu Ltd. (m)	1,772
5	Konami Corp. (m)	99
24	Konica Minolta Holdings Inc. (m)	216
61	Kubota Corp. (m)	587
19	Kuraray Co., Ltd. (m)	274
6	Kurita Water Industries Ltd. (m)	176
9	Kyocera Corp. (m)	945
16	Kyowa Hakko Kirin Co., Ltd. (m)	156
19	Kyushu Electric Power Co., Inc. (m)	344
3	Lawson, Inc. (m)	156
1	Mabuchi Motor Co., Ltd. (m)	64
6	Makita Corp. (m)	265
90	Marubeni Corp. (m)	656
12	Marui Group Co., Ltd. (m)	83
3	Maruichi Steel Tube Ltd. (m)	72
5	Matsui Securities Co., Ltd. (m)	26
78	Mazda Motor Corp. (a) (m)	179
3	McDonald’s Holdings Co., Japan Ltd. (m)	87
8	Medipal Holdings Corp. (m)	65
4	MEIJI Holdings Co., Ltd. (m)	161
19	Minebea Co., Ltd. (m)	102
3	Miraca Holdings, Inc. (m)	95
65	Mitsubishi Chemical Holdings Corp. (m)	440
72	Mitsubishi Corp. (m)	1,949
105	Mitsubishi Electric Corp. (m)	1,165
64	Mitsubishi Estate Co., Ltd. (m)	1,126
21	Mitsubishi Gas Chemical Co., Inc. (m)	163
159	Mitsubishi Heavy Industries Ltd. (m)	761
7	Mitsubishi Logistics Corp. (m)	74
60	Mitsubishi Materials Corp. (m)	209
204	Mitsubishi Motors Corp. (a) (m)	250
12	Mitsubishi Tanabe Pharma Corp. (m)	199
658	Mitsubishi UFJ Financial Group, Inc. (m)	3,156
3	Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	128
94	Mitsui & Co., Ltd. (m)	1,666
43	Mitsui Chemicals, Inc. (m)	158
35	Mitsui Engineering & Shipbuilding Co., Ltd. (m)	88
45	Mitsui Fudosan Co., Ltd. (m)	776
28	Mitsui Mining & Smelting Co., Ltd. (m)	99
57	Mitsui OSK Lines Ltd. (m)	318
4	Mitsumi Electric Co., Ltd. (m)	50
1,093	Mizuho Financial Group, Inc. (m)	1,732

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
31		Mizuho Securities Co., Ltd. (a) (m)	79
73		Mizuho Trust & Banking Co., Ltd. (m)	62
29		MS&AD Insurance Group Holdings (m)	670
11		Murata Manufacturing Co., Ltd. (m)	766
4		Nabtesco Corp. (m)	102
10		Namco Bandai Holdings, Inc. (m)	110
128		NEC Corp. (a) (m)	270
14		NGK Insulators Ltd. (m)	237
8		NGK Spark Plug Co., Ltd. (m)	118
7		NHK Spring Co., Ltd. (m)	67
6		Nidec Corp. (m)	530
17		Nikon Corp. (m)	358
5		Nintendo Co., Ltd. (m)	1,215
—	(h)	Nippon Building Fund, Inc. (m)	272
18		Nippon Electric Glass Co., Ltd. (m)	273
39		Nippon Express Co., Ltd. (m)	155
9		Nippon Meat Packers, Inc. (m)	128
5		Nippon Paper Group, Inc. (m)	102
42		Nippon Sheet Glass Co., Ltd. (m)	123
270		Nippon Steel Corp. (m)	845
27		Nippon Telegraph & Telephone Corp. (m)	1,235
80		Nippon Yusen KK (m)	296
36		Nishi-Nippon City Bank Ltd. (The) (m)	102
8		Nissan Chemical Industries Ltd. (m)	79
130		Nissan Motor Co., Ltd. (m)	1,253
11		Nisshin Seifun Group, Inc. (m)	131
33		Nisshin Steel Co., Ltd. (m)	66
7		Nisshinbo Holdings, Inc. (m)	67
4		Nissin Foods Holdings Co., Ltd. (m)	128
2		Nitori Holdings Co., Ltd. (m)	168
9		Nitto Denko Corp. (m)	463
71		NKSJ Holdings, Inc. (m)	456
6		NOK Corp. (m)	100
192		Nomura Holdings, Inc. (m)	983
5		Nomura Real Estate Holdings, Inc. (m)	73
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	101
5		Nomura Research Institute Ltd. (m)	114
22		NSK Ltd. (m)	198
26		NTN Corp. (m)	123
—	(h)	NTT Data Corp. (m)	219
1		NTT DoCoMo, Inc. (m)	1,521
—	(h)	NTT Urban Development Corp. (m)	53
35		Obayashi Corp. (m)	149
—	(h)	Obic Co., Ltd. (m)	60
33		Odakyu Electric Railway Co., Ltd. (m)	267

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
44		OJI Paper Co., Ltd. (m)	198
11		Olympus Corp. (m)	321
10		Omron Corp. (m)	286
5		Ono Pharmaceutical Co., Ltd. (m)	249
1		Onward Holdings Co., Ltd. (m)	7
2		Oracle Corp. Japan (m)	85
3		Oriental Land Co., Ltd. (m)	225
5		ORIX Corp. (m)	539
104		Osaka Gas Co., Ltd. (m)	384
1		Otsuka Corp. (m)	50
14		Otsuka Holdings Co., Ltd. (m)	386
114		Panasonic Corp. (m)	1,406
1		Pioneer Corp. (a) (m)	3
—	(h)	Promise Co., Ltd. (a) (m)	—	(h)
—	(h)	Rakuten, Inc. (m)	353
94		Resona Holdings, Inc. (m)	445
38		Ricoh Co., Ltd. (m)	421
2		Rinnai Corp. (m)	126
5		Rohm Co., Ltd. (m)	307
3		Sankyo Co., Ltd. (m)	146
4		Santen Pharmaceutical Co., Ltd. (m)	155
19		Sapporo Hokuyo Holdings, Inc. (m)	83
15		Sapporo Holdings Ltd. (m)	61
1		SBI Holdings, Inc. (m)	116
11		Secom Co., Ltd. (m)	559
11		Sega Sammy Holdings, Inc. (m)	186
7		Seiko Epson Corp. (m)	123
20		Sekisui Chemical Co., Ltd. (m)	167
30		Sekisui House Ltd. (m)	294
35		Senshu Ikeda Holdings, Inc. (m)	52
41		Seven & I Holdings Co., Ltd. (m)	1,022
—	(h)	Seven Bank Ltd. (m)	68
53		Sharp Corp. (m)	488
10		Shikoku Electric Power Co., Inc. (m)	244
13		Shimadzu Corp. (m)	113
1		Shimamura Co., Ltd. (m)	113
4		Shimano, Inc. (m)	193
31		Shimizu Corp. (m)	129
22		Shin-Etsu Chemical Co., Ltd. (m)	1,140
4		Shinko Electric Industries Co., Ltd. (m)	40
91		Shinsei Bank Ltd. (m)	110
16		Shionogi & Co., Ltd. (m)	254
18		Shiseido Co., Ltd. (m)	298
28		Shizuoka Bank Ltd. (The) (m)	258
78		Showa Denko KK (m)	156

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
9		Showa Shell Sekiyu KK (m)	99
3		SMC Corp. (m)	511
43		Softbank Corp. (m)	1,814
63		Sojitz Corp. (m)	121
54		Sony Corp. (m)	1,530
10		Sony Financial Holdings, Inc. (m)	186
4		Square Enix Holdings Co., Ltd. (m)	58
8		Stanley Electric Co., Ltd. (m)	134
6		Sumco Corp. (a) (m)	118
85		Sumitomo Chemical Co., Ltd. (m)	451
60		Sumitomo Corp. (m)	824
41		Sumitomo Electric Industries Ltd. (m)	578
30		Sumitomo Heavy Industries Ltd. (m)	196
178		Sumitomo Metal Industries Ltd. (m)	377
25		Sumitomo Metal Mining Co., Ltd. (m)	448
71		Sumitomo Mitsui Financial Group, Inc. (m)	2,218
164		Sumitomo Mitsui Trust Holdings, Inc. (m)	563
18		Sumitomo Realty & Development Co., Ltd. (m)	378
9		Sumitomo Rubber Industries Ltd. (m)	107
12		Suruga Bank Ltd. (m)	98
4		Suzuken Co., Ltd. (m)	90
17		Suzuki Motor Corp. (m)	414
3		Sysmex Corp. (m)	119
14		T&D Holdings, Inc. (m)	354
55		Taisei Corp. (m)	130
7		Taisho Pharmaceutical Co., Ltd. (m)	163
15		Taiyo Nippon Sanso Corp. (m)	121
14		Takashimaya Co., Ltd. (m)	96
40		Takeda Pharmaceutical Co., Ltd. (m)	1,928
—	(h)	Takefuji Corp. (a) (f) (i)	—
6		TDK Corp. (m)	312
48		Teijin Ltd. (m)	229
9		Terumo Corp. (m)	494
7		THK Co., Ltd. (m)	172
59		Tobu Railway Co., Ltd. (m)	231
6		Toho Co., Ltd. (m)	84
21		Toho Gas Co., Ltd. (m)	98
22		Tohoku Electric Power Co., Inc. (m)	330
37		Tokio Marine Holdings, Inc. (m)	1,027
16		Tokuyama Corp. (m)	83
73		Tokyo Electric Power Co., Inc. (The) (m)	393
9		Tokyo Electron Ltd. (m)	517
128		Tokyo Gas Co., Ltd. (m)	570
5		Tokyo Steel Manufacturing Co., Ltd. (m)	55
20		Tokyo Tatemono Co., Ltd. (m)	72
60		Tokyu Corp. (m)	249

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
23		Tokyu Land Corp. (m)	97
16		TonenGeneral Sekiyu KK (m)	199
33		Toppan Printing Co., Ltd. (m)	261
76		Toray Industries, Inc. (m)	565
210		Toshiba Corp. (m)	1,117
29		Tosoh Corp. (m)	111
14		TOTO Ltd. (m)	113
8		Toyo Seikan Kaisha Ltd. (m)	141
5		Toyo Suisan Kaisha Ltd. (m)	115
4		Toyobo Co., Ltd. (m)	7
4		Toyoda Gosei Co., Ltd. (m)	82
4		Toyota Boshoku Corp. (m)	59
9		Toyota Industries Corp. (m)	264
145		Toyota Motor Corp. (m)	5,797
11		Toyota Tsusho Corp. (m)	178
6		Trend Micro, Inc. (m)	157
3		Tsumura & Co. (m)	96
54		Ube Industries Ltd. (m)	173
6		Unicharm Corp. (m)	254
10		UNY Co., Ltd. (m)	87
6		Ushio, Inc. (m)	114
1		USS Co., Ltd. (m)	87
—	(h)	West Japan Railway Co. (m)	325
1		Yahoo! Japan Corp. (m)	276
5		Yakult Honsha Co., Ltd. (m)	147
4		Yamada Denki Co., Ltd. (m)	278
11		Yamaguchi Financial Group, Inc. (m)	99
8		Yamaha Corp. (m)	101
14		Yamaha Motor Co., Ltd. (a) (m)	269
21		Yamato Holdings Co., Ltd. (m)	336
2		Yamato Kogyo Co., Ltd. (m)	76
7		Yamazaki Baking Co., Ltd. (m)	86
13		Yaskawa Electric Corp. (m)	152
10		Yokogawa Electric Corp. (a) (m)	80

			123,763

		Luxembourg — 0.7%
55		ArcelorMittal (m)	2,030
3		Millicom International Cellular S.A. (m)	349
20		SES S.A. FDR (m)	519
82		Tenaris S.A. (m)	2,081

			4,979

		Macau — 0.0% (g)
52		Sands China Ltd. (a) (m)	145
32		Wynn Macau Ltd. (m)	113

			258

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Mauritius — 0.0% (g)
7	Essar Energy plc (a) (m)	58

	Mexico — 0.7%
16	Alfa S.A.B. de C.V., Class A (m)	236
649	America Movil S.A.B. de C.V., Series L (m)	1,859
297	Cemex S.A.B. de C.V. (a) (m)	257
88	Fomento Economico Mexicano S.A.B. de C.V. (m)	555
4	Fresnillo plc (m)	122
20	Grupo Carso S.A.B. de C.V., Series A1 (m)	77
170	Grupo Mexico S.A.B. de C.V., Class B (m)	589
28	Grupo Modelo S.A.B. de C.V., Series C (m)	176
107	Grupo Televisa S.A. (a) (m)	509
20	Inmuebles Carso S.A.B. de C.V., Class B1 (a) (m)	22
31	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	188
20	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	85
77	Telefonos de Mexico S.A.B. de C.V., Class A (m)	73
91	Telefonos de Mexico S.A.B. de C.V., Class L (m)	85
247	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	771

		5,604

	Netherlands — 3.9%
116	Aegon N.V. (a) (m)	926
16	Akzo Nobel N.V. (m)	1,261
31	ASML Holding N.V. (m)	1,273
4	Corio N.V. (m)	300
5	Delta Lloyd N.V. (m)	138
27	European Aeronautic Defence and Space Co., N.V. (a) (m)	823
6	Fugro N.V. CVA (m)	508
8	Heineken Holding N.V. (m)	425
18	Heineken N.V. (m)	1,086
273	ING Groep N.V. CVA (a) (m)	3,590
83	Koninklijke Ahold N.V. (m)	1,164
5	Koninklijke Boskalis Westminster N.V. (m)	266
11	Koninklijke DSM N.V. (m)	736
109	Koninklijke KPN N.V. (m)	1,730
69	Koninklijke Philips Electronics N.V. (m)	2,058
5	Koninklijke Vopak N.V. (m)	239
24	QIAGEN N.V. (a) (m)	511
8	Randstad Holding N.V. (m)	451
47	Reed Elsevier N.V. (m)	617
88	Royal Dutch Shell plc, Class A (m)	3,435
67	Royal Dutch Shell plc, Class B (m)	2,589
14	SBM Offshore N.V. (a) (m)	413
27	TNT N.V. (m)	666
115	Unilever N.V. CVA (m)	3,781

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — Continued
22	Wolters Kluwer N.V. (m)	502

		29,488

	New Zealand — 0.5%
250	Auckland International Airport Ltd. (m)	451
84	Contact Energy Ltd. (a) (m)	405
182	Fletcher Building Ltd. (m)	1,356
154	Sky City Entertainment Group Ltd. (m)	443
516	Telecom Corp. of New Zealand Ltd. (m)	905

		3,560

	Norway — 1.6%
23	Aker Solutions ASA (a) (m)	544
19	BW Offshore Ltd. (a) (m)	49
121	DnB NOR ASA (m)	1,963
115	Norsk Hydro ASA (m)	1,019
100	Orkla ASA (m)	1,008
60	Renewable Energy Corp. ASA (a) (m)	212
138	Statoil ASA (m)	4,050
103	Telenor ASA (m)	1,783
23	Yara International ASA (m)	1,373

		12,001

	Philippines — 0.8%
184	Aboitiz Power Corp. (m)	136
42	Ayala Corp. (m)	387
2,157	Ayala Land, Inc. (m)	830
77	Banco de Oro Unibank, Inc. (m)	98
528	Bank of the Philippine Islands (m)	727
1,821	Energy Development Corp. (m)	287
7	Globe Telecom, Inc. (m)	145
126	Jollibee Foods Corp. (m)	278
176	Manila Electric Co. (m)	1,008
73	Metropolitan Bank & Trust (a) (m)	117
17	Philippine Long Distance Telephone Co. (m)	996
43	SM Investments Corp. (m)	577
2,630	SM Prime Holdings, Inc. (m)	738

		6,324

	Portugal — 0.4%
250	Banco Comercial Portugues S.A., Class R (a) (m)	199
48	Banco Espirito Santo S.A. (m)	202
16	Brisa Auto-Estradas de Portugal S.A. (m)	104
18	Cimpor Cimentos de Portugal SGPS S.A. (m)	125
185	EDP — Energias de Portugal S.A. (m)	757
23	Galp Energia SGPS S.A., Class B (m)	520
22	Jeronimo Martins SGPS S.A. (m)	361

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Portugal — Continued
57	Portugal Telecom SGPS S.A. (m)	697

		2,965

	Singapore — 0.7%
48	Ascendas REIT (m)	79
69	CapitaLand Ltd. (a) (m)	192
64	CapitaMall Trust (m)	99
37	CapitaMalls Asia Ltd. (m)	54
15	City Developments Ltd. (m)	146
57	ComfortDelgro Corp., Ltd. (m)	72
27	Cosco Corp. Singapore Ltd. (m)	49
47	DBS Group Holdings Ltd. (m)	575
26	Fraser and Neave Ltd. (m)	133
166	Genting Singapore plc (a) (m)	295
42	Global Logistic Properties Ltd. (a) (m)	66
180	Golden Agri-Resources Ltd. (m)	98
3	Jardine Cycle & Carriage Ltd. (m)	94
36	Keppel Corp., Ltd. (m)	354
22	Keppel Land Ltd. (m)	75
1	K-Green Trust (m)	1
25	Neptune Orient Lines Ltd. (m)	38
36	Olam International Ltd. (m)	84
67	Oversea-Chinese Banking Corp., Ltd. (m)	526
1	SATS Ltd. (m)	2
28	SembCorp Industries Ltd. (m)	123
24	SembCorp Marine Ltd. (m)	111
15	Singapore Airlines Ltd. (m)	174
23	Singapore Exchange Ltd. (m)	147
43	Singapore Press Holdings Ltd. (m)	141
48	Singapore Technologies Engineering Ltd. (m)	124
215	Singapore Telecommunications Ltd. (m)	548
19	StarHub Ltd. (m)	45
34	United Overseas Bank Ltd. (m)	542
13	UOL Group Ltd. (m)	51
52	Wilmar International Ltd. (m)	224

		5,262

	South Africa — 0.8%
9	ABSA Group Ltd. (m)	180
1	Anglo Platinum Ltd. (m)	105
6	AngloGold Ashanti Ltd. (m)	325
9	Bidvest Group Ltd. (m)	203
98	FirstRand Ltd. (m)	308
19	Gold Fields Ltd. (m)	348
15	Impala Platinum Holdings Ltd. (m)	467
45	MTN Group Ltd. (m)	997
12	Naspers Ltd., Class N (m)	729

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Africa — Continued
40	Pretoria Portland Cement Co., Ltd. (m)	154
64	Sanlam Ltd. (m)	277
16	Sasol Ltd. (m)	932
13	Shoprite Holdings Ltd. (m)	197
27	Standard Bank Group Ltd. (m)	423
41	Steinhoff International Holdings Ltd. (a) (m)	157
6	Tiger Brands Ltd. (m)	167

		5,969

	South Korea — 0.9%
2	Daelim Industrial Co., Ltd. (m)	236
7	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	289
1	Hite Brewery Co., Ltd. (m)	59
7	Hynix Semiconductor, Inc. (m)	219
3	Hyundai Mobis (m)	944
1	Hyundai Motor Co. (m)	279
4	KB Financial Group, Inc. (m)	209
2	LG Chem Ltd. (m)	828
4	LG Electronics, Inc. (m)	411
2	POSCO (m)	737
1	Samsung Electronics Co., Ltd. (m)	1,111
2	Samsung Fire & Marine Insurance Co., Ltd. (m)	436
5	Shinhan Financial Group Co., Ltd. (m)	256
1	Shinsegae Co., Ltd. (m)	195
1	SK Innovation Co., Ltd. (m)	169
1	SK Telecom Co., Ltd. (m)	118

		6,496

	Spain — 5.7%
28	Abertis Infraestructuras S.A. (m)	663
3	Acciona S.A. (m)	302
10	Acerinox S.A. (m)	201
13	ACS Actividades de Construccion y Servicios S.A. (m)	673
8	ACS Actividades de Construccion y Servicios S.A.	428
20	Amadeus IT Holding S.A., Class A (a) (m)	421
418	Banco Bilbao Vizcaya Argentaria S.A. (m)	5,351
98	Banco de Sabadell S.A. (m)	436
23	Banco de Valencia S.A. (a) (m)	92
83	Banco Popular Espanol S.A. (m)	497
823	Banco Santander S.A. (m)	10,508
29	Bankinter S.A. (m)	217
81	Criteria Caixacorp S.A. (m)	595
24	EDP Renovaveis S.A. (a) (m)	188
18	Enagas S.A. (m)	440
43	Ferrovial S.A. (m)	587
4	Fomento de Construcciones y Contratas S.A. (m)	135

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Spain — Continued
31	Gas Natural SDG S.A. (m)	634
16	Gestevision Telecinco S.A. (a) (m)	183
14	Grifols S.A. (m)	286
79	Iberdrola Renovables S.A. (m)	362
388	Iberdrola S.A. (m)	3,600
21	Inditex S.A. (m)	1,879
9	Indra Sistemas S.A. (m)	208
76	Mapfre S.A. (m)	319
11	Red Electrica Corp. S.A. (m)	674
72	Repsol YPF S.A. (m)	2,586
408	Telefonica S.A. (m)	10,963
14	Zardoya Otis S.A. (m)	231

		43,659

	Sweden — 2.2%
14	Alfa Laval AB (m)	319
13	Assa Abloy AB, Class B (a) (m)	396
29	Atlas Copco AB, Class A (m)	860
15	Atlas Copco AB, Class B (m)	411
12	Boliden AB (a) (m)	264
10	Electrolux AB, Series B, (m)	259
9	Getinge AB, Class B (m)	227
43	Hennes & Mauritz AB, Class B (m)	1,513
11	Hexagon AB, Class B (m)	284
2	Holmen AB, Class B (m)	63
18	Husqvarna AB, Class B (a) (m)	139
5	Industrivarden AB, Class C (m)	104
19	Investor AB, Class B (m)	473
9	Kinnevik Investment AB, Class B (m)	233
2	Modern Times Group AB, Class B (m)	175
1	Niscayah Group AB (m)	1
136	Nordea Bank AB (m)	1,548
5	Ratos AB, Class B (m)	189
43	Sandvik AB (m)	904
14	Scania AB, Class B (m)	352
13	Securitas AB, Class B (m)	159
60	Skandinaviska Enskilda Banken AB, Class A (m)	574
17	Skanska AB, Class B (m)	358
17	SKF AB, Class B (m)	521
8	SSAB AB, Class A (m)	140
24	Svenska Cellulosa AB, Class B (m)	365
20	Svenska Handelsbanken AB, Class A (m)	705
31	Swedbank AB, Class A (m)	579
10	Swedish Match AB (a) (m)	346
13	Tele2 AB, Class B (m)	333
126	Telefonaktiebolaget LM Ericsson, Class B (m)	1,914

SHARES		SECURITY DESCRIPTION	VALUE($)

		Sweden — Continued
92		TeliaSonera AB (m)	755
58		Volvo AB, Class B (m)	1,148

			16,611

		Switzerland — 3.7%
56		ABB Ltd. (a) (m)	1,557
3		Actelion Ltd. (a) (m)	154
3		Adecco S.A. (m)	227
—	(h)	Aryzta AG (m)	11
2		Aryzta AG (m)	111
1		Baloise Holding AG (a) (m)	140
14		Cie Financiere Richemont S.A., Class A (m)	879
30		Credit Suisse Group AG (m)	1,357
6		GAM Holding AG (a) (m)	111
1		Geberit AG (m)	233
—	(h)	Givaudan S.A. (a) (m)	238
7		Holcim Ltd. (m)	568
5		Julius Baer Group Ltd. (a) (m)	253
1		Kuehne & Nagel International AG (m)	218
—	(h)	Lindt & Spruengli AG (a) (m)	76
—	(h)	Lindt & Spruengli AG (a) (m)	112
5		Logitech International S.A. (a) (m)	70
1		Lonza Group AG (a) (m)	106
95		Nestle S.A. (m)	5,879
58		Novartis AG (m)	3,427
1		Pargesa Holding S.A. (m)	75
19		Roche Holding AG (m)	3,118
1		Schindler Holding AG (m)	168
—	(h)	Schindler Holding AG (m)	62
—	(h)	SGS S.A. (m)	270
—	(h)	Sika AG (m)	138
1		Sonova Holding AG (m)	118
39		STMicroelectronics N.V. (m)	461
—	(h)	Straumann Holding AG (m)	60
1		Swatch Group AG (The) (m)	399
1		Swatch Group AG (The) (m)	69
1		Swiss Life Holding AG (a) (m)	145
9		Swiss Reinsurance Co., Ltd. (a) (m)	545
1		Swisscom AG (m)	363
2		Syngenta AG (m)	861
9		Transocean Ltd. (a) (m)	628
96		UBS AG (a) (m)	1,929
7		Wolseley plc (m)	257
51		Xstrata plc (m)	1,311
4		Zurich Financial Services AG (a) (m)	1,129

			27,833

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — 0.7%
34	Asustek Computer, Inc. (m)	307
168	Cathay Financial Holding Co., Ltd. (m)	280
61	Chimei Innolux Corp. (a) (m)	63
394	China Steel Corp. (m)	488
183	Far Eastern New Century Corp. (m)	289
205	Hon Hai Precision Industry Co., Ltd. (m)	780
29	MediaTek, Inc. (m)	322
43	Nan Ya Plastics Corp. (m)	132
105	Pegatron Corp. (a) (m)	111
173	Quanta Computer, Inc. (m)	341
703	Taishin Financial Holding Co., Ltd. (a) (m)	415
133	Taiwan Mobile Co., Ltd. (m)	344
491	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,271
234	United Microelectronics Corp. (m)	122

		5,265

	Thailand — 0.8%
90	Advanced Info Service PCL (m)	281
136	Bangkok Bank PCL (m)	775
19	Banpu PCL (m)	468
127	Charoen Pokphand Foods PCL (m)	125
30	Electricity Generating PCL (m)	98
200	Kasikornbank PCL (m)	871
284	Krung Thai Bank PCL (m)	195
75	PTT Aromatics & Refining PCL (m)	104
18	PTT Chemical PCL (m)	98
113	PTT Exploration & Production PCL (m)	705
74	PTT PCL (m)	931
60	Siam Cement PCL (m)	834
131	Siam Commercial Bank PCL (m)	504
25	Thai Oil PCL (m)	71

		6,060

	Turkey — 0.9%
145	Akbank TAS (m)	755
29	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	442
12	BIM Birlesik Magazalar A.S. (m)	429
77	Eregli Demir ve Celik Fabrikalari TAS (a) (m)	233
26	Eregli Demir ve Celik Fabrikalari TAS (a) (m)	75
97	Haci Omer Sabanci Holding A.S. (m)	520
26	KOC Holding A.S. (m)	141
19	Tupras Turkiye Petrol Rafinerileri A.S. (m)	602
115	Turkcell Iletisim Hizmet A.S. (m)	680
235	Turkiye Garanti Bankasi A.S. (m)	1,220
37	Turkiye Halk Bankasi A.S. (m)	322
222	Turkiye Is Bankasi, Class C (m)	783

SHARES	SECURITY DESCRIPTION	VALUE($)

	Turkey — Continued
144	Yapi ve Kredi Bankasi A.S. (a) (m)	454

		6,656

	United Kingdom — 7.4%
24	3i Group plc (m)	112
5	Admiral Group plc (m)	140
6	Aggreko plc (m)	192
8	AMEC plc (m)	165
33	Anglo American plc (m)	1,706
10	Antofagasta plc (m)	234
33	ARM Holdings plc (m)	342
9	Associated British Foods plc (m)	149
35	AstraZeneca plc (m)	1,740
5	Autonomy Corp. plc (a) (m)	144
70	Aviva plc (m)	525
9	Babcock International Group plc (m)	97
85	BAE Systems plc (m)	465
17	Balfour Beatty plc (m)	93
288	Barclays plc (m)	1,367
84	BG Group plc (m)	2,158
54	BHP Billiton plc (m)	2,293
466	BP plc (m)	3,580
50	British American Tobacco plc (m)	2,164
21	British Land Co. plc (m)	216
28	British Sky Broadcasting Group plc (m)	398
193	BT Group plc (m)	633
8	Bunzl plc (m)	101
11	Burberry Group plc (m)	233
64	Cable & Wireless Worldwide plc (m)	52
35	Cairn Energy plc (a) (m)	264
15	Capita Group plc (The) (m)	186
14	Capital Shopping Centres Group plc (m)	92
4	Carnival plc (m)	180
128	Centrica plc (m)	686
28	Cobham plc (m)	108
47	Compass Group plc (m)	458
62	Diageo plc (m)	1,262
6	Eurasian Natural Resources Corp. plc (m)	97
12	Firstgroup plc (m)	65
35	G4S plc (m)	161
129	GlaxoSmithKline plc (m)	2,813
17	Hammerson plc (m)	137
22	Home Retail Group plc (m)	80
439	HSBC Holdings plc (m)	4,791
14	ICAP plc (m)	119
25	Imperial Tobacco Group plc (m)	890
11	Inmarsat plc (m)	110

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
7	Intercontinental Hotels Group plc (m)	154
113	International Consolidated Airlines Group S.A. (a) (m)	449
38	International Power plc (m)	211
4	Intertek Group plc (m)	142
20	Invensys plc (m)	114
12	Investec plc (m)	97
91	ITV plc (a) (m)	116
30	J Sainsbury plc (m)	174
5	Johnson Matthey plc (m)	178
5	Kazakhmys plc (m)	123
59	Kingfisher plc (m)	269
19	Land Securities Group plc (m)	246
145	Legal & General Group plc (m)	299
1,015	Lloyds Banking Group plc (a) (m)	1,008
4	London Stock Exchange Group plc (m)	55
5	Lonmin plc (m)	136
44	Man Group plc (m)	185
39	Marks & Spencer Group plc (m)	254
87	National Grid plc (m)	890
5	Next plc (m)	170
135	Old Mutual plc (m)	315
20	Pearson plc (m)	386
6	Petrofac Ltd. (m)	162
63	Prudential plc (m)	817
3	Randgold Resources Ltd. (a) (m)	235
15	Reckitt Benckiser Group plc (m)	853
30	Reed Elsevier plc (m)	265
36	Resolution Ltd. (m)	183
22	Rexam plc (m)	142
36	Rio Tinto plc (m)	2,612
46	Rolls-Royce Group plc (a) (m)	499
4,356	Rolls-Royce Group plc, Class C (a) (f) (i)	7
434	Royal Bank of Scotland Group plc (a) (m)	302
85	RSA Insurance Group plc (m)	195
24	SABMiller plc (m)	881
32	Sage Group plc (The) (m)	155
3	Schroders plc (m)	88
23	Scottish & Southern Energy plc (m)	524
18	Segro plc (m)	99
12	Serco Group plc (m)	115
6	Severn Trent plc (m)	148
22	Smith & Nephew plc (m)	239
10	Smiths Group plc (m)	216
58	Standard Chartered plc (m)	1,618
56	Standard Life plc (m)	214

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
25	Subsea 7 S.A. (m)	647
199	Tesco plc (m)	1,342
21	Thomas Cook Group plc (m)	61
14	TUI Travel plc (m)	55
22	Tullow Oil plc (m)	526
32	Unilever plc (m)	1,032
17	United Utilities Group plc (m)	179
3	Vedanta Resources plc (m)	118
1,295	Vodafone Group plc (m)	3,744
5	Weir Group plc (The) (m)	170
4	Whitbread plc (m)	122
52	Wm Morrison Supermarkets plc (m)	257

		56,591

	United States — 0.0% (g)
5	Sims Metal Management Ltd. (m)	93
1	Synthes, Inc. (e) (m)	253

		346

	Total Common Stocks (Cost $402,461)	732,794

Investment Companies — 0.5%
	United States — 0.5%
12	iShares MSCI EAFE Index Fund (m)	774
31	iShares MSCI Germany Index Fund (m)	895
47	iShares MSCI Pacific ex-Japan Index Fund (m)	2,377

	Total Investment Companies (Cost $3,290)	4,046

Preferred Stocks — 1.6%
	Brazil — 0.6%
30	Banco Bradesco S.A. (m)	598
8	Cia de Bebidas das Americas (m)	259
6	Cia Energetica de Minas Gerais (m)	115
80	Itau Unibanco Holding S.A. (m)	1,867
40	Petroleo Brasileiro S.A. (m)	654
31	Vale S.A., Class A (m)	904

		4,397

	Chile — 0.1%
9	Sociedad Quimica y Minera de Chile S.A., Class B (m)	519

	Germany — 0.9%
5	Bayerische Motoren Werke AG (m)	341
19	Henkel AG & Co. KGaA (m)	1,276
16	Porsche Automobil Holding SE (m)	1,141
8	ProSiebenSat.1 Media AG (m)	233
4	RWE AG (m)	269

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — Continued
	Germany — Continued
18	Volkswagen AG (a) (m)	3,527

		6,787

	Total Preferred Stocks (Cost $4,116)	11,703

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	Hong Kong — 0.0% (g)
6	Henderson Land Development Co., Ltd., expiring 06/01/11 (a) (m)	—	(h)

	Italy — 0.0% (g)
130	Unione di Banche Italiane ScPA, expiring 06/30/11 (a) (m)	—	(h)

	Total Warrants (Cost $—)	—	(h)

RIGHTS
Rights — 0.0% (g)
	Cyprus — 0.0%
131	Bank of Cyprus Public Co., Ltd., expiring 05/17/11 (a) (m)	—	(h)

	Spain — 0.0% (g)
23	Banco de Valencia S.A., expiring 05/09/11 (a) (m)	2

	Total Rights (Cost $—)	2

SHARES
Short-Term Investment — 0.2%
	Investment Company — 0.2%
1,853	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $1,853)	1,853

	Total Investments — 98.5% (Cost $411,720)	750,398
	Other Assets in Excess of Liabilities — 1.5%	11,711

	NET ASSETS — 100.0%	$762,109

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	13.6%
Oil, Gas & Consumable Fuels	7.7
Pharmaceuticals	5.3
Diversified Telecommunication Services	4.8
Insurance	4.6
Chemicals	4.6
Metals & Mining	4.5
Automobiles	4.2
Electric Utilities	4.1
Machinery	2.7
Industrial Conglomerates	2.6
Food Products	2.4
Beverages	2.0
Wireless Telecommunication Services	2.0
Food & Staples Retailing	1.9
Capital Markets	1.8
Diversified Financial Services	1.5
Media	1.5
Energy Equipment & Services	1.4
Electrical Equipment	1.4
Multi-Utilities	1.3
Real Estate Management & Development	1.3
Software	1.1
Textiles, Apparel & Luxury Goods	1.1
Semiconductors & Semiconductor Equipment	1.1
Electronic Equipment, Instruments & Components	1.0
Construction Materials	1.0
Trading Companies & Distributors	1.0
Construction & Engineering	1.0
Others (each less than 1.0%)	15.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
27	TOPIX Index	06/09/11	$2,841	$(280)
187	Dow Jones Euro STOXX 50 Index	06/17/11	8,162	183
23	FTSE 100 Index	06/17/11	2,318	23

				$(74)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Austria — 0.6%
46	Erste Group Bank AG (m)	2,339
56	Intercell AG (a) (m)	504

		2,843

	Belgium — 1.6%
83	KBC Groep N.V. (a) (m)	3,393
25	Solvay S.A. (m)	3,539

		6,932

	Canada — 2.2%
45	First Quantum Minerals Ltd. (m)	6,440
198	Kinross Gold Corp. (m)	3,136

		9,576

	China — 1.7%
1,401	China Merchants Bank Co., Ltd., Class H (m)	3,620
270	Hengan International Group Co., Ltd. (m)	2,110
420	ZTE Corp., Class H (m)	1,516

		7,246

	Denmark — 0.7%
27	Carlsberg A/S, Class B (m)	3,194

	Finland — 1.2%
132	Ruukki Group OYJ (a) (m)	332
193	Stora Enso OYJ, Class R (m)	2,329
115	UPM-Kymmene OYJ (m)	2,368

		5,029

	France — 11.3%
85	BNP Paribas (m)	6,751
76	GDF Suez (m)	3,091
37	L’Oreal S.A. (m)	4,697
52	Pernod-Ricard S.A. (m)	5,209
27	PPR (m)	4,907
98	Sanofi-Aventis S.A. (m)	7,789
43	Schneider Electric S.A. (m)	7,636
70	Sodexo (m)	5,448
146	Suez Environnement Co. (m)	3,354

		48,882

	Germany — 9.9%
50	Adidas AG (m)	3,720
31	Allianz SE (m)	4,948
96	Bayer AG (m)	8,472
67	Daimler AG (m)	5,199
410	Infineon Technologies AG (m)	4,645
65	Lanxess AG (m)	5,917
68	Siemens AG (m)	9,830

		42,731

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 3.9%
1,552	China Overseas Land & Investment Ltd. (m)	2,995
1,316	China Resources Land Ltd. (m)	2,275
520	Hang Lung Properties Ltd. (m)	2,319
1,745	Huabao International Holdings Ltd. (m)	2,588
238	Hutchison Whampoa Ltd. (m)	2,722
266	Sun Hung Kai Properties Ltd. (m)	4,166

		17,065

	India — 0.4%
27	Infosys Technologies Ltd., ADR (m)	1,744

		1,744

	Indonesia — 0.5%
4,645	Perusahaan Gas Negara PT (m)	2,175

	Ireland — 2.0%
321	Experian plc (m)	4,328
138	Shire plc (m)	4,287

		8,615

	Israel — 0.9%
90	Teva Pharmaceutical Industries Ltd., ADR (m)	4,093

	Italy — 3.3%
838	Enel S.p.A. (m)	5,977
888	Snam Rete Gas S.p.A. (m)	5,526
1,094	UniCredit S.p.A. (m)	2,817

		14,320

	Japan — 15.5%
115	Bridgestone Corp. (m)	2,542
2	Dai-ichi Life Insurance Co., Ltd. (The) (m)	3,176
69	Daikin Industries Ltd. (m)	2,182
52	East Japan Railway Co. (m)	2,912
141	FUJIFILM Holdings Corp. (m)	4,393
612	Fujitsu Ltd. (m)	3,507
1	Japan Tobacco, Inc. (m)	4,904
149	JFE Holdings, Inc. (m)	4,068
663	JX Holdings, Inc. (m)	4,669
1	KDDI Corp. (m)	3,652
439	Marubeni Corp. (m)	3,207
461	Mitsubishi Electric Corp. (m)	5,132
909	Mitsubishi Heavy Industries Ltd. (m)	4,344
338	Mitsui & Co., Ltd. (m)	6,011
1,204	Nippon Sheet Glass Co., Ltd. (m)	3,545
527	Nissan Motor Co., Ltd. (m)	5,071
119	Sumitomo Mitsui Financial Group, Inc. (m)	3,693

		67,008

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Netherlands — 9.3%
43	ASML Holding N.V. (m)	1,808
499	ING Groep N.V. CVA (a) (m)	6,570
308	Koninklijke KPN N.V. (m)	4,881
96	Koninklijke Philips Electronics N.V. (m)	2,858
400	Royal Dutch Shell plc, Class A (m)	15,443
262	Unilever N.V. CVA (m)	8,627

		40,187

	Norway — 1.1%
299	DnB NOR ASA (m)	4,862

	Singapore — 0.5%
1,150	Genting Singapore plc (a) (m)	2,043

	South Korea — 1.0%
5	Samsung Electronics Co., Ltd. (m)	4,342

	Spain — 1.4%
331	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,243
64	Telefonica S.A. (m)	1,731

		5,974

	Sweden — 0.9%
255	Telefonaktiebolaget LM Ericsson, Class B (m)	3,863

	Switzerland — 2.9%
53	Cie Financiere Richemont S.A., Class A (m)	3,432
124	Credit Suisse Group AG (m)	5,644
12	Zurich Financial Services AG (a) (m)	3,392

		12,468

	Taiwan — 0.9%
521	Hon Hai Precision Industry Co., Ltd., GDR (m)	3,992

	United Kingdom — 23.3%
1,224	Barclays plc (m)	5,819
273	BG Group plc (m)	7,025
764	BP plc (m)	5,873
179	British American Tobacco plc (m)	7,832
301	Cairn Energy plc (a) (m)	2,274

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
1,139	Centrica plc (m)	6,116
229	Cookson Group plc (a) (m)	2,745
272	GlaxoSmithKline plc (m)	5,949
210	HSBC Holdings plc (m)	2,291
270	Intercontinental Hotels Group plc (m)	5,934
356	International Power plc (m)	1,971
4,471	Lloyds Banking Group plc (a) (m)	4,439
889	Man Group plc (m)	3,720
576	Premier Farnell plc (m)	2,746
332	Prudential plc (m)	4,290
93	Reckitt Benckiser Group plc (m)	5,183
110	Rio Tinto plc (m)	7,997
193	Standard Chartered plc (m)	5,373
129	Tullow Oil plc (m)	3,084
3,542	Vodafone Group plc (m)	10,240

		100,901

	Total Common Stocks (Cost $354,077)	420,085

Preferred Stock — 1.7%
	Germany — 1.7%
37	Volkswagen AG (a) (m) (Cost $4,090)	7,311

Short-Term Investment — 1.5%
	Investment Company — 1.5%
6,505	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $6,505)	6,505

	Total Investments — 100.2% (Cost $364,672)	433,901
	Liabilities in Excess of Other Assets — (0.2)%	(1,047)

	NET ASSETS — 100.0%	$432,854

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.4%
Oil, Gas & Consumable Fuels	8.8
Pharmaceuticals	7.1
Metals & Mining	5.0
Industrial Conglomerates	4.3
Automobiles	4.1
Insurance	3.6
Wireless Telecommunication Services	3.2
Hotels, Restaurants & Leisure	3.1
Electrical Equipment	2.9
Tobacco	2.9
Multi-Utilities	2.9
Chemicals	2.8
Real Estate Management & Development	2.7
Electronic Equipment, Instruments & Components	2.6
Semiconductors & Semiconductor Equipment	2.5
Capital Markets	2.2
Trading Companies & Distributors	2.1

INDUSTRY	PERCENTAGE
Food Products	2.0%
Beverages	1.9
Gas Utilities	1.8
Textiles, Apparel & Luxury Goods	1.6
Personal Products	1.6
Diversified Telecommunication Services	1.5
Diversified Financial Services	1.5
Electric Utilities	1.4
Building Products	1.3
Communications Equipment	1.2
Household Products	1.2
Multiline Retail	1.1
Paper & Forest Products	1.1
Machinery	1.0
Professional Services	1.0
Others (each less than 1.0%)	3.1
Short-Term Investment	1.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
21	TOPIX Index	06/09/11	$2,210	$7
79	Dow Jones Euro STOXX 50 Index	06/17/11	3,448	94
29	FTSE 100 Index	06/17/11	2,922	37

				$138

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
168,220,556	JPY
1,899,831	for CAD	HSBC Bank, N.A.	05/11/11	$2,008	#	$2,074	#	$66
282,238,033	JPY
2,488,016	for EUR	Westpac Banking Corp.	05/11/11	3,685	#	3,480	#	(205)
171,679,794	JPY
16,060,000	for HKD	Barclays Bank plc	05/11/11	2,068	#	2,117	#	49
1,294,269	GBP
1,902,091	for CHF	Merrill Lynch International	05/11/11	2,200	#	2,162	#	(38)
1,413,097	GBP
14,402,250	for SEK	Citibank, N.A.	05/11/11	2,382	#	2,360	#	(22)
2,129,175	AUD
1,322,912	for GBP	Barclays Bank plc	05/11/11	2,209	#	2,331	#	122

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,778,098	AUD
1,136,085	for GBP	Westpac Banking Corp.	05/11/11	$1,897	#	$1,947	#	$50
818,382	CAD
517,668	for GBP	Westpac Banking Corp.	05/11/11	865	#	865	#	—	(h)
967,313	CAD
7,830,002	for HKD	Barclays Bank plc	05/11/11	1,008	#	1,022	#	14
1,307,269	EUR
1,145,900	for GBP	Westpac Banking Corp.	05/11/11	1,914	#	1,936	#	22
2,795,507	EUR
313,756,507	for JPY	Westpac Banking Corp.	05/11/11	3,868	#	4,140	#	272
2,079,672	AUD	Morgan Stanley	05/11/11	2,088		2,277		189
2,225,569	AUD	Royal Bank of Scotland	05/11/11	2,244		2,437		193
27,122,720	AUD	Westpac Banking Corp.	05/11/11	27,125		29,699		2,574
20,477,634	CHF	Morgan Stanley	05/11/11	21,429		23,674		2,245
4,189,530	EUR	Barclays Bank plc	05/11/11	5,921		6,204		283
1,292,418	EUR	Citibank, N.A.	05/11/11	1,845		1,914		69
1,837,465	EUR	HSBC Bank, N.A.	05/11/11	2,624		2,721		97
1,591,970	EUR	Royal Bank of Canada	05/11/11	2,296		2,357		61
1,633,065	GBP	Barclays Bank plc	05/11/11	2,637		2,728		91
2,238,071	GBP	Citibank, N.A.	05/11/11	3,604		3,738		134
821,703	GBP	Royal Bank of Canada	05/11/11	1,337		1,372		35
1,546,770	GBP	Westpac Banking Corp.	05/11/11	2,520		2,583		63
7,895,803	HKD	Barclays Bank plc	05/11/11	1,015		1,017		2
17,186,954	HKD	HSBC Bank, N.A.	05/11/11	2,207		2,213		6
252,480,483	JPY	Credit Suisse International	05/11/11	3,030		3,113		83
1,172,891,594	JPY	HSBC Bank, N.A.	05/11/11	14,278		14,460		182
151,503,794	JPY	Morgan Stanley	05/11/11	1,836		1,868		32
118,914,594	JPY	State Street Bank & Trust	05/11/11	1,437		1,466		29
95,185,676	JPY	Westpac Banking Corp.	05/11/11	1,173		1,173		—	(h)
83,288,673	SEK	Barclays Bank plc	05/11/11	12,769		13,778		1,009
5,847,863	SGD	HSBC Bank, N.A.	05/11/11	4,610		4,778		168
1,015,859	SGD	Westpac Banking Corp.	05/11/11	799		830		31
				$142,928		$150,834		$7,906

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,568,524	CAD	Westpac Banking Corp.	05/11/11	$7,638	$7,998	$(360)
3,734,257	EUR	Citibank, N.A.	05/11/11	5,292	5,529	(237)
1,300,000	EUR	HSBC Bank, N.A.	05/11/11	1,862	1,926	(64)
25,752,070	EUR	Merrill Lynch International	05/11/11	35,153	38,134	(2,981)
2,769,725	EUR	Morgan Stanley	05/11/11	3,827	4,102	(275)
3,611,649	EUR	Westpac Banking Corp.	05/11/11	5,176	5,348	(172)
4,084,012	GBP	Barclays Bank plc	05/11/11	6,654	6,821	(167)
630,754	GBP	Citibank, N.A.	05/11/11	1,024	1,054	(30)
1,295,477	GBP	Morgan Stanley	05/11/11	2,113	2,164	(51)
12,033,856	GBP	Royal Bank of Scotland	05/11/11	19,379	20,099	(720)
77,110,835	HKD	HSBC Bank, N.A.	05/11/11	9,915	9,930	(15)
1,343,459	HKD	Morgan Stanley	05/11/11	172	172	— (h)
13,415,822	HKD	Royal Bank of Canada	05/11/11	1,721	1,728	(7)
181,447,892	JPY	Merrill Lynch International	05/11/11	2,191	2,237	(46)
336,800,000	JPY	Royal Bank of Canada	05/11/11	4,139	4,153	(14)
270,000,000	JPY	Royal Bank of Scotland	05/11/11	3,297	3,328	(31)
76,068,746	JPY	Union Bank of Switzerland AG	05/11/11	921	938	(17)
101,000,000	JPY	Westpac Banking Corp.	05/11/11	1,249	1,246	3
2,402,852	NOK	Barclays Bank plc	05/11/11	413	458	(45)
				$112,136	$117,365	$(5,229)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/11 of the currency being sold, and the value at 04/30/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.2%
	Australia — 0.9%
994	QBE Insurance Group Ltd. (m)	20,431

	Austria — 0.8%
350	Erste Group Bank AG (m)	17,689

	Belgium — 1.9%
562	KBC Groep N.V. (a) (m)	22,880
124	Solvay S.A. (m)	17,895

		40,775

	Canada — 1.1%
167	First Quantum Minerals Ltd. (m)	23,811

	China — 0.5%
2,243	China Shenhua Energy Co., Ltd., Class H (m)	10,474

	Finland — 1.4%
949	Ruukki Group OYJ (a) (m)	2,390
1,409	UPM-Kymmene OYJ (m)	28,899

		31,289

	France — 11.4%
293	BNP Paribas (m)	23,178
302	Bouygues S.A. (m)	15,004
799	GDF Suez (m)	32,677
152	PPR (m)	27,215
689	Sanofi-Aventis S.A. (m)	54,506
207	Schneider Electric S.A. (m)	36,592
308	Societe Generale (m)	20,572
283	Sodexo (m)	22,059
742	Suez Environnement Co. (m)	17,094

		248,897

	Germany — 10.9%
265	Allianz SE (m)	41,692
474	BASF SE (a) (m)	48,707
487	Bayer AG (m)	42,745
396	Daimler AG (m)	30,634
225	Hamburger Hafen und Logistik AG (m)	10,934
214	Lanxess AG (m)	19,552
296	Siemens AG (m)	43,037

		237,301

	Hong Kong — 2.0%
5,218	China Resources Land Ltd. (m)	9,019
1,553	Hutchison Whampoa Ltd. (m)	17,761
1,043	Sun Hung Kai Properties Ltd. (m)	16,336

		43,116

	Ireland — 0.9%
1,389	Experian plc (m)	18,750

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — 3.5%
4,641	Enel S.p.A. (m)	33,095
4,249	Snam Rete Gas S.p.A. (m)	26,432
6,312	UniCredit S.p.A. (m)	16,255

		75,782

	Japan — 17.5%
1,695	Amada Co., Ltd. (m)	13,612
756	Bridgestone Corp. (m)	16,686
264	East Japan Railway Co. (m)	14,695
799	FUJIFILM Holdings Corp. (m)	24,842
2,815	Fujitsu Ltd. (m)	16,129
6	Japan Tobacco, Inc. (m)	24,997
4,168	JX Holdings, Inc. (m)	29,356
5	KDDI Corp. (m)	35,450
2,043	Marubeni Corp. (m)	14,925
2,428	Mitsubishi Electric Corp. (m)	27,032
1,357	Mitsui & Co., Ltd. (m)	24,152
2,666	Nippon Sheet Glass Co., Ltd. (m)	7,850
452	Nippon Telegraph & Telephone Corp. (m)	21,071
2,281	Nissan Motor Co., Ltd. (m)	21,944
2,260	Sumitomo Corp. (m)	31,171
1,272	Sumitomo Mitsui Financial Group, Inc. (m)	39,502
443	Toyota Motor Corp. (m)	17,668

		381,082

	Netherlands — 9.0%
3,591	ING Groep N.V. CVA (a) (m)	47,312
1,671	Koninklijke KPN N.V. (m)	26,517
2,389	Royal Dutch Shell plc, Class A (m)	93,048
846	Unilever N.V. CVA (m)	27,844

		194,721

	Norway — 1.1%
1,460	DnB NOR ASA (m)	23,748

	Singapore — 0.9%
7,890	Singapore Telecommunications Ltd. (m)	20,140

	South Africa — 0.7%
2,446	African Bank Investments Ltd. (m)	14,276

	South Korea — 1.2%
32	Samsung Electronics Co., Ltd. (m)	27,120

	Spain — 2.6%
2,577	Banco Bilbao Vizcaya Argentaria S.A. (m)	33,016
875	Telefonica S.A. (m)	23,501

		56,517

	Sweden — 0.9%
1,074	Swedbank AB, Class A (m)	20,365

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — 4.0%
700	Credit Suisse Group AG (m)	31,866
308	Holcim Ltd. (m)	26,805
98	Zurich Financial Services AG (a) (m)	27,618

		86,289

	Taiwan — 0.6%
3,486	Hon Hai Precision Industry Co., Ltd. (m)	13,237

	United Kingdom — 20.4%
6,469	Barclays plc (m)	30,752
5,472	BP plc (m)	42,063
609	British American Tobacco plc (m)	26,602
4,790	BT Group plc (m)	15,728
2,566	Cairn Energy plc (a) (m)	19,410
4,933	Centrica plc (m)	26,490
898	Cookson Group plc (a) (m)	10,779
1,915	GlaxoSmithKline plc (m)	41,842
1,885	HSBC Holdings plc (m)	20,563
1,087	Intercontinental Hotels Group plc (m)	23,862
3,286	International Power plc (m)	18,190
17,510	Lloyds Banking Group plc (a) (m)	17,384
3,143	Man Group plc (m)	13,152
480	Petropavlovsk plc (m)	7,199
2,734	Prudential plc (m)	35,374
566	Standard Chartered plc (m)	15,728
428	Tullow Oil plc (m)	10,278
23,197	Vodafone Group plc (m)	67,057

		442,453

	Total Common Stocks (Cost $1,686,030)	2,048,263

Preferred Stock — 1.9%
	Germany — 1.9%
209	Volkswagen AG (a) (m) (Cost $24,239)	41,095

Short-Term Investment — 2.9%
	Investment Company — 2.9%
62,618	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $62,618)	62,618

	Total Investments — 99.0% (Cost $1,772,887)	2,151,976
	Other Assets in Excess of Liabilities — 1.0%	21,152

	NET ASSETS — 100.0%	$2,173,128

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.0%
Oil, Gas & Consumable Fuels	9.5
Pharmaceuticals	6.5
Insurance	5.8
Automobiles	5.2
Diversified Telecommunication Services	5.0
Wireless Telecommunication Services	4.8
Chemicals	4.0
Multi-Utilities	3.5
Industrial Conglomerates	3.4
Trading Companies & Distributors	3.3
Electrical Equipment	3.0
Diversified Financial Services	2.9
Tobacco	2.4
Hotels, Restaurants & Leisure	2.1
Capital Markets	2.1
Electronic Equipment, Instruments & Components	1.8
Electric Utilities	1.5
Metals & Mining	1.4
Paper & Forest Products	1.3
Food Products	1.3
Multiline Retail	1.3
Semiconductors & Semiconductor Equipment	1.3
Construction Materials	1.2
Gas Utilities	1.2
Real Estate Management & Development	1.2
Others (each less than 1.0%)	6.1
Short-Term Investment	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
104	TOPIX Index	06/09/11	$10,943	$152
387	Dow Jones Euro STOXX 50 Index	06/17/11	16,892	593
142	FTSE 100 Index	06/17/11	14,310	188

				$933

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
6,184,924	EUR
8,764,043	for AUD	Royal Bank of Canada	05/24/11	$9,581	#	$9,156	#	$(425)
10,227,840	EUR
9,012,466	for GBP	Credit Suisse International	05/24/11	15,050	#	15,140	#	90
7,408,823	EUR
82,240,159	for HKD	Deutsche Bank AG	05/24/11	10,590	#	10,967	#	377
5,549,374	EUR
611,305,199	for JPY	Barclays Bank plc	05/24/11	7,537	#	8,215	#	678
7,224,630	GBP
8,258,296	for EUR	Royal Bank of Scotland	05/24/11	12,225	#	12,065	#	(160)
3,442,226	GBP
436,708,328	for JPY	Westpac Banking Corp.	05/24/11	5,384	#	5,748	#	364
72,825,388	HKD
6,711,301	for EUR	Royal Bank of Canada	05/24/11	9,935	#	9,378	#	(557)
480,808,402	JPY
4,256,870	for EUR	BNP Paribas	05/24/11	6,301	#	5,928	#	(373)
135,714,791	AUD	Deutsche Bank AG	05/24/11	134,046		148,358		14,312
8,703,389	AUD	HSBC Bank, N.A.	05/24/11	8,596		9,514		918
5,463,687	AUD	Royal Bank of Canada	05/24/11	5,455		5,973		518
11,874,886	AUD	Royal Bank of Scotland	05/24/11	12,064		12,981		917
9,297,420	AUD	TD Bank Financial Group	05/24/11	9,187		10,164		977
4,351,508	CAD	TD Bank Financial Group	05/24/11	4,502		4,597		95
34,048,371	CHF	State Street Bank & Trust	05/24/11	35,414		39,366		3,952
14,114,276	DKK	State Street Bank & Trust	05/24/11	2,561		2,802		241
4,654,154	EUR	Barclays Bank plc	05/24/11	6,472		6,889		417
3,735,523	EUR	BNP Paribas	05/24/11	5,043		5,530		487
8,716,996	EUR	Citibank, N.A.	05/24/11	12,732		12,904		172
20,825,993	EUR	Credit Suisse International	05/24/11	29,164		30,829		1,665
14,020,000	EUR	Royal Bank of Canada	05/24/11	19,094		20,754		1,660
7,370,917	EUR	Societe Generale	05/24/11	10,278		10,911		633
15,283,163	EUR	Union Bank of Switzerland AG	05/24/11	22,047		22,624		577
15,135,935	EUR	Westpac Banking Corp.	05/24/11	20,781		22,406		1,625
2,913,019	GBP	Deutsche Bank AG	05/24/11	4,661		4,865		204
5,950,000	GBP	Goldman Sachs International	05/24/11	9,645		9,936		291
3,471,666	GBP	HSBC Bank, N.A.	05/24/11	5,582		5,797		215
2,263,533	GBP	Royal Bank of Canada	05/24/11	3,615		3,780		165
7,323,907	GBP	State Street Bank & Trust	05/24/11	11,845		12,230		385

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
79,776,936	GBP	TD Bank Financial Group	05/24/11	$128,035	$133,222	$5,187
12,663,980	GBP	Westpac Banking Corp.	05/24/11	20,329	21,148	819
35,430,980	HKD	HSBC Bank, N.A.	05/24/11	4,549	4,562	13
78,033,463	HKD	Royal Bank of Scotland	05/24/11	10,043	10,049	6
444,611,215	JPY	Barclays Bank plc	05/24/11	5,350	5,482	132
733,066,354	JPY	BNP Paribas	05/24/11	8,668	9,038	370
441,966,893	JPY	Credit Suisse International	05/24/11	5,272	5,449	177
840,614,751	JPY	Goldman Sachs International	05/24/11	10,047	10,364	317
2,201,995,612	JPY	Merrill Lynch International	05/24/11	26,326	27,149	823
471,091,285	JPY	Morgan Stanley	05/24/11	5,764	5,808	44
1,213,386,427	JPY	Royal Bank of Canada	05/24/11	14,557	14,960	403
691,161,933	JPY	Westpac Banking Corp.	05/24/11	8,302	8,522	220
224,234,117	SEK	State Street Bank & Trust	05/24/11	34,521	37,068	2,547
19,528,241	SGD	HSBC Bank, N.A.	05/24/11	15,282	15,954	672
8,482,239	SGD	Westpac Banking Corp.	05/24/11	6,720	6,929	209
				$753,152	$795,511	$42,359

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,648,710	AUD	TD Bank Financial Group	05/24/11	$4,593	$5,081	$(488)
3,041,803	CAD	Barclays Bank plc	05/24/11	3,197	3,213	(16)
20,339,998	CAD	State Street Bank & Trust	05/24/11	20,584	21,489	(905)
13,072,527	CHF	Goldman Sachs International	05/24/11	14,243	15,114	(871)
27,927,020	EUR	Citibank, N.A.	05/24/11	38,962	41,341	(2,379)
24,885,741	EUR	Goldman Sachs International	05/24/11	34,364	36,838	(2,474)
6,035,837	EUR	Merrill Lynch International	05/24/11	8,559	8,935	(376)
26,777,978	EUR	State Street Bank & Trust	05/24/11	36,216	39,640	(3,424)
21,849,714	EUR	Westpac Banking Corp.	05/24/11	29,669	32,344	(2,675)
17,855,336	GBP	Citibank, N.A.	05/24/11	28,796	29,818	(1,022)
12,155,706	GBP	Deutsche Bank AG	05/24/11	19,578	20,299	(721)
11,157,428	GBP	Goldman Sachs International	05/24/11	17,891	18,632	(741)
4,091,407	GBP	HSBC Bank, N.A.	05/24/11	6,694	6,833	(139)
159,553,872	GBP	TD Bank Financial Group	05/24/11	256,070	266,443	(10,373)
9,117,450	GBP	Westpac Banking Corp.	05/24/11	14,649	15,225	(576)
72,317,425	HKD	Morgan Stanley	05/24/11	9,280	9,313	(33)
24,929,817	HKD	State Street Bank & Trust	05/24/11	3,203	3,210	(7)
2,231,655,640	JPY	BNP Paribas	05/24/11	26,716	27,515	(799)
693,210,204	JPY	Credit Suisse International	05/24/11	8,562	8,547	15
780,249,362	JPY	Morgan Stanley	05/24/11	9,392	9,620	(228)
2,115,904,885	JPY	Royal Bank of Canada	05/24/11	25,710	26,088	(378)
				$616,928	$645,538	$(28,610)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/11 of the currency being sold, and the value at 04/30/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.8%
	Australia — 4.6%
67	Aurora Oil and Gas Ltd. (a) (m)	195
31	Australia & New Zealand Banking Group Ltd. (m)	824
101	BHP Billiton Ltd. (m)	5,088
138	Challenger Ltd. (m)	734
26	Flight Centre Ltd. (m)	683
44	Iluka Resources Ltd. (m)	605
87	IOOF Holdings Ltd. (m)	685
17	Newcrest Mining Ltd. (m)	764
50	Westpac Banking Corp. (m)	1,365

		10,943

	Austria — 0.7%
7	Andritz AG (m)	754
16	Voestalpine AG (m)	803

		1,557

	Belgium — 1.1%
6	Bekaert S.A. (m)	794
18	KBC Groep N.V. (a) (m)	732
5	Solvay S.A. (m)	675
8	Umicore S.A. (m)	455

		2,656

	Bermuda — 0.3%
14	Signet Jewelers Ltd. (a) (m)	610

	Brazil — 0.5%
15	Tim Participacoes S.A., ADR (m)	708
15	Vale S.A., ADR (m)	486

		1,194

	China — 2.7%
396	Agile Property Holdings Ltd. (m)	646
5	Baidu, Inc., ADR (a) (m)	690
783	China Construction Bank Corp., Class H (m)	741
266	China Merchants Bank Co., Ltd., Class H (m)	687
324	China National Building Material Co., Ltd., Class H (m)	686
630	China Petroleum & Chemical Corp., Class H (m)	635
469	International Mining Machinery Holdings Ltd. (a) (m)	484
70	Weichai Power Co., Ltd., Class H (m)	480
361	Yangzijiang Shipbuilding Holdings Ltd. (m)	535
182	Yanzhou Coal Mining Co., Ltd., Class H (m)	716

		6,300

	Denmark — 0.6%
6	Carlsberg A/S, Class B (m)	739
6	Novo Nordisk A/S, Class B (m)	753

		1,492

SHARES	SECURITY DESCRIPTION	VALUE($)

	Finland — 1.8%
24	Fortum OYJ (m)	814
12	Metso OYJ (m)	750
12	Nokian Renkaat OYJ (m)	631
31	UPM-Kymmene OYJ (m)	645
18	Wartsila OYJ (m)	694
23	YIT OYJ (m)	676

		4,210

	France — 10.2%
137	Alcatel-Lucent (a) (m)	887
69	AXA S.A. (m)	1,549
30	BNP Paribas (m)	2,344
10	Cap Gemini S.A. (m)	604
12	Cie de St-Gobain (m)	861
7	Compagnie Generale des Etablissements Michelin, Class B (m)	656
37	Credit Agricole S.A. (m)	618
9	Danone (m)	659
19	Edenred (a) (m)	583
18	Faurecia (a) (m)	761
12	Lafarge S.A. (m)	814
5	LVMH Moet Hennessy Louis Vuitton S.A. (m)	938
5	PPR (m)	852
11	Renault S.A. (a) (m)	644
37	Sanofi-Aventis S.A. (m)	2,892
6	Schneider Electric S.A. (m)	1,048
20	Societe Generale (m)	1,325
7	Technip S.A. (m)	783
50	Total S.A. (m)	3,185
11	Valeo S.A. (a) (m)	708
11	Vinci S.A. (m)	722
22	Vivendi S.A. (m)	682

		24,115

	Germany — 8.6%
6	Allianz SE (m)	936
17	BASF SE (a) (m)	1,761
19	Bayer AG (m)	1,641
12	Bayerische Motoren Werke AG (m)	1,123
7	Bilfinger Berger SE (a) (m)	686
7	Continental AG (a) (m)	672
7	Daimler AG (m)	546
26	Deutsche Bank AG (m)	1,721
52	Deutsche Telekom AG (m)	856
29	E.ON AG (m)	982
6	Fresenius SE & Co. KGaA (m)	627
9	HeidelbergCement AG (m)	706

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
73	Infineon Technologies AG (m)	829
18	Kloeckner & Co. SE (a) (m)	643
9	Lanxess AG (m)	840
4	Linde AG (m)	758
9	Rheinmetall AG (m)	765
9	SAP AG (m)	566
20	Siemens AG (m)	2,924
21	Suedzucker AG (m)	654

		20,236

	Greece — 0.3%
33	Folli Follie Group (a) (m)	627

	Hong Kong — 2.4%
202	AIA Group Ltd. (a) (m)	683
1,524	Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	481
67	Hutchison Whampoa Ltd. (m)	766
24	Jardine Strategic Holdings Ltd. (m)	668
81	Kingboard Chemical Holdings Ltd. (m)	442
232	SJM Holdings Ltd. (m)	501
43	Sun Hung Kai Properties Ltd. (m)	674
43	Swire Pacific Ltd., Class A (m)	658
127	Wharf Holdings Ltd. (m)	928

		5,801

	India — 1.5%
46	Federal Bank Ltd. (m)	441
13	ICICI Bank Ltd., ADR (m)	661
12	Larsen & Toubro Ltd. (m)	419
34	Mahindra & Mahindra Ltd. (m)	588
22	Tata Motors Ltd., ADR (m)	614
121	Yes Bank Ltd. (m)	839

		3,562

	Indonesia — 0.7%
110	Astra International Tbk PT (m)	723
1,123	Bank Rakyat Indonesia Persero Tbk PT (m)	848

		1,571

	Ireland — 0.7%
30	Shire plc (m)	919
58	WPP plc (m)	765

		1,684

	Italy — 3.8%
44	Banca Generali S.p.A. (m)	739
20	Danieli & C Officine Meccaniche S.p.A. (m)	647
102	Davide Campari-Milano S.p.A. (m)	736

SHARES		SECURITY DESCRIPTION	VALUE($)

		Italy — Continued
134		Enel S.p.A. (m)	954
45		ENI S.p.A. (m)	1,205
52		Fiat Industrial S.p.A. (a) (m)	777
351		Intesa Sanpaolo S.p.A. (m)	1,166
122		Snam Rete Gas S.p.A. (m)	759
553		Telecom Italia S.p.A. (m)	713
5		Tod’s S.p.A. (m)	695
33		Yoox S.p.A. (a) (m)	596

			8,987

		Japan — 16.5%
69		Asahi Glass Co., Ltd. (m)	876
47		Brother Industries Ltd. (m)	726
19		Canon, Inc. (m)	876
40		Century Tokyo Leasing Corp. (m)	679
90		Chiba Bank Ltd. (The) (m)	533
42		Daihatsu Motor Co., Ltd. (m)	679
11		Daito Trust Construction Co., Ltd. (m)	864
46		Daiwa House Industry Co., Ltd. (m)	557
14		FamilyMart Co., Ltd. (m)	515
5		FANUC Corp. (m)	753
22		FCC Co., Ltd. (m)	513
113		Fukuoka Financial Group, Inc. (m)	470
39		Honda Motor Co., Ltd. (m)	1,499
71		ITOCHU Corp. (m)	734
—	(h)	Japan Tobacco, Inc. (m)	606
127		JX Holdings, Inc. (m)	892
136		Kawasaki Heavy Industries Ltd. (m)	562
63		Kayaba Industry Co., Ltd. (m)	524
—	(h)	KDDI Corp. (m)	601
28		Komatsu Ltd. (m)	970
6		Kyocera Corp. (m)	706
14		Makita Corp. (m)	644
130		Marubeni Corp. (m)	950
47		Mitsubishi Corp. (m)	1,280
109		Mitsubishi Electric Corp. (m)	1,214
311		Mitsubishi UFJ Financial Group, Inc. (m)	1,490
41		Mitsui & Co., Ltd. (m)	737
42		Mitsui Fudosan Co., Ltd. (m)	729
10		Murata Manufacturing Co., Ltd. (m)	744
42		Nippon Electric Glass Co., Ltd. (m)	636
46		Nippon Meat Packers, Inc. (m)	637
84		Nippon Paint Co. Ltd. (m)	589
211		Nippon Sheet Glass Co., Ltd. (m)	621
24		Nippon Telegraph & Telephone Corp. (m)	1,114
83		Nissan Motor Co., Ltd. (m)	801

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
10	Nitto Denko Corp. (m)	557
28	Omron Corp. (m)	759
12	ORIX Corp. (m)	1,165
1	Rakuten, Inc. (m)	725
12	Shin-Etsu Chemical Co., Ltd. (m)	609
5	SMC Corp. (m)	877
14	Softbank Corp. (m)	603
62	Sumitomo Corp. (m)	857
53	Sumitomo Electric Industries Ltd. (m)	731
48	Sumitomo Mitsui Financial Group, Inc. (m)	1,485
186	Sumitomo Mitsui Trust Holdings, Inc. (m)	641
137	Teijin Ltd. (m)	657
48	Toyota Motor Corp. (m)	1,907

		38,894

	Luxembourg — 0.2%
16	ArcelorMittal (m)	597

	Macau — 0.3%
252	Sands China Ltd. (a) (m)	708

	Netherlands — 4.3%
76	Aegon N.V. (a) (m)	607
18	ASML Holding N.V. (m)	761
120	ING Groep N.V. CVA (a) (m)	1,586
50	Koninklijke KPN N.V. (m)	797
128	Royal Dutch Shell plc, Class B (m)	4,988
44	Unilever N.V. CVA (m)	1,451

		10,190

	Norway — 0.3%
50	DnB NOR ASA (m)	814

	Russia — 0.3%
36	Gazprom OAO, ADR (m)	612

	South Korea — 0.9%
2	Honam Petrochemical Corp. (m)	676
3	Hyundai Motor Co. (m)	802
1	Samsung Electronics Co., Ltd. (m)	551

		2,029

	Spain — 2.7%
126	Banco Bilbao Vizcaya Argentaria S.A. (m)	1,611
20	Endesa S.A. (m)	690
35	Gas Natural SDG S.A. (m)	710
85	Iberdrola S.A. (m)	791
10	Inditex S.A. (m)	894
66	Telefonica S.A. (m)	1,784

		6,480

SHARES	SECURITY DESCRIPTION	VALUE($)

	Sweden — 2.1%
22	Atlas Copco AB, Class A (m)	650
40	Lundin Petroleum AB (a) (m)	612
23	NCC AB, Class B (m)	625
18	Svenska Handelsbanken AB, Class A (m)	637
26	Tele2 AB, Class B (m)	646
66	Telefonaktiebolaget LM Ericsson, Class B (m)	999
42	Volvo AB, Class B (m)	821

		4,990

	Switzerland — 8.9%
40	ABB Ltd. (a) (m)	1,098
12	Cie Financiere Richemont S.A., Class A (m)	781
25	Credit Suisse Group AG (m)	1,149
97	Ferrexpo plc (m)	815
37	GAM Holding AG (a) (m)	727
80	Nestle S.A. (m)	4,959
59	Novartis AG (m)	3,526
5	Sulzer AG (m)	908
1	Swatch Group AG (The) (m)	606
4	Swiss Life Holding AG (a) (m)	761
86	UBS AG (a) (m)	1,714
23	Wolseley plc (m)	820
75	Xstrata plc (m)	1,916
5	Zurich Financial Services AG (a) (m)	1,382

		21,162

	Taiwan — 0.6%
94	Hon Hai Precision Industry Co., Ltd., GDR (m)	718
16	HTC Corp. (m)	728

		1,446

	United Kingdom — 21.2%
196	Aberdeen Asset Management plc (m)	752
253	Afren plc (a) (m)	677
72	ARM Holdings plc (m)	745
117	Ashmore Group plc (m)	729
26	AstraZeneca plc (m)	1,290
140	Aviva plc (m)	1,049
101	Balfour Beatty plc (m)	556
369	Barclays plc (m)	1,753
123	BG Group plc (m)	3,165
274	BP plc (m)	2,110
30	British American Tobacco plc (m)	1,332
61	British Land Co. plc (m)	613
274	BT Group plc (m)	898
48	Burberry Group plc (m)	1,038
128	Centrica plc (m)	687

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
64	Cookson Group plc (a) (m)	766
127	GKN plc (m)	473
95	GlaxoSmithKline plc (m)	2,077
307	HSBC Holdings plc (m)	3,352
77	ICAP plc (m)	672
44	IMI plc (m)	801
25	Imperial Tobacco Group plc (m)	866
99	Inchcape plc (a) (m)	606
40	Intercontinental Hotels Group plc (m)	885
119	Intermediate Capital Group plc (m)	657
77	International Personal Finance plc (m)	471
537	ITV plc (a) (m)	684
27	Kazakhmys plc (m)	633
120	Kingfisher plc (m)	551
409	Legal & General Group plc (m)	841
24	Mulberry Group plc (m)	632
263	Old Mutual plc (m)	613
27	Petrofac Ltd. (m)	693
76	Prudential plc (m)	981
15	Reckitt Benckiser Group plc (m)	858
16	Renishaw plc (m)	472
175	Resolution Ltd. (m)	885
55	Rio Tinto plc (m)	4,021
70	Standard Chartered plc (m)	1,949
1,099	Taylor Wimpey plc (a) (m)	718
44	Travis Perkins plc (m)	790
32	Tullow Oil plc (m)	780
1,218	Vodafone Group plc (m)	3,521
26	Weir Group plc (The) (m)	824
121	Wm Morrison Supermarkets plc (m)	595

		50,061

	Total Common Stocks (Cost $176,571)	233,528

Preferred Stock — 0.7%
	Germany — 0.7%
9	Volkswagen AG (a) (m) (Cost $1,165)	1,674

NUMBER OF WARRANTS
Warrant — 0.3%
	Germany — 0.3%
85	Commerzbank AG, expiring 05/12/11 (a) (m) (Cost $521)	530

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.5%
	Investment Company — 1.5%
3,600	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $3,600)	3,600

	Total Investments — 101.3% (Cost $181,857)	239,332
	Liabilities in Excess of Other Assets — (1.3)%	(2,983)

	NET ASSETS — 100.0%	$236,349

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.6%
Oil, Gas & Consumable Fuels	8.3
Metals & Mining	6.6
Machinery	5.7
Pharmaceuticals	5.5
Automobiles	4.6
Insurance	4.3
Capital Markets	4.0
Food Products	3.5
Chemicals	3.2
Diversified Telecommunication Services	3.0
Trading Companies & Distributors	2.8
Industrial Conglomerates	2.5
Wireless Telecommunication Services	2.3
Real Estate Management & Development	2.1
Auto Components	2.1
Electrical Equipment	2.0
Textiles, Apparel & Luxury Goods	2.0
Electronic Equipment, Instruments & Components	1.9
Electric Utilities	1.8
Diversified Financial Services	1.7
Construction & Engineering	1.5
Semiconductors & Semiconductor Equipment	1.2
Tobacco	1.2
Hotels, Restaurants & Leisure	1.2
Specialty Retail	1.1
Communications Equipment	1.1
Building Products	1.0
Short-Term Investment	1.5
Others (each less than 1.0%)	8.7

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	International Equity Index	$7	—	%(g)

	In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A are as follows (amounts in thousands):

	Fund	Value	Percentage
	Emerging Economies Fund	$140,523	66.2%
	Emerging Markets Equity Fund	1,378,525	65.4
	Global Equity Income	2,077	68.6
	Global Focus Fund	4,085	69.9
	International Equity Fund	722,592	92.7
	International Equity Index Fund	724,428	96.5
	International Opportunities Fund	411,984	95.0
	International Value Fund	2,065,548	96.0
	Intrepid International Fund	232,042	97.0

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund	Global Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$204,558		$2,019,456	$3,027
Investments in affiliates, at value	7,801		87,028	—

Total investment securities, at value	212,359		2,106,484	3,027
Cash	125		1,676	20
Foreign currency, at value	75		2,252	8
Receivables:
Investment securities sold	1,256		—	3
Fund shares sold	54,599		16,597	—
Interest and dividends	746		3,799	13
Tax reclaims	—		—	—	(a)
Unrealized appreciation on forward foreign currency exchange contracts	—		—	23
Due from Advisor	—		—	26
Prepaid expenses and other assets	—		—	67

Total Assets	269,160		2,130,808	3,187

LIABILITIES:
Payables:
Investment securities purchased	5,959		1,919	—
Fund shares redeemed	1		2,589	—
Unrealized depreciation on forward foreign currency exchange contracts	—		—	49
Accrued liabilities:
Investment advisory fees	141		1,678	—
Administration fees	14		152	—
Shareholder servicing fees	19		353	—	(a)
Distribution fees	—	(a)	103	—	(a)
Custodian and accounting fees	49		735	8
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	—	(a)
India capital gains tax	—		671	—
Other	57		129	17

Total Liabilities	6,240		8,331	74

Net Assets	$262,920		$2,122,477	$3,113

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
NET ASSETS:
Paid in capital	$248,551	$1,569,066	$3,012
Accumulated undistributed (distributions in excess of) net investment income	752	(7,884)	12
Accumulated net realized gains (losses)	(470)	(16,905)	(26)
Net unrealized appreciation (depreciation)	14,087	578,200	115

Total Net Assets	$262,920	$2,122,477	$3,113

Net Assets:
Class A	$1,129	$329,673	$52
Class B	—	10,257	—
Class C	78	51,739	52
Class R2	—	—	52
Class R5	191,085	—	52
Institutional Class	—	598,256	—
Select Class	70,628	1,132,552	2,905

Total	$262,920	$2,122,477	$3,113

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	72	13,301	3
Class B	—	419	—
Class C	5	2,127	3
Class R2	—	—	3
Class R5	12,123	—	3
Institutional Class	—	23,546	—
Select Class	4,486	45,034	187

Net Asset Value:
Class A — Redemption price per share	$15.73	$24.79	$15.50
Class B — Offering price per share (b)	—	24.50	—
Class C — Offering price per share (b)	15.68	24.33	15.50
Class R2 — Offering and redemption price per share	—	—	15.50
Class R5 — Offering and redemption price per share	15.76	—	15.51
Institutional Class — Offering and redemption price per share	—	25.41	—
Select Class — Offering and redemption price per share	15.74	25.15	15.51
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.60	$26.16	$16.36

Cost of investments in non-affiliates	$190,427	$1,440,732	$2,886
Cost of investments in affiliates	7,801	87,028	—
Cost of foreign currency	72	2,116	8

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Global Focus Fund		International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$5,842		$755,135	$748,545
Investments in affiliates, at value	—		24,742	1,853

Total investment securities, at value	5,842		779,877	750,398
Cash	221		255	43
Foreign currency, at value	53		54	2,299
Deposits at broker for futures contracts	14		—	1,025
Receivables:
Investment securities sold	176		709	21,561
Fund shares sold	584		591	1,005
Interest and dividends	22		3,504	2,546
Tax reclaims	1		1,245	383
Variation margin on futures contracts	—		—	206
Unrealized appreciation on forward foreign currency exchange contracts	66		—	—
Due from Advisor	9		—	—

Total Assets	6,988		786,235	779,466

LIABILITIES:
Payables:
Investment securities purchased	368		1,460	15,014
Fund shares redeemed	8		16,230	1,323
Variation margin on futures contracts	14		—	—
Unrealized depreciation on forward foreign currency exchange contracts	89		—	—
Accrued liabilities:
Investment advisory fees	—		352	327
Administration fees	—		75	53
Shareholder servicing fees	1		84	5
Distribution fees	1		48	43
Custodian and accounting fees	40		159	309
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	7
Other	55		224	276

Total Liabilities	576		18,633	17,357

Net Assets	$6,412		$767,602	$762,109

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Global Focus Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$6,086	$564,910	$506,402
Accumulated undistributed (distributions in excess of) net investment income	41	3,489	(490)
Accumulated net realized gains (losses)	(539)	(15,591)	(82,589)
Net unrealized appreciation (depreciation)	824	214,794	338,786

Total Net Assets	$6,412	$767,602	$762,109

Net Assets:
Class A	$2,301	$153,764	$136,095
Class B	—	4,170	6,175
Class C	485	25,753	20,632
Class R2	—	78	270
Class R5	113	37,514	—
Class R6	—	310,857	—
Select Class	3,513	235,466	598,937

Total	$6,412	$767,602	$762,109

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	149	10,249	6,543
Class B	—	287	321
Class C	31	1,791	1,023
Class R2	—	5	13
Class R5	7	2,472	—
Class R6	—	20,493	—
Select Class	226	15,513	28,615

Net Asset Value:
Class A — Redemption price per share	$15.50	$15.00	$20.80
Class B — Offering price per share (b)	—	14.54	19.25
Class C — Offering price per share (b)	15.47	14.38	20.18
Class R2 — Offering and redemption price per share	—	14.97	20.62
Class R5 — Offering and redemption price per share	15.53	15.18	—
Class R6 — Offering and redemption price per share	—	15.17	—
Select Class — Offering and redemption price per share	15.53	15.18	20.93
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.36	$15.83	$21.95

Cost of investments in non-affiliates	$4,996	$540,583	$409,867
Cost of investments in affiliates	—	24,742	1,853
Cost of foreign currency	51	53	2,159

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$427,396	$2,089,358	$235,732
Investments in affiliates, at value	6,505	62,618	3,600

Total investment securities, at value	433,901	2,151,976	239,332
Cash	99	93	69
Foreign currency, at value	991	1,874	102
Deposits at broker for futures contracts	604	2,986	—
Receivables:
Investment securities sold	11,080	37,537	8,533
Fund shares sold	89	10,240	153
Interest and dividends	2,369	10,238	928
Tax reclaims	155	881	274
Variation margin on futures contracts	102	502	—
Unrealized appreciation on forward foreign currency exchange contracts	8,174	43,889	—

Total Assets	457,564	2,260,216	249,391

LIABILITIES:
Payables:
Investment securities purchased	2,527	50,996	9,053
Fund shares redeemed	16,249	3,581	3,533
Unrealized depreciation on forward foreign currency exchange contracts	5,497	30,140	—
Accrued liabilities:
Investment advisory fees	208	1,008	159
Administration fees	32	154	9
Shareholder servicing fees	14	357	13
Distribution fees	4	49	10
Custodian and accounting fees	92	500	135
Trustees’ and Chief Compliance Officer’s fees	2	8	1
Other	85	295	129

Total Liabilities	24,710	87,088	13,042

Net Assets	$432,854	$2,173,128	$236,349

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$427,749	$2,178,059	$731,996
Accumulated undistributed net investment income	2,092	6,061	639
Accumulated net realized gains (losses)	(69,129)	(405,059)	(553,805)
Net unrealized appreciation (depreciation)	72,142	394,067	57,519

Total Net Assets	$432,854	$2,173,128	$236,349

Net Assets:
Class A	$14,926	$170,769	$47,528
Class B	980	4,992	—
Class C	878	21,007	1,548
Class R2	—	853	77
Class R6	335,053	61	—
Institutional Class	43,971	573,966	169,133
Select Class	37,046	1,401,480	18,063

Total	$432,854	$2,173,128	$236,349

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,033	11,651	2,550
Class B	68	344	—
Class C	62	1,470	83
Class R2	—	59	4
Class R6	22,845	4	—
Institutional Class	2,997	38,573	8,901
Select Class	2,533	94,664	938

Net Asset Value:
Class A — Redemption price per share	$14.45	$14.66	$18.64
Class B — Offering price per share (a)	14.41	14.50	—
Class C — Offering price per share (a)	14.07	14.29	18.73
Class R2 — Offering and redemption price per share	—	14.44	18.52
Class R6 — Offering and redemption price per share	14.67	14.88	—
Institutional Class — Offering and redemption price per share	14.67	14.88	19.00
Select Class — Offering and redemption price per share	14.62	14.80	19.26
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.25	$15.47	$19.67

Cost of investments in non-affiliates	$358,167	$1,710,269	$178,257
Cost of investments in affiliates	6,505	62,618	3,600
Cost of foreign currency	967	1,809	99

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,974	$15,419	$29
Interest income from affiliates	—	1	—	(b)
Dividend income from affiliates	4	50	—
Other income	—	4	—
Foreign taxes withheld	(102)	(625)	(2)

Total investment income	1,876	14,849	27

EXPENSES:
Investment advisory fees	584	9,610	4
Administration fees	52	860	1
Distribution fees:
Class A	— (b)	357	—	(b)
Class B	—	39	—
Class C	— (b)	172	—	(b)
Class R2	—	—	—	(b)
Shareholder servicing fees:
Class A	— (b)	357	—	(b)
Class B	—	13	—
Class C	— (b)	57	—	(b)
Class R2	—	—	—	(b)
Class R5	17	—	—	(b)
Institutional Class	—	280	—
Select Class	61	1,276	1
Custodian and accounting fees	37	616	8
Interest expense to affiliates	1	— (b)	—
Professional fees	38	49	38
Trustees’ and Chief Compliance Officer’s fees	1	10	—	(b)
Printing and mailing costs	10	163	7
Registration and filing fees	58	77	14
Transfer agent fees	4	657	6
Other	7	11	1

Total expenses	870	14,604	80

Less amounts waived	(32)	(98)	(5)
Less expense reimbursements	(1)	—	(70)

Net expenses	837	14,506	5

Net investment income (loss)	1,039	343	22

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,619	(5,383)	(16)
Foreign currency transactions	(199)	(89)	(10)

Net realized gain (loss)	1,420	(5,472)	(26)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	12,666	124,024 (c)	141
Foreign currency translations	(44)	(72)	(26)

Change in net unrealized appreciation (depreciation)	12,622	123,952	115

Net realized/unrealized gains (losses)	14,042	118,480	89

Change in net assets resulting from operations	$15,081	$118,823	$111

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than $1,000.
(c)	Net of change in India Capital Gains Tax of approximately $543,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Global Focus Fund		International Equity Fund		International Equity Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$47		$10,316		$9,614
Interest income from affiliates	—	(a)	—	(a)	—	(a)
Dividend income from affiliates	—		7		4
Income from securities lending (net)	—		45		151
Other income	—		33		25
Foreign taxes withheld	(4)		(737)		(934)

Total investment income	43		9,664		8,860

EXPENSES:
Investment advisory fees	17		2,724		1,874
Administration fees	2		305		305
Distribution fees:
Class A	1		173		156
Class B	—		16		23
Class C	1		89		70
Class R2	—		—	(a)	—	(a)
Shareholder servicing fees:
Class A	1		173		156
Class B	—		5		8
Class C	—	(a)	30		23
Class R2	—		—	(a)	—	(a)
Class R5	—	(a)	24		—
Select Class	4		298		664
Custodian and accounting fees	35		125		297
Interest expense to affiliates	—		—	(a)	2
Professional fees	37		35		37
Trustees’ and Chief Compliance Officer’s fees	—	(a)	3		3
Printing and mailing costs	11		93		94
Registration and filing fees	21		41		31
Transfer agent fees	4		201		242
Other	5		7		10

Total expenses	139		4,342		3,995

Less amounts waived	(20)		(789)		(929)
Less earnings credits	—		—	(a)	—
Less expense reimbursements	(92)		—		—

Net expenses	27		3,553		3,066

Net investment income (loss)	16		6,111		5,794

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	195		4,863		8,783
Futures	8		(87)		1,067
Foreign currency transactions	(33)		(263)		297
Payment by affiliate	—		—		30

Net realized gain (loss)	170		4,513		10,177

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	339		73,823		64,302	(b)
Futures	—		—		(142)
Foreign currency translations	11		131		35

Change in net unrealized appreciation (depreciation)	350		73,954		64,195

Net realized/unrealized gains (losses)	520		78,467		74,372

Change in net assets resulting from operations	$536		$84,578		$80,166

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$6,138	$31,099	$2,878
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from affiliates	5	18	2
Income from securities lending (net)	26	156	—
Other income	19	12	3
Foreign taxes withheld	(445)	(2,184)	(206)

Total investment income	5,743	29,101	2,677

EXPENSES:
Investment advisory fees	1,118	5,271	841
Administration fees	167	785	88
Distribution fees:
Class A	18	188	49
Class B	3	19	—
Class C	3	74	5
Class R2	—	3	— (a)
Shareholder servicing fees:
Class A	18	188	49
Class B	1	6	—
Class C	1	25	2
Class R2	—	1	— (a)
Institutional Class	61	245	68
Select Class	41	1,363	26
Custodian and accounting fees	62	345	52
Interest expense to affiliates	1	2	1
Professional fees	35	39	39
Trustees’ and Chief Compliance Officer’s fees	3	9	1
Printing and mailing costs	23	190	8
Registration and filing fees	30	95	33
Transfer agent fees	35	816	48
Other	9	17	6

Total expenses	1,629	9,681	1,316

Less amounts waived	(12)	(121)	(197)

Net expenses	1,617	9,560	1,119

Net investment income (loss)	4,126	19,541	1,558

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,425	61,935	5,965
Futures	(214)	2,874	(73)
Foreign currency transactions	2,809	13,359	(6)

Net realized gain (loss)	9,020	78,168	5,886

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	31,783	126,998	20,026
Futures	144	1,201	—
Foreign currency translations	1,283	3,650	17

Change in net unrealized appreciation (depreciation)	33,210	131,849	20,043

Net realized/unrealized gains (losses)	42,230	210,017	25,929

Change in net assets resulting from operations	$46,356	$229,558	$27,487

(a)	Amount rounds to less than $1,000.
(b)	Net of change in India Capital Gains Tax of approximately $13,000 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,039	$77	$343	$2,289
Net realized gain (loss)	1,420	1,434	(5,472)	18,271
Change in net unrealized appreciation (depreciation)	12,622	481	123,952	269,411

Change in net assets resulting from operations	15,081	1,992	118,823	289,971

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (a)	(1)	(1,007)	(303)
Class C
From net investment income	—	(1)	(39)	—
Class R5
From net investment income	(248)	(1)	—	—
Institutional Class
From net investment income	—	—	(3,281)	(1,509)
Select Class
From net investment income	(126)	(151)	(5,259)	(1,116)

Total distributions to shareholders	(374)	(154)	(9,586)	(2,928)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	240,752	154	269,099	648,370

NET ASSETS:
Change in net assets	255,459	1,992	378,336	935,413
Beginning of period	7,461	5,469	1,744,141	808,728

End of period	$262,920	$7,461	$2,122,477	$1,744,141

Accumulated undistributed (distributions in excess of) net investment income	$752	$87	$(7,884)	$1,359

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Focus Fund
	Period Ended 4/30/2011 (a) (Unaudited)		Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22		$16	$21
Net realized gain (loss)	(26)		170	338
Change in net unrealized appreciation (depreciation)	115		350	196

Change in net assets resulting from operations	111		536	555

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(b)	(9)	(1)
Class C
From net investment income	—	(b)	(3)	(1)
Class R2
From net investment income	—	(b)	—	—
Class R5
From net investment income	—	(b)	(2)	(1)
Select Class
From net investment income	(10)		(44)	(23)

Total distributions to shareholders	(10)		(58)	(26)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,012		2,791	182

NET ASSETS:
Change in net assets	3,113		3,269	711
Beginning of period	—		3,143	2,432

End of period	$3,113		$6,412	$3,143

Accumulated undistributed (distributions in excess of) net investment income	$12		$41	$83

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,111	$9,802	$5,794	$15,458
Net realized gain (loss)	4,513	(7,321)	10,177	(3,786)
Change in net unrealized appreciation (depreciation)	73,954	54,178	64,195	30,317

Change in net assets resulting from operations	84,578	56,659	80,166	41,989

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(472)	(1,890)	(2,889)	(1,807)
Class B
From net investment income	(6)	(47)	(107)	(81)
Class C
From net investment income	(43)	(233)	(307)	(200)
Class R2
From net investment income	— (a)	(1)	(5)	(3)
Class R5
From net investment income	(534)	(3,497)	—	—
Class R6 (b)
From net investment income	(1,106)	—	—	—
Select Class
From net investment income	(1,017)	(4,249)	(13,161)	(13,601)

Total distributions to shareholders	(3,178)	(9,917)	(16,469)	(15,692)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	43,840	47,454	32,795	(267,549)

NET ASSETS:
Change in net assets	125,240	94,196	96,492	(241,252)
Beginning of period	642,362	548,166	665,617	906,869

End of period	$767,602	$642,362	$762,109	$665,617

Accumulated undistributed (distributions in excess of) net investment income	$3,489	$556	$(490)	$10,185

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,126	$4,190	$19,541	$30,865
Net realized gain (loss)	9,020	1,880	78,168	(47,717)
Change in net unrealized appreciation (depreciation)	33,210	26,001	131,849	105,187

Change in net assets resulting from operations	46,356	32,071	229,558	88,335

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(363)	(365)	(4,623)	(3,117)
Class B
From net investment income	(16)	(40)	(129)	(110)
Class C
From net investment income	(19)	(16)	(534)	(341)
Class R2
From net investment income	—	—	(37)	(12)
Class R6 (a)
From net investment income	(1)	—	(2)	—
Institutional Class
From net investment income	(7,005)	(4,519)	(15,255)	(9,483)
Select Class
From net investment income	(794)	(694)	(31,790)	(29,353)

Total distributions to shareholders	(8,198)	(5,634)	(52,370)	(42,416)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	75,970	86,553	461,306	(150,363)

NET ASSETS:
Change in net assets	114,128	112,990	638,494	(104,444)
Beginning of period	318,726	205,736	1,534,634	1,639,078

End of period	$432,854	$318,726	$2,173,128	$1,534,634

Accumulated undistributed net investment income	$2,092	$6,164	$6,061	$38,890

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Intrepid International Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,558	$2,785
Net realized gain (loss)	5,886	53,311
Change in net unrealized appreciation (depreciation)	20,043	(24,358)

Change in net assets resulting from operations	27,487	31,738

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(518)	(475)
Class C
From net investment income	(12)	(16)
Class R2
From net investment income	(1)	(1)
Institutional Class
From net investment income	(2,372)	(2,226)
Select Class
From net investment income	(152)	(5,283)

Total distributions to shareholders	(3,055)	(8,001)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	60,226	(340,849)

NET ASSETS:
Change in net assets	84,658	(317,112)
Beginning of period	151,691	468,803

End of period	$236,349	$151,691

Accumulated undistributed net investment income	$639	$2,136

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund			Emerging Markets Equity Fund
	Six Months Ended 4/30/2011 (Unaudited)		Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,230		$—	$109,390	$152,758
Dividends and distributions reinvested	—	(a)	1	937	289
Cost of shares redeemed	(208)		—	(50,988)	(61,610)
Redemption fees	—	(a)	—	7	9

Change in net assets from Class A capital transactions	$1,022		$1	$59,346	$91,446

Class B
Proceeds from shares issued	$—		$—	$440	$1,062
Dividends and distributions reinvested	—		—	—	— (a)
Cost of shares redeemed	—		—	(1,572)	(3,076)
Redemption fees	—		—	— (a)	1

Change in net assets from Class B capital transactions	$—		$—	$(1,132)	$(2,013)

Class C
Proceeds from shares issued	$22		$—	$15,935	$22,021
Dividends and distributions reinvested	—		1	33	—
Cost of shares redeemed	—		—	(7,587)	(7,401)
Redemption fees	—	(a)	—	1	1

Change in net assets from Class C capital transactions	$22		$1	$8,382	$14,621

Class R5
Proceeds from shares issued	$184,552		$—	$—	$—
Dividends and distributions reinvested	248		1	—	—
Cost of shares redeemed	(3,508)		—	—	—
Redemption fees	1		—	—	—

Change in net assets from Class R5 capital transactions	$181,293		$1	$—	$—

Institutional Class
Proceeds from shares issued	$—		$—	$161,450	$150,379
Dividends and distributions reinvested	—		—	2,114	956
Cost of shares redeemed	—		—	(108,023)	(55,826)
Redemption fees	—		—	14	20

Change in net assets from Institutional Class capital transactions	$—		$—	$55,555	$95,529

Select Class
Proceeds from shares issued	$66,414		$—	$349,977	$587,892
Dividends and distributions reinvested	55		151	2,409	914
Cost of shares redeemed	(8,055)		—	(205,463)	(140,041)
Redemption fees	1		—	25	22

Change in net assets from Select Class capital transactions	$58,415		$151	$146,948	$448,787

Total change in net assets from capital transactions	$240,752		$154	$269,099	$648,370

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	82	—	4,654	7,257
Reinvested	— (a)	1	40	15
Redeemed	(14)	—	(2,184)	(2,955)

Change in Class A Shares	68	1	2,510	4,317

Class B
Issued	—	—	19	51
Redeemed	—	—	(67)	(150)

Change in Class B Shares	—	—	(48)	(99)

Class C
Issued	1	—	685	1,068
Reinvested	—	1	2	—
Redeemed	—	—	(331)	(368)

Change in Class C Shares	1	1	356	700

Class R5
Issued	12,341	—	—	—
Reinvested	17	1	—	—
Redeemed	(239)	—	—	—

Change in Class R5 Shares	12,119	1	—	—

Institutional Class
Issued	—	—	6,666	7,103
Reinvested	—	—	88	48
Redeemed	—	—	(4,582)	(2,726)

Change in Institutional Class Shares	—	—	2,172	4,425

Select Class
Issued	4,512	—	14,709	28,083
Reinvested	4	13	102	46
Redeemed	(555)	—	(8,662)	(6,623)

Change in Select Class Shares	3,961	13	6,149	21,506

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Focus Fund
	Period Ended 4/30/2011 (a) (Unaudited)		Six Months Ended 4/30/2011 (Unaudited)		Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50		$1,910		$119
Dividends and distributions reinvested	—	(b)	9		1
Cost of shares redeemed	—		(58)		(29)
Redemption fees	—		—	(b)	—

Change in net assets from Class A capital transactions	$50		$1,861		$91

Class C
Proceeds from shares issued	$50		$234		$20
Dividends and distributions reinvested	—	(b)	3		1
Cost of shares redeemed	—		(3)		—	(b)
Redemption fees	—		—	(b)	—

Change in net assets from Class C capital transactions	$50		$234		$21

Class R2
Proceeds from shares issued	$50		$—		$—
Dividends and distributions reinvested	—	(b)	—		—

Change in net assets from Class R2 capital transactions	$50		$—		$—

Class R5
Proceeds from shares issued	$50		$—		$—
Dividends and distributions reinvested	—	(b)	2		1
Cost of shares redeemed	—		—		—	(b)
Redemption fees	—		—	(b)	—

Change in net assets from Class R5 capital transactions	$50		$2		$1

Select Class
Proceeds from shares issued	$2,803		$725		$46
Dividends and distributions reinvested	9		45		23
Cost of shares redeemed	—		(76)		—	(b)
Redemption fees	—		—	(b)	—

Change in net assets from Select Class capital transactions	$2,812		$694		$69

Total change in net assets from capital transactions	$3,012		$2,791		$182

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Global Equity Income Fund		Global Focus Fund
	Period Ended 4/30/2011 (a) (Unaudited)		Six Months Ended 4/30/2011 (Unaudited)		Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	3		131		9
Reinvested	—	(b)	1		—	(b)
Redeemed	—		(4)		(2)

Change in Class A Shares	3		128		7

Class C
Issued	3		16		1
Reinvested	—	(b)	—	(b)	—	(b)
Redeemed	—		—	(b)	—	(b)

Change in Class C Shares	3		16		1

Class R2
Issued	3		—		—
Reinvested	—	(b)	—		—

Change in Class R2 Shares	3		—		—

Class R5
Issued	3		—		—
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R5 Shares	3		—	(b)	—	(b)

Select Class
Issued	186		48		3
Reinvested	1		3		2
Redeemed	—		(5)		—

Change in Select Class Shares	187		46		5

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,288	$53,404	$19,776	$42,735
Dividends and distributions reinvested	460	1,815	2,661	1,646
Cost of shares redeemed	(31,221)	(49,059)	(22,010)	(36,428)
Redemption fees	2	4	2	6

Change in net assets from Class A capital transactions	$6,529	$6,164	$429	$7,959

Class B
Proceeds from shares issued	$145	$388	$118	$276
Dividends and distributions reinvested	4	35	101	76
Cost of shares redeemed	(1,002)	(1,539)	(1,104)	(2,397)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class B capital transactions	$(853)	$(1,116)	$(885)	$(2,045)

Class C
Proceeds from shares issued	$2,786	$4,773	$4,531	$6,868
Dividends and distributions reinvested	27	142	272	173
Cost of shares redeemed	(3,145)	(6,232)	(4,115)	(5,881)
Redemption fees	— (a)	1	— (a)	1

Change in net assets from Class C capital transactions	$(332)	$(1,316)	$688	$1,161

Class R2
Proceeds from shares issued	$— (a)	$— (a)	$34	$55
Dividends and distributions reinvested	— (a)	1	1	1
Cost of shares redeemed	—	—	(40)	(57)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$— (a)	$1	$(5)	$(1)

Class R5
Proceeds from shares issued	$35,178	$92,066	$—	$—
Dividends and distributions reinvested	534	3,141	—	—
Cost of shares redeemed	(250,050)	(16,242)	—	—
Redemption fees	1	6	—	—

Change in net assets from Class R5 capital transactions	$(214,337)	$78,971	$—	$—

Class R6 (b)
Proceeds from shares issued	$301,500	$—	$—	$—
Dividends and distributions reinvested	1,106	—	—	—
Cost of shares redeemed	(17,478)	—	—	—
Redemption fees	5	—	—	—

Change in net assets from Class R6 capital transactions	$285,133	$—	$—	$—

Select Class
Proceeds from shares issued	$35,372	$61,653	$84,096	$117,431
Dividends and distributions reinvested	639	2,244	2,114	681
Cost of shares redeemed	(68,315)	(99,156)	(53,651)	(392,764)
Redemption fees	4	9	9	29

Change in net assets from Select Class capital transactions	$(32,300)	$(35,250)	$32,568	$(274,623)

Total change in net assets from capital transactions	$43,840	$47,454	$32,795	$(267,549)

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	2,677	4,228	1,025	2,380
Reinvested	33	158	144	91
Redeemed	(2,246)	(3,888)	(1,150)	(2,066)

Change in Class A Shares	464	498	19	405

Class B
Issued	11	31	7	17
Reinvested	— (a)	3	6	4
Redeemed	(74)	(127)	(62)	(146)

Change in Class B Shares	(63)	(93)	(49)	(125)

Class C
Issued	207	391	242	395
Reinvested	2	13	15	10
Redeemed	(236)	(522)	(220)	(354)

Change in Class C Shares	(27)	(118)	37	51

Class R2
Issued	—	—	2	3
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	—	—	(2)	(3)

Change in Class R2 Shares	— (a)	— (a)	— (a)	— (a)

Class R5
Issued	2,590	7,273	—	—
Reinvested	39	265	—	—
Redeemed	(18,023)	(1,259)	—	—

Change in Class R5 Shares	(15,394)	6,279	—	—

Class R6 (b)
Issued	21,570	—	—	—
Reinvested	78	—	—	—
Redeemed	(1,155)	—	—	—

Change in Class R6 Shares	20,493	—	—	—

Select Class
Issued	2,509	4,820	4,336	6,652
Reinvested	45	190	114	37
Redeemed	(4,828)	(8,133)	(2,774)	(22,658)

Change in Select Class Shares	(2,274)	(3,123)	1,676	(15,969)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,384	$6,352	$48,474	$58,999
Dividends and distributions reinvested	351	355	3,776	2,371
Cost of shares redeemed	(4,033)	(7,711)	(39,440)	(63,715)
Redemption fees	— (a)	— (a)	2	3

Change in net assets from Class A capital transactions	$(298)	$(1,004)	$12,812	$(2,342)

Class B
Proceeds from shares issued	$162	$479	$182	$148
Dividends and distributions reinvested	14	39	101	89
Cost of shares redeemed	(239)	(1,352)	(1,101)	(1,813)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class B capital transactions	$(63)	$(834)	$(818)	$(1,576)

Class C
Proceeds from shares issued	$173	$520	$2,681	$3,844
Dividends and distributions reinvested	13	13	302	186
Cost of shares redeemed	(235)	(367)	(3,530)	(3,957)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class C capital transactions	$(49)	$166	$(547)	$73

Class R2
Proceeds from shares issued	$—	$—	$631	$859
Dividends and distributions reinvested	—	—	11	2
Cost of shares redeemed	—	—	(752)	(464)
Redemption fees	—	—	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$(110)	$397

Class R6 (b)
Proceeds from shares issued	$325,811	$—	$50	$—
Dividends and distributions reinvested	1	—	2	—
Cost of shares redeemed	(18,438)	—	—	—
Redemption fees	— (a)	—	— (a)	—

Change in net assets from Class R6 capital transactions	$307,374	$—	$52	$—

Institutional Class
Proceeds from shares issued	$31,430	$104,249	$184,776	$294,459
Dividends and distributions reinvested	6,602	3,546	10,471	3,023
Cost of shares redeemed	(272,405)	(19,076)	(90,548)	(233,179)
Redemption fees	— (a)	4	6	8

Change in net assets from Institutional Class capital transactions	$(234,373)	$88,723	$104,705	$64,311

Select Class
Proceeds from shares issued	$7,686	$4,689	$503,430	$550,466
Dividends and distributions reinvested	474	384	2,710	1,759
Cost of shares redeemed	(4,781)	(5,572)	(160,941)	(763,471)
Redemption fees	— (a)	1	13	20

Change in net assets from Select Class capital transactions	$3,379	$(498)	$345,212	$(211,226)

Total change in net assets from capital transactions	$75,970	$86,553	$461,306	$(150,363)

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	251	519	3,554	4,805
Reinvested	27	29	290	192
Redeemed	(298)	(633)	(2,914)	(5,246)

Change in Class A Shares	(20)	(85)	930	(249)

Class B
Issued	12	38	13	12
Reinvested	1	3	8	7
Redeemed	(17)	(112)	(82)	(153)

Change in Class B Shares	(4)	(71)	(61)	(134)

Class C
Issued	13	42	202	317
Reinvested	1	1	24	16
Redeemed	(18)	(31)	(266)	(335)

Change in Class C Shares	(4)	12	(40)	(2)

Class R2
Issued	—	—	47	67
Reinvested	—	—	1	— (a)
Redeemed	—	—	(54)	(37)

Change in Class R2 Shares	—	—	(6)	30

Class R6 (b)
Issued	24,111	—	4	—
Reinvested	— (a)	—	— (a)	—
Redeemed	(1,266)	—	—	—

Change in Class R6 Shares	22,845	—	4	—

Institutional Class
Issued	2,354	8,434	13,310	23,378
Reinvested	499	285	793	241
Redeemed	(20,155)	(1,517)	(6,557)	(20,449)

Change in Institutional Class Shares	(17,302)	7,202	7,546	3,170

Select Class
Issued	564	382	36,240	44,547
Reinvested	36	31	206	141
Redeemed	(351)	(464)	(11,697)	(66,104)

Change in Select Class Shares	249	(51)	24,749	(21,416)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,733	$20,658
Dividends and distributions reinvested	490	436
Cost of shares redeemed	(6,302)	(23,179)
Redemption fees	— (a)	— (a)

Change in net assets from Class A capital transactions	$18,921	$(2,085)

Class C
Proceeds from shares issued	$122	$236
Dividends and distributions reinvested	10	13
Cost of shares redeemed	(247)	(394)
Redemption fees	— (a)	— (a)

Change in net assets from Class C capital transactions	$(115)	$(145)

Class R2
Proceeds from shares issued	$— (a)	$— (a)
Dividends and distributions reinvested	1	1
Redemption fees	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$1	$1

Institutional Class
Proceeds from shares issued	$57,676	$37,640
Dividends and distributions reinvested	1,682	664
Cost of shares redeemed	(7,122)	(62,299)
Redemption fees	1	1

Change in net assets from Institutional Class capital transactions	$52,237	$(23,994)

Select Class
Proceeds from shares issued	$771	$7,296
Dividends and distributions reinvested	16	61
Cost of shares redeemed	(11,605)	(321,984)
Redemption fees	— (a)	1

Change in net assets from Select Class capital transactions	$(10,818)	$(314,626)

Total change in net assets from capital transactions	$60,226	$(340,849)

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Intrepid International Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	1,441	1,352
Reinvested	29	29
Redeemed	(364)	(1,505)

Change in Class A Shares	1,106	(124)

Class C
Issued	7	16
Reinvested	1	1
Redeemed	(15)	(26)

Change in Class C Shares	(7)	(9)

Class R2
Reinvested	— (a)	— (a)

Change in Class R2 Shares	— (a)	— (a)

Institutional Class
Issued	3,304	2,453
Reinvested	99	43
Redeemed	(392)	(4,002)

Change in Institutional Class Shares	3,011	(1,506)

Select Class
Issued	44	460
Reinvested	1	4
Redeemed	(661)	(20,518)

Change in Select Class Shares	(616)	(20,054)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$13.91	$0.17	(e)	$1.67	$1.84	$(0.02)	$—	(f)
Year Ended October 31, 2010	10.47	0.11	(e)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—	—

Class C
Six Months Ended April 30, 2011 (Unaudited)	13.87	0.04	(e)	1.77	1.81	—	—	(f)
Year Ended October 31, 2010	10.46	0.05	(e)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—	—

Class R5
Six Months Ended April 30, 2011 (Unaudited)	13.93	0.15	(e)	1.73	1.88	(0.05)	—	(f)
Year Ended October 31, 2010	10.48	0.17	(e)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—	—

Select Class
Six Months Ended April 30, 2011 (Unaudited)	13.92	0.10	(e)	1.76	1.86	(0.04)	—	(f)
Year Ended October 31, 2010	10.48	0.14	(e)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$15.73	13.24%	$1,129	1.79%		2.31%	1.86%		35%
13.91	36.12	49	1.85		0.96	3.99		156
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(h)	2.37	5.30	(i)	110

15.68	13.05	78	2.30		0.50	2.42		35
13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(h)	1.86	5.81	(i)	110

15.76	13.52	191,085	1.34		2.07	1.38		35
13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(h)	2.82	4.86	(i)	110

15.74	13.40	70,628	1.55		1.37	1.63		35
13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(h)	2.62	5.05	(i)	110

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$23.45	$(0.02	)(e)	$1.45	$1.43	$(0.09)	$—	(f)
Year Ended October 31, 2010	18.79	(0.01	)(e)	4.71	4.70	(0.04)	—	(f)
Year Ended October 31, 2009	12.66	0.07	(e)	6.31	6.38	(0.25)	—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(f)

Class B
Six Months Ended April 30, 2011 (Unaudited)	23.15	(0.09	)(e)	1.44	1.35	—	—	(f)
Year Ended October 31, 2010	18.60	(0.12	)(e)	4.67	4.55	—	—	(f)
Year Ended October 31, 2009	12.46	—	(e)(f)	6.25	6.25	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	(f)

Class C
Six Months Ended April 30, 2011 (Unaudited)	23.01	(0.08	)(e)	1.42	1.34	(0.02)	—	(f)
Year Ended October 31, 2010	18.49	(0.11	)(e)	4.63	4.52	—	—	(f)
Year Ended October 31, 2009	12.42	(0.01	)(e)	6.23	6.22	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)
February 28, 2006 (g) through October 31, 2006	15.21	(0.05	)(e)	1.10	1.05	—	—	(f)

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	24.04	0.02	(e)	1.49	1.51	(0.14)	—	(f)
Year Ended October 31, 2010	19.23	0.08	(e)	4.82	4.90	(0.09)	—	(f)
Year Ended October 31, 2009	12.97	0.14	(e)	6.45	6.59	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(f)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	23.80	0.01	(e)	1.47	1.48	(0.13)	—	(f)
Year Ended October 31, 2010	19.04	0.05	(e)	4.77	4.82	(0.06)	—	(f)
Year Ended October 31, 2009	12.84	0.11	(e)	6.39	6.50	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.79	6.10%	$329,673	1.74%	(0.17)%	1.75%	5%
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26
16.42	34.50	25,722	1.88	0.36	1.88	4

24.50	5.83	10,257	2.24	(0.76)	2.25	5
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26
16.26	33.94	8,812	2.37	(0.14)	2.38	4

24.33	5.83	51,739	2.24	(0.69)	2.25	5
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26
16.26	6.90	1,903	2.45	(0.48)	2.46	4

25.41	6.32	598,256	1.34	0.17	1.35	5
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26
16.79	35.14	92,060	1.43	0.77	1.47	4

25.15	6.24	1,132,552	1.49	0.06	1.50	5
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26
16.62	34.85	263,684	1.62	0.60	1.62	4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Equity Income
Class A
February 28, 2011 (e) through April 30, 2011	$15.00	$0.10	(f)	$0.45	$0.55	$(0.05)

Class C
February 28, 2011 (e) through April 30, 2011	15.00	0.09	(f)	0.45	0.54	(0.04)

Class R2
February 28, 2011 (e) through April 30, 2011	15.00	0.10	(f)	0.44	0.54	(0.04)

Class R5
February 28, 2011 (e) through April 30, 2011	15.00	0.12	(f)	0.44	0.56	(0.05)

Select Class
February 28, 2011 (e) through April 30, 2011	15.00	0.11	(f)	0.45	0.56	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$15.50	3.64%	$52	1.23	%(h)	4.21	%(h)	11.14	%(g)(h)	14%

15.50	3.60	52	1.72	(h)	3.71	(h)	11.47	(g)(h)	14

15.50	3.62	52	1.47	(h)	3.96	(h)	11.30	(g)(h)	14

15.51	3.74	52	0.79	(h)	4.65	(h)	10.83	(g)(h)	14

15.51	3.73	2,905	0.98	(h)	4.45	(h)	10.97	(g)(h)	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Global Focus Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$14.05	$0.07	(e)	$1.63	$1.70	$(0.25)	$—	$(0.25)	$—	(f)
Year Ended October 31, 2010	11.59	0.06		2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2009	8.22	0.08		3.42	3.50	(0.13)	—	(0.13)	—
Year Ended October 31, 2008	16.56	0.12		(8.07)	(7.95)	(0.02)	(0.37)	(0.39)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.07		1.49	1.56	—	—	—	—

Class C
Six Months Ended April 30, 2011 (Unaudited)	13.98	0.02	(e)	1.64	1.66	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2010	11.55	0.01		2.48	2.49	(0.06)	—	(0.06)	—
Year Ended October 31, 2009	8.17	0.04		3.41	3.45	(0.07)	—	(0.07)	—
Year Ended October 31, 2008	16.51	0.06		(8.03)	(7.97)	—	(0.37)	(0.37)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.03		1.48	1.51	—	—	—	—

Class R5
Six Months Ended April 30, 2011 (Unaudited)	14.08	0.06	(e)	1.66	1.72	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	11.61	0.13		2.49	2.62	(0.15)	—	(0.15)	—
Year Ended October 31, 2009	8.25	0.12		3.42	3.54	(0.18)	—	(0.18)	—
Year Ended October 31, 2008	16.60	0.18		(8.08)	(7.90)	(0.08)	(0.37)	(0.45)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.11		1.49	1.60	—	—	—	—

Select Class
Six Months Ended April 30, 2011 (Unaudited)	14.07	0.05	(e)	1.66	1.71	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.60	0.11		2.49	2.60	(0.13)	—	(0.13)	—
Year Ended October 31, 2009	8.24	0.10		3.41	3.51	(0.15)	—	(0.15)	—
Year Ended October 31, 2008	16.58	0.16		(8.08)	(7.92)	(0.05)	(0.37)	(0.42)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.10		1.48	1.58	—	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$15.50	12.24%	$2,301	1.45%	0.96%	5.88	%(g)	51%
14.05	22.26	293	1.45	0.57	9.89		97
11.59	43.34	161	1.45	0.87	10.11		119
8.22	(49.02)	112	1.45	0.97	6.94		264
16.56	10.40	221	1.45	0.80	11.93		135

15.47	11.97	485	1.95	0.27	7.19	(g)	51
13.98	21.59	214	1.95	0.09	10.10		97
11.55	42.63	159	1.95	0.37	10.61		119
8.17	(49.26)	112	1.95	0.47	7.44		264
16.51	10.07	220	1.95	0.30	12.43		135

15.53	12.43	113	1.00	0.90	6.71	(g)	51
14.08	22.75	100	1.00	1.04	9.15		97
11.61	44.06	82	1.00	1.32	9.65		119
8.25	(48.79)	57	1.00	1.42	6.48		264
16.60	10.67	111	1.00	1.25	11.48		135

15.53	12.31	3,513	1.20	0.72	6.85	(g)	51
14.07	22.57	2,536	1.20	0.84	9.36		97
11.60	43.67	2,030	1.20	1.12	9.86		119
8.24	(48.86)	1,412	1.20	1.22	6.69		264
16.58	10.53	2,764	1.20	1.05	11.68		135

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$13.40	$0.10	(e)	$1.55		$1.65	$(0.05)	$—	$(0.05)	$—	(f)
Year Ended October 31, 2010	12.33	0.18	(e)	1.07		1.25	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2009	18.28	0.20	(e)(g)	1.98	(g)	2.18	(0.20)	(7.93)	(8.13)	—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)		(14.75)	(0.79)	(8.75)	(9.54)	—	(f)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72		7.19	(0.52)	(1.62)	(2.14)	—	(f)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29		7.67	(0.44)	(0.53)	(0.97)	—	(f)
Class B
Six Months Ended April 30, 2011 (Unaudited)	13.00	0.06	(e)	1.50		1.56	(0.02)	—	(0.02)	—	(f)
Year Ended October 31, 2010	11.97	0.11	(e)	1.04		1.15	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	18.01	0.14	(e)(g)	1.92	(g)	2.06	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)		(14.71)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65		6.90	(0.41)	(1.62)	(2.03)	—	(f)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25		7.42	(0.28)	(0.53)	(0.81)	—	(f)
Class C
Six Months Ended April 30, 2011 (Unaudited)	12.85	0.07	(e)	1.48		1.55	(0.02)	—	(0.02)	—	(f)
Year Ended October 31, 2010	11.85	0.11	(e)	1.01		1.12	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	17.92	0.14	(e)(g)	1.89	(g)	2.03	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)		(14.62)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63		6.88	(0.42)	(1.62)	(2.04)	—	(f)
Year Ended October 31, 2006	30.57	0.20	(e)	7.19		7.39	(0.32)	(0.53)	(0.85)	—	(f)
Class R2
Six Months Ended April 30, 2011 (Unaudited)	13.37	0.09	(e)	1.54		1.63	(0.03)	—	(0.03)	—	(f)
Year Ended October 31, 2010	12.31	0.15	(e)	1.06		1.21	(0.15)	—	(0.15)	—	(f)
November 3, 2008 (k) through October 31, 2009	18.29	0.18	(e)(g)	1.96	(g)	2.14	(0.19)	(7.93)	(8.12)	—	(f)
Class R5
Six Months Ended April 30, 2011 (Unaudited)	13.55	0.11	(e)	1.60		1.71	(0.08)	—	(0.08)	—	(f)
Year Ended October 31, 2010	12.47	0.23	(e)	1.09		1.32	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2009	18.38	0.25	(e)(g)	2.01	(g)	2.26	(0.24)	(7.93)	(8.17)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)		(14.69)	(0.90)	(8.75)	(9.65)	—	(f)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72		7.38	(0.67)	(1.62)	(2.29)	—	(f)
May 15, 2006 (k) through October 31, 2006	37.07	0.14	(e)	0.82		0.96	(0.40)	—	(0.40)	—	(f)
Class R6
November 30, 2010 (k) through April 30, 2011	12.85	0.15	(e)	2.25		2.40	(0.08)	—	(0.08)	—	(f)
Select Class
Six Months Ended April 30, 2011 (Unaudited)	13.56	0.11	(e)	1.57		1.68	(0.06)	—	(0.06)	—	(f)
Year Ended October 31, 2010	12.47	0.22	(e)	1.08		1.30	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	18.38	0.24	(e)(g)	2.00	(g)	2.24	(0.22)	(7.93)	(8.15)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)		(14.76)	(0.83)	(8.75)	(9.58)	—	(f)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74		7.30	(0.59)	(1.62)	(2.21)	—	(f)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27		7.78	(0.52)	(0.53)	(1.05)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88, $1.95 and $2.00 and the total return would have been 26.65%, 26.85% and 27.82% for Class C, Class R2 and Class R5 Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares. The impact on net realized and unrealized gains (losses) on investments per share and total return was less than $0.01 and 0.01%, respectively, for Class A, Class B and Select Class Shares.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	Includes interest expense of 0.04%
(j)	Includes interest expense of 0.01%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.00	12.31%		$153,764	1.30%		1.51%		1.54%	10%
13.40	10.42		131,125	1.31		1.44		1.54	15
12.33	27.39	(g)	114,557	1.31		1.90	(g)	1.62	14
18.28	(43.95	)(h)	87,531	1.35	(i)	2.33		1.64	13
42.57	19.93		181,682	1.32	(j)	1.20		1.51	14
37.52	25.32		140,985	1.31		1.08		1.49	22

14.54	12.02		4,170	1.81		0.92		2.04	10
13.00	9.82		4,543	1.86		0.89		2.04	15
11.97	26.72	(g)	5,303	1.87		1.44	(g)	2.12	14
18.01	(44.27	)(h)	5,225	1.91		1.74		2.14	13
42.13	19.25		13,236	1.87		0.64		2.00	14
37.26	24.57		11,734	1.92		0.50		1.99	22

14.38	12.10		25,753	1.81		0.99		2.04	10
12.85	9.69		23,370	1.86		0.88		2.04	15
11.85	26.76	(g)	22,934	1.87		1.46	(g)	2.12	14
17.92	(44.24	)(h)	24,300	1.91		1.74		2.14	13
41.95	19.25		61,023	1.87		0.65		2.01	14
37.11	24.57		46,106	1.91		0.57		1.99	22

14.97	12.21		78	1.55		1.24		1.79	10
13.37	10.07		70	1.56		1.17		1.79	15
12.31	26.95	(g)	64	1.56		1.76	(g)	1.85	14

15.18	12.64		37,514	0.86		1.58		1.09	10
13.55	10.86		242,131	0.86		1.86		1.10	15
12.47	27.92	(g)	144,494	0.86		2.39	(g)	1.16	14
18.38	(43.70	)(h)	86,640	0.90	(i)	2.86		1.19	13
42.72	20.45		76,309	0.87	(j)	1.67		1.06	14
37.63	2.67		30,533	0.86		0.82		1.07	22

15.17	18.72		310,857	0.81		2.56		1.03	10

15.18	12.45		235,466	1.05		1.57		1.29	10
13.56	10.72		241,123	1.06		1.74		1.29	15
12.47	27.73	(g)	260,814	1.06		2.28	(g)	1.37	14
18.38	(43.82	)(h)	277,313	1.10	(i)	2.10		1.37	13
42.72	20.21		3,202,097	1.07	(j)	1.42		1.25	14
37.63	25.66		4,098,105	1.06		1.46		1.24	22

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$19.03	$0.14	(e)	$2.07	(h)	$2.21	$(0.44)	$—	$(0.44)	$—	(g)
Year Ended October 31, 2010	17.89	0.33	(e)	1.10	(h)	1.43	(0.29)	—	(0.29)	—	(g)
Year Ended October 31, 2009	16.27	0.36	(e)(i)	3.52	(i)	3.88	(0.70)	(1.56)	(2.26)	—	(g)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(g)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)	—	(g)
July 1, 2006 through October 31, 2006 (k)	24.55	0.06		2.02		2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90		5.33	(0.35)	—	(0.35)	—	(g)
Class B
Six Months Ended April 30, 2011 (Unaudited)	17.57	0.06	(e)	1.92	(h)	1.98	(0.30)	—	(0.30)	—	(g)
Year Ended October 31, 2010	16.54	0.18	(e)	1.02	(h)	1.20	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2009	15.13	0.24	(e)(i)	3.25	(i)	3.49	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(g)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)	—	(g)
July 1, 2006 through October 31, 2006 (k)	23.04	0.02		1.87		1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62		4.87	(0.25)	—	(0.25)	—
Class C
Six Months Ended April 30, 2011 (Unaudited)	18.41	0.07	(e)	2.01	(h)	2.08	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2010	17.35	0.20	(e)	1.06	(h)	1.26	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2009	15.78	0.24	(e)(i)	3.41	(i)	3.65	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(g)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)	—	(g)
July 1, 2006 through October 31, 2006 (k)	23.97	0.01		1.96		1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(e)	4.81		5.05	(0.20)	—	(0.20)	—	(g)
Class R2
Six Months Ended April 30, 2011 (Unaudited)	18.86	0.12	(e)	2.04	(h)	2.16	(0.40)	—	(0.40)	—	(g)
Year Ended October 31, 2010	17.76	0.28	(e)	1.10	(h)	1.38	(0.28)	—	(0.28)	—	(g)
November 3, 2008 (m) through October 31, 2009	16.32	0.27	(e)(i)	3.48	(i)	3.75	(0.75)	(1.56)	(2.31)	—	(g)
Select Class
Six Months Ended April 30, 2011 (Unaudited)	19.17	0.17	(e)	2.08	(h)	2.25	(0.49)	—	(0.49)	—	(g)
Year Ended October 31, 2010	18.01	0.37	(e)	1.12	(h)	1.49	(0.33)	—	(0.33)	—	(g)
Year Ended October 31, 2009	16.39	0.42	(e)(i)	3.51	(i)	3.93	(0.75)	(1.56)	(2.31)	—	(g)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(g)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)	—	(g)
July 1, 2006 through October 31, 2006 (k)	24.67	0.10		2.02		2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95		5.41	(0.39)	—	(0.39)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(i)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.48, $3.22, $3.38, $3.45 and $3.48 and the total return would have been 27.45%, 26.55%, 26.52%, 26.75% and 27.81% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2 and Select Class Shares.
(j)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(k)	The Fund changed its fiscal year end from June 30 to October 31.
(l)	Amount rounds to less than 1%.
(m)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$20.80	11.92	%(h)	$136,095	1.07%	1.51%		1.35%	17%
19.03	8.09	(h)	124,178	1.07	1.89		1.34	39
17.89	27.74	(i)	109,441	1.07	2.40	(i)	1.37	37
16.27	(47.49	)(j)	82,272	1.07	2.97		1.27	18
33.43	28.72		139,828	1.07	1.72		1.28	15
26.63	8.47		91,809	1.07	0.86		1.28	—	(l)
24.55	27.41		82,186	1.07	1.87		1.29	12

19.25	11.49	(h)	6,175	1.80	0.73		1.85	17
17.57	7.32	(h)	6,503	1.80	1.11		1.83	39
16.54	26.78	(i)	8,179	1.80	1.72	(i)	1.87	37
15.13	(47.88	)(j)	8,547	1.77	2.18		1.77	18
31.25	27.87		21,693	1.77	1.03		1.77	15
24.93	8.20		20,192	1.77	0.16		1.78	—	(l)
23.04	26.54		20,317	1.78	1.17		1.79	12

20.18	11.53	(h)	20,632	1.80	0.80		1.85	17
18.41	7.34	(h)	18,148	1.80	1.19		1.83	39
17.35	26.74	(i)	16,231	1.80	1.63	(i)	1.87	37
15.78	(47.85	)(j)	10,639	1.77	2.16		1.77	18
32.52	27.83		23,567	1.78	1.03		1.78	15
25.94	8.22		13,871	1.77	0.16		1.78	—	(l)
23.97	26.48		12,718	1.78	1.08		1.79	12

20.62	11.74	(h)	270	1.32	1.23		1.60	17
18.86	7.88	(h)	251	1.32	1.62		1.59	39
17.76	26.96	(i)	234	1.32	1.77	(i)	1.62	37

20.93	12.04	(h)	598,937	0.82	1.79		1.10	17
19.17	8.37	(h)	516,537	0.82	2.08		1.08	39
18.01	28.02	(i)	772,784	0.82	2.76	(i)	1.12	37
16.39	(47.35	)(j)	714,939	0.82	3.09		1.02	18
33.65	29.02		1,584,921	0.82	1.97		1.03	15
26.79	8.59		1,243,966	0.82	1.12		1.03	—	(l)
24.67	27.74		1,170,044	0.82	1.99		1.04	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$13.20	$0.11	(e)	$1.45		$1.56	$(0.31)	$—	(f)
Year Ended October 31, 2010	12.10	0.15	(e)	1.24		1.39	(0.29)	—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)(g)	2.16	(g)	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)		(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31		3.57	(0.17)	—	(f)
Year Ended October 31, 2006	11.62	0.15	(e)	3.40		3.55	(0.17)	—	(f)

Class B
Six Months Ended April 30, 2011 (Unaudited)	13.09	0.08	(e)	1.45		1.53	(0.21)	—	(f)
Year Ended October 31, 2010	12.03	0.08	(e)	1.23		1.31	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)(g)	2.16	(g)	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)		(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27		3.45	(0.11)	—	(f)
Year Ended October 31, 2006	11.53	0.09	(e)	3.36		3.45	(0.12)	—	(f)

Class C
Six Months Ended April 30, 2011 (Unaudited)	12.84	0.07	(e)	1.43		1.50	(0.27)	—	(f)
Year Ended October 31, 2010	11.82	0.09	(e)	1.20		1.29	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)(g)	2.11	(g)	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)		(8.12)	(0.32)	—	(f)
July 31, 2007 (h) through October 31, 2007	16.88	(0.03	)(e)	1.36		1.33	—	—	(f)

Class R6
November 30, 2010 (h) through April 30, 2011	12.78	0.15	(e)	2.11		2.26	(0.37)	—	(f)

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	13.42	0.11	(e)	1.50		1.61	(0.36)	—	(f)
Year Ended October 31, 2010	12.29	0.22	(e)	1.24		1.46	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)(g)	2.18	(g)	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)		(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37		3.71	(0.24)	—	(f)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48		3.67	(0.24)	—	(f)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	13.37	0.14	(e)	1.45		1.59	(0.34)	—	(f)
Year Ended October 31, 2010	12.24	0.19	(e)	1.25		1.44	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)(g)	2.18	(g)	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)		(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34		3.64	(0.20)	—	(f)
Year Ended October 31, 2006	11.75	0.17	(e)	3.46		3.63	(0.22)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.15, $2.14, $2.10, $2.17 and $2.17, the total return would have been 24.07%, 23.41%, 23.40%, 24.60% and 24.31% and the net investment income (loss) ratio would have been 1.83%, 1.33%, 1.19%, 1.19%, 2.40% and 2.11%, for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively. The net investment income (loss) per share would have been $0.12 for Class C Shares. The impact on net investment income (loss) per share was less than $0.01 for Class A, Class B, Institutional Class and Select Class Share.
(h)	Commencement of offering of class of shares.
(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.45	12.10%	$14,926	1.29%		1.62%		1.29%	46%
13.20	11.67	13,904	1.34		1.23		1.36	57
12.10	24.17 (g)	13,773	1.41		1.84	(g)	1.42	85
9.95	(45.06)	6,700	1.39		1.99		1.39	70
18.40	23.98	13,255	1.39		1.58		1.40	92
15.00	30.88	11,261	1.42		1.12		1.56	92

14.41	11.85	980	1.79		1.17		1.79	46
13.09	11.01	949	1.85		0.65		1.86	57
12.03	23.62 (g)	1,716	1.91		1.34	(g)	1.92	85
9.83	(45.31)	879	1.89		1.48		1.89	70
18.20	23.30	2,023	1.89		1.06		1.90	92
14.86	30.17	1,396	1.92		0.65		2.06	92

14.07	11.87	878	1.79		1.09		1.79	46
12.84	11.05	849	1.85		0.77		1.86	57
11.82	23.50 (g)	636	1.91		1.20	(g)	1.92	85
9.77	(45.31)	87	1.89		1.58		1.89	70
18.21	7.88	77	1.90		(0.69)		1.94	92

14.67	18.02	335,053	0.78		2.63		0.78	46

14.67	12.32	43,971	0.90		1.64		0.90	46
13.42	12.12	272,487	0.91		1.75		0.96	57
12.29	24.70 (g)	161,023	0.92		2.41	(g)	1.02	85
10.13	(44.77)	126,248	0.92		2.48		0.98	70
18.72	24.58	154,596	0.93	(i)	1.99		1.00	92
15.25	31.48	77,502	0.92		1.33		1.15	92

14.62	12.18	37,046	1.04		2.00		1.05	46
13.37	11.93	30,537	1.09		1.56		1.11	57
12.24	24.41 (g)	28,588	1.16		2.12	(g)	1.17	85
10.07	(44.87)	23,645	1.14		2.20		1.14	70
18.60	24.22	63,875	1.14		1.78		1.15	92
15.16	31.25	55,237	1.17		1.24		1.30	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$13.36	$0.13	(e)	$1.59	$1.72	$(0.42)	$—	$(0.42)	$—	(f)
Year Ended October 31, 2010	12.27	0.17	(e)	1.20	1.37	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)	—	(f)

Class B
Six Months Ended April 30, 2011 (Unaudited)	13.18	0.09	(e)	1.57	1.66	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2010	12.10	0.11	(e)	1.18	1.29	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	12.40	0.34	(e)	3.75	4.09	(0.12)	—	(0.12)	—	(f)

Class C
Six Months Ended April 30, 2011 (Unaudited)	13.01	0.09	(e)	1.55	1.64	(0.36)	—	(0.36)	—	(f)
Year Ended October 31, 2010	11.96	0.11	(e)	1.17	1.28	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)
July 11, 2006 (g) through October 31, 2006	15.06	—	(e)(f)	1.31	1.31	—	—	—	—	(f)

Class R2
Six Months Ended April 30, 2011 (Unaudited)	13.21	0.11	(e)	1.56	1.67	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.19	0.11	(e)	1.21	1.32	(0.30)	—	(0.30)	—	(f)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Class R6
November 30, 2010 (g) through April 30, 2011 (Unaudited)	12.72	0.13	(e)	2.51	2.64	(0.48)	—	(0.48)	—	(f)

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	13.59	0.16	(e)	1.60	1.76	(0.47)	—	(0.47)	—	(f)
Year Ended October 31, 2010	12.47	0.25	(e)	1.19	1.44	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)	—	(f)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	13.50	0.15	(e)	1.59	1.74	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.40	0.23	(e)	1.18	1.41	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)
Year Ended October 31, 2006	12.65	0.40	(e)	3.89	4.29	(0.18)	—	(0.18)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.66	13.26%	$170,769	1.35%	1.88%	1.36%	32%
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86
20.84	26.60	106,228	1.34	1.55	1.34	92
16.65	33.85	23,013	1.39	2.65	1.39	80

14.50	12.90	4,992	1.85	1.34	1.86	32
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86
20.46	25.96	14,604	1.84	1.04	1.84	92
16.37	33.20	7,790	1.89	2.27	1.90	80

14.29	12.94	21,007	1.85	1.36	1.86	32
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86
20.36	25.96	17,193	1.84	1.09	1.84	92
16.37	8.70	1,691	1.92	0.03	1.93	80

14.44	13.08	853	1.60	1.67	1.61	32
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

14.88	21.25	61	0.84	2.24	0.85	32

14.88	13.41	573,966	0.94	2.31	0.96	32
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86
21.11	27.10	201,062	0.94	1.80	0.94	92
16.83	34.47	51,749	0.94	2.82	1.01	80

14.80	13.33	1,401,480	1.10	2.25	1.11	32
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86
21.01	26.91	732,412	1.09	1.68	1.09	92
16.76	34.22	259,906	1.14	2.63	1.14	80

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$16.59	$0.10	(e)	$2.19	$2.29	$(0.24)	$—	$(0.24)	$—	(f)
Year Ended October 31, 2010	14.99	0.12	(e)	1.73	1.85	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)	—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)	—	(f)

Class C
Six Months Ended April 30, 2011 (Unaudited)	16.61	0.06	(e)	2.20	2.26	(0.14)	—	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(e)	1.73	1.78	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.66	0.10	(e)	1.94	2.04	—	—	—	—	(f)

Class R2
Six Months Ended April 30, 2011 (Unaudited)	16.46	0.08	(e)	2.18	2.26	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(e)	1.72	1.80	(0.20)	—	(0.20)	—	(f)
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	16.94	0.15	(e)	2.22	2.37	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	15.27	0.19	(e)	1.78	1.97	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)	—	(f)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	16.99	0.11	(e)	2.28	2.39	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(e)	1.79	1.94	(0.26)	—	(0.26)	—	(f)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.90	0.20	(e)	1.98	2.18	—	—	—	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.64	14.01%	$47,528	1.50%		1.22%	1.63%	43%
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92

18.73	13.71	1,548	2.00		0.64	2.13	43
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

18.52	13.87	77	1.75		0.90	1.88	43
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75		1.29	1.87	95

19.00	14.23	169,133	1.00		1.74	1.23	43
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92

19.26	14.13	18,063	1.25		1.20	1.39	43
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Focus Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

Global Equity Income Fund commenced operations on February 28, 2011.

Class R6 shares commenced operations on November 30, 2010 for the International Equity Fund, International Opportunities Fund and International Value Fund.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$1,253	$—	$—	$1,253
Brazil	10,064	10,135	—	20,199
China	1,047	14,980	—	16,027
Egypt	—	573	—	573
Hong Kong	—	12,702	—	12,702
India	7,635	—	—	7,635
Kazakhstan	—	1,739	—	1,739
Luxembourg	1,809	—	—	1,809
Mexico	3,826	—	—	3,826
Poland	—	7,628	—	7,628
Russia	—	15,931	—	15,931
South Africa	—	21,584	—	21,584
South Korea	—	32,849	—	32,849
Taiwan	—	22,337	—	22,337
Thailand	—	8,632	—	8,632
Turkey	—	9,741	—	9,741
United Arab Emirates	—	1,984	—	1,984
United Kingdom	—	1,811	—	1,811

Total Common Stocks	25,634	162,626	—	188,260

Preferred Stocks
Brazil	3,754	8,671	—	12,425

Total Preferred Stocks	3,754	8,671	—	12,425

Participation Notes
India	—	3,873	—	3,873

Total Participation Notes	—	3,873	—	3,873

Short-Term Investment
Investment Company	7,801	—	—	7,801

Total Investments in Securities	$37,189	$175,170	$—	$212,359

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$78,822	$—	$—	$78,822
Chile	—	26,139	—	26,139
China	—	266,786	—	266,786
Egypt	—	12,797	—	12,797
Hong Kong	—	207,080	—	207,080
Hungary	—	27,486	—	27,486
India	36,984	212,681	—	249,665
Indonesia	—	63,711	—	63,711
Luxembourg	—	45,827	—	45,827
Malaysia	—	6,183	—	6,183
Mexico	84,927	22,396	—	107,323
Russia	10,029	70,030	—	80,059
South Africa	—	180,589	—	180,589
South Korea	—	210,509	—	210,509
Taiwan	—	119,923	—	119,923
Turkey	—	68,752	—	68,752
United States	23,141	—	—	23,141

Total Common Stocks	233,903	1,540,889	—	1,774,792

Preferred Stocks
Brazil	114,305	130,359	—	244,664

Total Preferred Stocks	114,305	130,359	—	244,664

Short-Term Investment
Investment Company	87,028	—	—	87,028

Total Investments in Securities	$435,236	$1,671,248	$—	$2,106,484

Global Equity Income

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$86	$—	$86
China	—	95	—	95
Finland	—	42	—	42
France	—	530	—	530
Germany	—	235	—	235
Greece	—	39	—	39
Hong Kong	—	57	—	57
Italy	—	137	—	137
Japan	—	90	—	90
Netherlands	—	158	—	158
Norway	—	16	—	16
Singapore	—	83	—	83
South Africa	—	28	—	28
South Korea	32	—	—	32
Spain	—	95	—	95
Sweden	—	40	—	40
Switzerland	—	57	—	57
United Kingdom	—	288	—	288
United States	919	—	—	919

Total Common Stocks	951	2,076	—	3,027

Total Investments in Securities	$951	$2,076	$—	$3,027

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

Global Equity Income (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$23	$—	$23

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(49)	$—	$(49)

Global Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$114	$—	$—	$114
Austria	—	138	—	138
Belgium	—	170	—	170
Brazil	35	—	—	35
Canada	148	—	—	148
China	—	44	—	44
Denmark	—	148	—	148
Finland	—	211	—	211
France	—	364	—	364
Germany	—	354	—	354
Hong Kong	—	244	—	244
Ireland	61	134	—	195
Israel	—	77	—	77
Italy	—	160	—	160
Japan	—	640	—	640
Netherlands	20	239	—	259
South Africa	—	82	—	82
South Korea	—	58	—	58
Sweden	—	12	—	12
Switzerland	69	100	—	169
Taiwan	—	36	—	36
United Arab Emirates	—	39	—	39
United Kingdom	—	766	—	766
United States	1,233	—	—	1,233

Total Common Stock	1,680	4,016	—	5,696

Preferred Stocks
Germany	—	146	—	146

Total Preferred Stocks	—	146	—	146

Total Investments in Securities	$1,680	$4,162	$—	$5,842

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$66	$—	$66

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(89)	$—	$(89)

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$27,158	$—	$27,158
Belgium	—	10,304	—	10,304
Brazil	—	8,111	—	8,111
China	—	15,378	—	15,378
France	—	104,308	—	104,308
Germany	—	55,252	—	55,252
Hong Kong	—	16,682	—	16,682
Ireland	—	8,825	—	8,825
Israel	—	6,465	—	6,465
Italy	—	8,702	—	8,702
Japan	—	128,031	—	128,031
Mexico	—	4,563	—	4,563
Netherlands	—	40,416	—	40,416
South Korea	—	7,291	—	7,291
Spain	—	12,489	—	12,489
Sweden	—	6,678	—	6,678
Switzerland	—	92,477	—	92,477
Taiwan	—	6,113	—	6,113
United Kingdom	—	186,124	—	186,124

Total Common Stocks	—	745,367	—	745,367

Preferred Stock
Germany	—	9,768	—	9,768

Total Preferred Stock	—	9,768	—	9,768

Short-Term Investment
Investment Company	24,742	—	—	24,742

Total Investments in Securities	$24,742	$755,135	$—	$779,877

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$31,360	$—	(a)	$31,360
Austria	—	11,648	—		11,648
Belgium	—	13,552	—		13,552
Bermuda	—	1,288	—		1,288
Brazil	1,304	—	—		1,304
Chile	4,778	562	—		5,340
China	—	4,517	—		4,517
Cyprus	—	559	—		559
Denmark	—	9,401	—		9,401
Finland	—	6,672	—		6,672
France	—	76,686	—		76,686
Germany	—	107,423	—		107,423
Greece	—	4,206	—		4,206
Hong Kong	—	7,896	—		7,896
Hungary	—	6,851	—		6,851
India	—	5,457	—		5,457
Ireland	—	4,095	—		4,095
Israel	82	4,327	—		4,409
Italy	—	60,382	—		60,382
Japan	—	123,763	—		123,763
Luxembourg	—	4,979	—		4,979
Macau	—	258	—		258
Mauritius	—	58	—		58
Mexico	5,482	122	—		5,604
Netherlands	—	29,488	—		29,488
New Zealand	—	3,560	—		3,560
Norway	—	12,001	—		12,001
Philippines	—	6,324	—		6,324
Portugal	—	2,965	—		2,965
Singapore	—	5,262	—		5,262
South Africa	—	5,969	—		5,969
South Korea	—	6,496	—		6,496
Spain	—	43,659	—		43,659
Sweden	—	16,611	—		16,611
Switzerland	—	27,833	—		27,833
Taiwan	—	5,265	—		5,265
Thailand	—	6,060	—		6,060
Turkey	—	6,656	—		6,656
United Kingdom	—	56,584	7		56,591
United States	—	346	—		346

Total Common Stocks	11,646	721,141	7		732,794

Preferred Stocks
Brazil	4,397	—	—		4,397
Chile	—	519	—		519
Germany	—	6,787	—		6,787

Total Preferred Stocks	4,397	7,306	—		11,703

Investment Companies
United States	4,046	—	—		4,046

Total Investment Companies	4,046	—	—		4,046

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

International Equity Index Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights
Cyprus	$—	$—	$—	$—
Spain	—	2	—	2

Total Rights	—	2	—	2

Warrants
Hong Kong	—	—	—	—
Italy	—	—	—	—

Total Warrants	—	—	—	—

Short-Term Investment
Investment Company	1,853	—	—	1,853

Total Investments in Securities	$21,942	$728,449	$7	$750,398

Appreciation in Other Financial Instruments
Futures Contracts	$206	$—	$—	$206

Depreciation in Other Financial Instruments
Futures Contracts	$(280)	$—	$—	$(280)

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$2,843	$—	$2,843
Belgium	—	6,932	—	6,932
Canada	9,576	—	—	9,576
China	—	7,246	—	7,246
Denmark	—	3,194	—	3,194
Finland	—	5,029	—	5,029
France	—	48,882	—	48,882
Germany	—	42,731	—	42,731
Hong Kong	—	17,065	—	17,065
India	1,744	—	—	1,744
Indonesia	—	2,175	—	2,175
Ireland	—	8,615	—	8,615
Israel	—	4,093	—	4,093
Italy	—	14,320	—	14,320
Japan	—	67,008	—	67,008
Netherlands	—	40,187	—	40,187
Norway	—	4,862	—	4,862
Singapore	—	2,043	—	2,043
South Korea	—	4,342	—	4,342
Spain	—	5,974	—	5,974
Sweden	—	3,863	—	3,863
Switzerland	—	12,468	—	12,468
Taiwan	—	3,992	—	3,992
United Kingdom	—	100,901	—	100,901

Total Common Stocks	11,320	408,765	—	420,085

Preferred Stock
Germany	—	7,311	—	7,311

Total Preferred Stock	—	7,311	—	7,311

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

International Opportunities Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$6,505	$—	$—	$6,505

Total Investments in Securities	$17,825	$416,076	$—	$433,901

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$8,174	$—	$8,174
Futures Contracts	138	—	—	138

Total Appreciation in Other Financial Instruments	$138	$8,174	$—	$8,312

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,497)	$—	$(5,497)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,431	$—	$20,431
Austria	—	17,689	—	17,689
Belgium	—	40,775	—	40,775
Canada	23,811	—	—	23,811
China	—	10,474	—	10,474
Finland	—	31,289	—	31,289
France	—	248,897	—	248,897
Germany	—	237,301	—	237,301
Hong Kong	—	43,116	—	43,116
Ireland	—	18,750	—	18,750
Italy	—	75,782	—	75,782
Japan	—	381,082	—	381,082
Netherlands	—	194,721	—	194,721
Norway	—	23,748	—	23,748
Singapore	—	20,140	—	20,140
South Africa	—	14,276	—	14,276
South Korea	—	27,120	—	27,120
Spain	—	56,517	—	56,517
Sweden	—	20,365	—	20,365
Switzerland	—	86,289	—	86,289
Taiwan	—	13,237	—	13,237
United Kingdom	—	442,453	—	442,453

Total Common Stocks	23,811	2,024,452	—	2,048,263

Preferred Stock
Germany	—	41,095	—	41,095

Total Preferred Stock	—	41,095	—	41,095

Short-Term Investment
Investment Company	62,618	—	—	62,618

Total Investments in Securities	$86,429	$2,065,547	$—	$2,151,976

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$43,889	$—	$43,889
Futures Contracts	933	—	—	933

Total Appreciation in Other Financial Instruments	$933	$43,889	$—	$44,822

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(30,140)	$—	$(30,140)

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$10,943	$—	$10,943
Austria	—	1,557	—	1,557
Belgium	—	2,656	—	2,656
Bermuda	—	610	—	610
Brazil	708	486	—	1,194
China	690	5,610	—	6,300
Denmark	—	1,492	—	1,492
Finland	—	4,210	—	4,210
France	—	24,115	—	24,115
Germany	—	20,236	—	20,236
Greece	—	627	—	627
Hong Kong	—	5,801	—	5,801
India	614	2,948	—	3,562
Indonesia	—	1,571	—	1,571
Ireland	—	1,684	—	1,684
Italy	—	8,987	—	8,987
Japan	—	38,894	—	38,894
Luxembourg	—	597	—	597
Macau	—	708	—	708
Netherlands	—	10,190	—	10,190
Norway	—	814	—	814
Russia	—	612	—	612
South Korea	—	2,029	—	2,029
Spain	—	6,480	—	6,480
Sweden	—	4,990	—	4,990
Switzerland	—	21,162	—	21,162
Taiwan	—	1,446	—	1,446
United Kingdom	—	50,061	—	50,061

Total Common Stocks	2,012	231,516	—	233,528

Preferred Stock
Germany	—	1,674	—	1,674

Total Preferred Stock	—	1,674	—	1,674

Warrant
Germany	530	—	—	530

Short-Term Investment
Investment Company	3,600	—	—	3,600

Total Investments in Securities	$6,142	$233,190	$—	$239,332

(a)	Security has a zero value.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPM International Equity Index Fund	Balance as of 10/31/2010		Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3		Transfers out of Level 3	Balance as of 04/30/2011
Investments in Securities
Common Stocks — Australia	$—	(a)	$—	$—		$—	$—	$—	$—			$—	(a)
Common Stocks — Japan	—		—	—	(b)	—	—	—	—	(b)	—	—	(a)
Common Stocks — United Kingdom	5		(5)	—		—	—	—	7			7

Total	$5		$(5)	$—	(b)	$—	$—	$—	$7		$—	$7

(a)	Security has a zero value.
(b)	Amount rounds to less than one thousand.
(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2011.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2011 (amounts in thousands):

	Value	Percentage
International Equity Index Fund	$7	—	%(a)

(a)	Amount rounds to less than 0.01%.

C. Futures Contracts — The Global Focus Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

D. Forward Foreign Currency Exchange Contracts — The Global Equity Income Fund, Global Focus Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

E. Summary of Derivative Information — The following tables present the value of derivatives held as of April 30, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$23

Total		$23

Liabilities:
Foreign exchange contracts	Payables	$(49)

Total		$(49)

Global Focus Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$66

Total		$66

Liabilities:
Foreign exchange contracts	Payables	$(89)

Total		$(89)

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$206

Total		$206

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Appreciation	$(280)

Total		$(280)

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$—	$8,174
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	138	—

Total		$138	$8,174

Liabilities:
Foreign Exchange Contracts	Payables	$—	$(5,497)

Total		$—	$(5,497)

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange Contracts	Receivables	$—	$43,889
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	933	—

Total		$933	$43,889

Liabilities:
Foreign exchange Contracts	Payables	$—	$(30,140)

Total		$—	$(30,140)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2011, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(11)	$(11)

Total	$(11)	$(11)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$30	$30

Total	$30	$30

Global Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(16)	$(16)

Total	$(16)	$(16)

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(26)	$(26)

Total	$(26)	$(26)

Global Focus Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(18)	$(18)
Equity contracts	8	—	8

Total	$8	$(18)	$(10)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract		Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts		$11	$11

Total		$11	$11

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(87)	$(87)

Total	$(87)	$(87)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$1,067	$1,067

Total	$1,067	$1,067

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(142)	$(142)

Total	$(142)	$(142)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$2,326	$2,326
Equity contracts	(214)	—	(214)

Total	$(214)	$2,326	$2,112

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$1,230	$1,230
Equity contracts	144	—	144

Total	$144	$1,230	$1,374

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$14,932	$14,932
Equity contracts	2,874	—	2,874

Total	$2,874	$14,932	$17,806

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$3,541	$3,541
Equity contracts	1,201	—	1,201

Total	$1,201	$3,541	$4,742

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(73)	$(73)

Total	$(73)	$(73)

The Fund’s derivatives contracts held at April 30, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume — The table below discloses the volume of the Funds’ futures and forwards activities during the six months ended April 30, 2011 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Global Focus Fund	Global Equity Income Fund		International Equity Fund		International Equity Index Fund	International Opportunities Fund	International Value Fund	Intrepid International Fund
Futures Contracts:
Average Notional Balance Long	$211	$—		$44,833	(b)	$11,118	$4,185	$20,186	$21,645	(b)
Ending Notional Balance Long	—	—		—		13,321	8,580	42,145	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	876	575	(a)	—		—	118,815	483,112	—
Average Settlement Value Sold	1,479	968	(a)	—		—	101,975	88,133	—
Ending Settlement Value Purchased	1,371	659		—		—	142,928	753,152	—
Ending Settlement Value Sold	2,388	1,019		—		—	112,136	616,928	—

(a)	For the period March 1, 2011 through April 30, 2011.
(b)	For the period December 1, 2010 through December 31, 2010.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Securities Lending — Each Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or “the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended April 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

International Equity Fund	$1
International Equity Index Fund	5
International Opportunities Fund	—	(a)
International Value Fund	2

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

As of April 30, 2011, there were no securities on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

International Equity Fund	$1
International Equity Index Fund	7
International Opportunities Fund	1
International Value Fund	2

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar denominated securities outstanding during a given month.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

The Funds incurred lending agent fees to JPMCB as follows for the six months ended April 30, 2011 (amounts in thousands):

	Lending Agent Fees Incurred
International Equity Fund	$1
International Equity Index Fund	5
International Opportunities Fund	—	(a)
International Value Fund	2

(a)	Amount rounds to less than $1,000.

H. Offering and Organizational Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Global Equity Income Fund are amortized on a straight line basis up to 12 months from the date the Global Equity Income Fund commenced operations. Costs paid in connection with the organization of the Global Equity Income Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees and Registration and filing fees on the Statements of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

N. Redemption Fees — Prior to May 2, 2011, generally, shares of the Funds held for less than 60 days were subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital. Effective May 2, 2011 shares of the Funds are no longer subject to a redemption fee regardless of how long such shares are held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

The annual fee rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Focus Fund	0.80
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Focus Fund	0.25	n/a	0.75	n/a
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Economies Fund	$1	$—
Emerging Markets Equity Fund	58	8
Global Focus Fund	1	—	(a)
International Equity Fund	8	1
International Equity Index Fund	33	5
International Opportunities Fund	2	—	(a)
International Value Fund	6	1
Intrepid International Fund	1	—

(a)	Amount rounds to less than $1,000.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Focus Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5	Class R6	Institutional Class	Select Class
Emerging Economies Fund	1.85%		n/a		2.35%		n/a		1.40%	n/a	n/a	1.60%
Emerging Markets Equity Fund	2.00		2.50%		2.50		n/a		n/a	n/a	1.45%	1.75
Global Equity Income Fund	1.25		n/a		1.75		1.50%		0.80	n/a	n/a	1.00
Global Focus Fund	1.45		n/a		1.95		n/a		1.00	n/a	n/a	1.20
International Equity Fund	1.31		1.81	*	1.81	*	1.56		0.86	0.81%	n/a	1.06
International Equity Index Fund	1.07	**	1.80	**	1.80	**	1.32	**	n/a	n/a	n/a	0.82	**
International Opportunities Fund	1.31		1.92		1.92		n/a		n/a	0.81	0.91	1.06
International Value Fund	1.35	***	1.85	***	1.85	***	1.60	***	n/a	0.85	0.95	1.10	***
Intrepid International Fund	1.50	****	n/a		2.00		1.75	****	n/a	n/a	1.00	1.25

*	Prior to February 28, 2011, the contractual expense limitations for International Equity Fund were 2.00% and 2.00% for Class B Shares and Class C Shares, respectively.
**	Prior to February 28, 2011, the contractual expense limitations for International Equity Index Fund were 1.18%, 1.93%, 1.93%,1.43% and 0.93% for Class A Shares, Class B Shares, Class C Shares, Class R2 Shares and Select Class Shares, respectively.
***	Prior to February 28, 2011, the contractual expense limitations for International Value Fund were 1.45%, 1.95%, 1.95%, 1.70% and 1.41% for Class A Shares, Class B Shares, Class C Shares, Class R2 Shares and Select Class Shares, respectively.
****	Prior to February 28, 2011, the contractual expense limitations for Intrepid International Fund were 1.80% and 2.05% for Class A Shares and Class R2 Shares, respectively.

The contractual expense limitation agreements were in effect for the six months ended April 30, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

For the six months ended April 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$23	$—	$3	$26	$1
Global Equity Income Fund	4	1	—	5	70
Global Focus Fund	17	2	1	20	92
International Equity Fund	732	—	26	758	—
International Equity Index Fund	—	29	653	682	—
International Opportunities Fund	—	—	1	1	—
International Value Fund	47	—	9	56	—
Intrepid International Fund	35	73	67	175	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Economies Fund	$3	$—	$—	$3
International Equity Fund	16	—	—	16
International Equity Index Fund	—	69	170	239
International Value Fund	26	—	—	26
Intrepid International Fund	8	11	—	19

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the six months ended April 30, 2011 were as follows (excluding the reimbursement disclosed in Note 2.G. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Emerging Economies Fund	$3
Emerging Markets Equity Fund	98
International Equity Fund	15
International Equity Index Fund	8
International Opportunities Fund	11
International Value Fund	39
Intrepid International Fund	3

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2011, Emerging Economies Fund, Global Focus Fund, International Value Fund and Intrepid International Fund incurred approximately $31, $10, $1,934 and $198, respectively, in brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMorgan Chase & Co. will make a payment to International Equity Index Fund of approximately $30,000 relating to an operational error.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

4. Investment Transactions

During the six months ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$221,040	$38,422
Emerging Markets Equity Fund	340,259	83,997
Global Equity Income Fund	3,326	424
Global Focus Fund	4,401	2,071
International Equity Fund	106,144	64,454
International Equity Index Fund	128,504	113,247
International Opportunities Fund	245,170	164,095
International Value Fund	969,874	547,938
Intrepid International Fund	141,576	83,566

During the six months ended April 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$198,228	$17,016	$2,885	$14,131
Emerging Markets Equity Fund	1,527,760	591,609	12,885	578,724
Global Equity Income Fund	2,886	169	28	141
Global Focus Fund	4,996	889	43	846
International Equity Fund	565,325	243,457	28,905	214,552
International Equity Index Fund	411,720	354,071	15,393	338,678
International Opportunities Fund	364,672	74,230	5,001	69,229
International Value Fund	1,772,887	397,291	18,202	379,089
Intrepid International Fund	181,857	58,037	562	57,475

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for International Equity Index Fund, International Value Fund and Intrepid International Fund.

In addition, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
JPMorgan Emerging Economies Fund	26.0%	72.7%
JPMorgan Emerging Markets Equity Fund	n/a	11.0
JPMorgan International Equity Fund	n/a	31.8
JPMorgan International Equity Index Fund	43.2	n/a
JPMorgan International Opportunities Fund	n/a	56.2
JPMorgan Intrepid International Fund	n/a	54.1

Additionally, the Advisor owns a significant portion of the outstanding shares of the Global Equity Income Fund and the Global Focus Fund.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2011, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2011, International Equity Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund invested 23.9%, 23.3%, 20.6% and 20.9% of their respective total investments in issuers in the United Kingdom. Global Equity Income Fund and Global Focus Fund invested 30.0% and 22.4% of their respective total investments in issuers in the United States.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settment, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,132.40	$9.46	1.79%
Hypothetical*	1,000.00	1,015.92	8.95	1.79
Class C
Actual*	1,000.00	1,130.50	12.15	2.30
Hypothetical*	1,000.00	1,013.39	11.48	2.30
Class R5
Actual*	1,000.00	1,135.20	7.09	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Select Class
Actual*	1,000.00	1,134.00	8.20	1.55
Hypothetical*	1,000.00	1,017.11	7.75	1.55

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,061.00	8.89	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class B
Actual*	1,000.00	1,058.30	11.43	2.24
Hypothetical*	1,000.00	1,013.69	11.18	2.24
Class C
Actual*	1,000.00	1,058.30	11.43	2.24
Hypothetical*	1,000.00	1,013.69	11.18	2.24
Institutional Class
Actual*	1,000.00	1,063.20	6.85	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Select Class
Actual*	$1,000.00	$1,062.40	$7.62	1.49%
Hypothetical*	1,000.00	1,017.41	7.45	1.49

Global Equity Income Fund
Class A
Actual**	1,000.00	1,036.40	2.09	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual**	1,000.00	1,036.00	2.93	1.72
Hypothetical*	1,000.00	1,016.27	8.60	1.72
Class R2
Actual**	1,000.00	1,036.20	2.50	1.47
Hypothetical*	1,000.00	1,017.50	7.35	1.47
Class R5
Actual**	1,000.00	1,037.40	1.34	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Select Class
Actual**	1,000.00	1,037.30	1.67	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

Global Focus Fund
Class A
Actual*	1,000.00	1,122.40	7.63	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class C
Actual*	1,000.00	1,119.70	10.25	1.95
Hypothetical*	1,000.00	1,015.12	9.74	1.95
Class R5
Actual*	1,000.00	1,124.30	5.27	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Select Class
Actual*	1,000.00	1,123.10	6.32	1.20
Hypothetical*	1,000.00	1,018.84	6.01	1.20

International Equity Fund
Class A
Actual*	1,000.00	1,123.10	6.84	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class B
Actual*	1,000.00	1,120.20	9.52	1.81
Hypothetical*	1,000.00	1,015.82	9.05	1.81
Class C
Actual*	1,000.00	1,121.00	9.52	1.81
Hypothetical*	1,000.00	1,015.82	9.05	1.81
Class R2
Actual*	1,000.00	1,122.10	8.16	1.55
Hypothetical*	1,000.00	1,017.11	7.75	1.55
Class R5
Actual*	1,000.00	1,126.40	4.53	0.86
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Class R6
Actual***	1,000.00	1,187.20	3.66	0.81
Hypothetical*	1,000.00	1,020.78	4.06	0.81

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
International Equity Fund (continued)
Select Class
Actual*	$1,000.00	$1,124.50	$5.53	1.05%
Hypothetical*	1,000.00	1,019.59	5.26	1.05

International Equity Index Fund
Class A
Actual*	1,000.00	1,119.20	5.62	1.07
Hypothetical*	1,000.00	1,019.49	5.36	1.07
Class B
Actual*	1,000.00	1,114.90	9.44	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class C
Actual*	1,000.00	1,115.30	9.44	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class R2
Actual*	1,000.00	1,117.40	6.93	1.32
Hypothetical*	1,000.00	1,018.25	6.61	1.32
Select Class
Actual*	1,000.00	1,120.40	4.31	0.82
Hypothetical*	1,000.00	1,020.73	4.11	0.82

International Opportunities Fund
Class A
Actual*	1,000.00	1,121.00	6.78	1.29
Hypothetical*	1,000.00	1,018.40	6.46	1.29
Class B
Actual*	1,000.00	1,118.50	9.40	1.79
Hypothetical*	1,000.00	1,015.92	8.95	1.79
Class C
Actual*	1,000.00	1,118.70	9.40	1.79
Hypothetical*	1,000.00	1,015.92	8.95	1.79
Institutional Class
Actual*	1,000.00	1,123.20	4.74	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90
Class R6
Actual***	1,000.00	1,180.20	3.52	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78
Select Class
Actual*	1,000.00	1,121.80	5.47	1.04
Hypothetical*	1,000.00	1,019.64	5.21	1.04

International Value Fund
Class A
Actual*	1,000.00	1,132.60	7.14	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35
Class B
Actual*	1,000.00	1,129.00	9.77	1.85
Hypothetical*	1,000.00	1,015.62	9.25	1.85
Class C
Actual*	1,000.00	1,129.40	9.77	1.85
Hypothetical*	1,000.00	1,015.62	9.25	1.85
Class R2
Actual*	1,000.00	1,130.80	8.45	1.60
Hypothetical*	1,000.00	1,016.86	8.00	1.60

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
International Value Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,134.10	$4.97	0.94%
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Select Class
Actual*	1,000.00	1,076.60	5.66	1.10
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Class R6
Actual***	1,000.00	1,054.90	3.57	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84

Intrepid International Fund
Class A
Actual*	1,000.00	1,040.10	7.59	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class C
Actual*	1,000.00	1,137.10	10.60	2.00
Hypothetical*	1,000.00	1,014.88	9.99	2.00
Class R2
Actual*	1,000.00	1,138.70	9.28	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Institutional Class
Actual*	1,000.00	1,142.30	5.31	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Select Class
Actual*	1,000.00	1,141.30	6.64	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

***	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/365 (to reflect the one-half year period).

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2010 in person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the JPMorgan Global Equity Income Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with this approval item, as well as other relevant information furnished throughout the year. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor does not currently intend to use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a voluntary fee waiver and contractual cap on total expenses, shareholders would benefit from expected economies of scale.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class by class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. April 2011.	SAN-INTEQ-411

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
July 7, 2011

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
July 7, 2011